[GE LOGO OMITTED]

[GRAPHIC OMITTED]

GE
Investments
Funds, Inc.

SEMI-ANNUAL REPORT
JUNE 30, 2000

                                                      GE INVESTMENTS FUNDS, INC.
--------------------------------------------------------------------------------
UNDERSTANDING YOUR REPORT
--------------------------------------------------------------------------------

A LETTER FROM THE CHAIRMAN ..............................................   2

REVIEW OF PERFORMANCE AND SCHEDULE OF INVESTMENTS
     Portfolio managers discuss your Funds and what they have invested in and why

     U.S. EQUITY FUND ...................................................   3

     S&P 500 INDEX FUND .................................................   8

     PREMIER GROWTH EQUITY FUND .........................................  15

     VALUE EQUITY FUND ..................................................  18

     MID-CAP VALUE EQUITY FUND (FORMERLY VALUE EQUITY FUND) .............  22

     SMALL-CAP VALUE EQUITY FUND ........................................  25

     INTERNATIONAL EQUITY FUND ..........................................  29

     TOTAL RETURN FUND ..................................................  35

     INCOME FUND ........................................................  45

     GLOBAL INCOME FUND .................................................  53

     MONEY MARKET FUND ..................................................  56

     REAL ESTATE SECURITIES FUND ........................................  58

     NOTES TO PERFORMANCE AND NOTES TO SCHEDULES OF
          INVESTMENTS ...................................................  61

FINANCIAL STATEMENTS

     Financial Highlights ...............................................  63

Notes to Financial Highlights ...........................................  69

Statements of Assets and Liabilities,

   Operations, and Changes in Net Assets ................................  70

NOTES TO FINANCIAL STATEMENTS ...........................................  78

GE INVESTMENTS FUNDS' INVESTMENT TEAM ....................INSIDE BACK COVER

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

                                                      A LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to provide you with the GE Investments Funds, Inc. Semi-Annual Report.

The first six months of 2000 were driven by rising interest rates as the Federal Reserve responded to inflationary pressures. Those rates, coupled with companies that did not reach their earnings targets, caused all of the major U.S. indices to drop in value, especially small-cap stocks. We are cautiously optimistic that this attack on inflation will result in stronger profits in the fourth quarter of 2000.

Overseas, we were glad to note that other countries have begun to control their national debt, as the U.S. has for years. This new attitude toward the economy should help increase the financial stability of the globe. We consider both the German and Canadian economies to be especially strong and are keeping an eye on the Japanese economy.

PERFORMANCE HIGHLIGHTS
During one of the most volatile years in recent memory, several GE Investments Funds outperformed their benchmarks and/or Lipper peer groups. Specifically, for the six-month period ended June 30, 2000:

o THE U.S. EQUITY FUND earned 0.24%, while the Standard & Poor's 500 Composite Price Index dropped 0.47%.

O THE INTERNATIONAL EQUITY FUND grew 2.28%, outperforming the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) benchmark, which fell 4.06%.

O THE TOTAL RETURN FUND grew 3.15%, while its Lipper peer group of 89 Balanced funds had an average return of 1.91%.

O THE REAL ESTATE SECURITIES FUND had a return of 16.28% - compared with the Wilshire Real Estate Securities Index, which gained 15.21%, and the Lipper peer group of 26 Real Estate annuity funds, which advanced an average of 13.79%.


MARKET OVERVIEW
The first six months of 2000 demonstrated how volatile the markets can be. Hints of inflation caused largely by rising fuel prices caused the Federal Reserve to hike interest rates three times. A shakeup in the "dot com" world, which first experienced outstanding returns followed by huge price drops, had a ripple effect throughout the market. For the quarter ended March 31, 2000, the S&P 500 Index gained 2.5%. As of the most recent quarter end, June 30, 2000, the S&P 500 declined 2.85%. Year-to-date, the S&P 500 is down 0.47%. In fact, for the first time since 1994, most of the major averages have posted price declines. This volatility occurred despite the fact that the environment in the U.S. is one of solid economic growth, low inflation, solid corporate earnings, and modestly higher interest rates.

The Fed's three interest rate hikes added a total of 100 basis points to the federal funds rate. As would be expected, these actions had a negative effect on both bond values and returns.

MARKET OUTLOOK
While in recent weeks the markets have shown some signs of stabilization, we expect the markets to remain volatile in the near term. It is too early to tell if recent rate increases will cool the markets sufficiently or if further rate hikes will be required. Either way, concerns over potential rate increases could drive down stock prices moving forward. Election-time rate hikes may be less likely, since the Federal Reserve does not want to be thrust into the role of kingmaker.

Turning to the international arena, we remain bullish on Germany, France and especially Canada - but are eyeing Japan with some concern.

Sectors that bear watching include:
o financial services, which we feel could rebound after the past 12-month performance; o energy stocks, which we believe should be helped by the strength of the Asian economic recovery; and o telecommunications and media issues, which could appreciate based on strong fundamentals and industry consolidation.

We feel that the best way to capitalize on the inherent volatility of the financial markets is to invest in equities, which we still believe have the potential to provide higher performance than most other investments - although returns over the next few years will probably not equal the past five years' growth.

In the months to come, stock selection will remain a major driver of performance. The basic rules of investing still apply - know your investment objectives and work with your financial advisor to consider which options fit your profile and your tolerance for risk, then spend as much effort investing your money as you spent earning it. These rules have always held true and we suggest that you consider them in your future investment plans.

We thank you for the confidence you have shown in us and look forward to continuing to serve your investment needs. Sincerely,

/S/SIGNATURE
Michael J. Cosgrove
CHAIRMAN, GE INVESTMENTS FUNDS, INC.

MIKE COSGROVE IS THE PRESIDENT OF THE ASSET MANAGEMENT SERVICES GROUP OF GE FINANCIAL ASSURANCE HOLDINGS, INC., AND OF GE INVESTMENT DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR, AND SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER - GE COMPANY, MIKE JOINED GE IN 1970 AND
HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES IN GE'S INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. MIKE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

Q&A

GENE BOLTON IS RESPONSIBLE FOR THE OVERALL MANAGEMENT OF GE ASSET MANAGEMENT'S U.S. EQUITY OPERATION. GENE MANAGES INDIVIDUAL, INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS WITH TOTAL ASSETS OF OVER $40 BILLION. HIS RESPONSIBILITIES INCLUDE OVERSEEING THE PORTFOLIO MANAGEMENT TEAM OF THE U.S. EQUITY FUND. GENE JOINED GE IN 1964. AFTER COMPLETING GE'S FINANCIAL MANAGEMENT PROGRAM HE HELD A NUMBER OF FINANCIAL AND STRATEGIC PLANNING POSITIONS IN THE U.S. AND EUROPE. JOINING GE ASSET MANAGEMENT IN 1984 AS CHIEF FINANCIAL OFFICER, HE MOVED TO EQUITIES AS A PORTFOLIO MANAGER IN 1986 AND WAS NAMED TO HIS PRESENT POSITION IN 1991. GENE IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM, AS WELL AS CHAIRMAN OF THE ASSET ALLOCATION COMMITTEE OF GE ASSET MANAGEMENT. HE ALSO SERVES AS A TRUSTEE OF THE INVESTMENT MANAGEMENT WORKSHOP, SPONSORED BY THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH. GENE IS A GRADUATE OF MUNDELEIN COLLEGE WITH A B.A. IN BUSINESS MANAGEMENT.

Q. HOW DID THE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2000?

A. The U.S. Equity Fund posted a return of 0.24% for the six-month period ended June 30, 2000, while the Standard & Poor's 500 Composite Price Index returned a negative 0.47% for the same period. The Fund outperformed the benchmark by 0.71% for the period.

Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2000?

A. The Fund outperformed the benchmark because of an underweighting in the technology sector and an overweighting of the energy and consumer stable sectors. Technology pulled back in the second quarter and that helped performance as did solid stock selection. Energy did well in the quarter due to positive supply/demand characteristics and the overweighting. Solid stock selection also contributed to this sector's outperformance versus the benchmark. The consumer stable area was a highlight in the quarter as healthcare issues in the portfolio did particularly well versus the benchmark. Another sector which added positively to performance was the financial sector as the portfolio contained several investments that did better than the benchmark despite rising interest rates.

Q. WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. The portfolio's underweighting in technology was very helpful to performance for the six months ended June 30, 2000 because the sector corrected significantly in the second quarter. Several holdings did well including Analog Devices, Intel, EMC, and Applied Materials. In addition, the underweighting of Microsoft added to performance as the anti-trust trial hurt the stock's performance during this period. Healthcare issues within the consumer stable sector were a standout during this period in terms of performance. Cardinal Health, Watson Pharmaceuticals, and Merck all posted double digit price returns over this period. The financial sector also contributed positively to performance due to solid stock selection in names such as State Street and Morgan Stanley, Dean Witter. The energy sector also did quite well during the period as positive supply/demand characteristics helped most oil related stocks. Holdings such as Schlumberger and Baker Hughes were up 34% and 53%, respectively, over the six-month period.

     The consumer cyclicals and capital goods sectors performed poorly over the past six months amid rising interest rates and the prospects of an economic slowdown in the United States. Retailers such as Lowes and Federated Department Stores as well as newspaper publishers such as Gannett all hurt performance over the period. Investors sold consumer stocks because of the potential slowdown in consumer spending given the Federal Reserve's tough posture on inflation. Capital goods stocks did poorly because of the potential for an economic slowdown and holdings such as Textron reflected investor concerns.

Q. HOW HAS THE VOLATILITY IN THE MARKET IMPACTED THE FUND?

A. Over the past six to twelve months the markets have been particularly volatile. The S&P 500 Index had gains of 15% for the quarter ended December 31, 1999 following a decline of 6.2% in the quarter ended September 30, 1999. For the quarter ended March 31, 2000, the S&P 500 gained 2.5%. The most

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

Q&A


recent quarter ended June 30, 2000 has seen the S&P 500 decline 2.85%. Year-to-date, the S&P 500 is down 0.47%. What is notable is that these market swings have been focused primarily on the technology sector. Despite an environment in the U.S. of solid economic growth, low inflation, solid corporate earnings, and modestly higher interest rates, the equity market has behaved much like a roller coaster. Through the first half of 2000 most of the major averages have posted price declines, which is a first since 1994.

     In terms of the Fund, we continue to own those companies that have solid earnings growth histories. While these swings do make us reflective of the fundamentals of the market, we invest in those companies with solid fundamentals and do not try to time the market.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We believe the equity market will continue to be mixed and volatile because of the backdrop of rising interest rates and the Federal Reserve's commitment to keep inflation at acceptable levels. With the Fund broadly diversified in high-quality, reasonably valued stocks, we believe it is well positioned for the volatility that we expect for the remainder of the year. We remain focused on company fundamentals and good quality of earnings from our investments.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             COMPARISON OF CHANGES IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                    [LINE CHART OMITTED, PLOT POINTS FOLLOW]

    U.S. Equity Fund  S&P 500 Index
1/3/95  $10000          $10000
3/95     10940           10974
6/95     11973           12019
9/95     12873           12977
12/95    13558           13749
3/96     14353           14497
6/96     14888           15151
9/96     15218           15616
12/96    16502           16927
3/97     16854           17369
6/97     19598           20404
9/97     21255           21938
12/97    21805           22563
3/98     24394           25713
6/98     24989           26566
9/98     22447           23937
12/98    26910           29038
3/99     28396           30477
6/99     30710           32598
9/99     28766           30592
12/99    32187           35153
3/00     32841           36018
6/00     32263           35004

U.S. Equity Fund (ending value $32,263)
S&P 500 Index (ending value $35,004)


--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------


                              SIX     ONE   THREE     SINCE
                            MONTHS   YEAR   YEAR  COMMENCEMENT
--------------------------------------------------------------------------------
U.S. Equity Fund             0.24%   5.06%  18.08%   23.77%
--------------------------------------------------------------------------------
S&P 500 Index               (0.47%)  7.34%  19.70%   25.62%
--------------------------------------------------------------------------------
Lipper peer group average*  (1.13%)  1.44%  12.63%     N/A
--------------------------------------------------------------------------------
Commencement date            1/3/95
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
      A fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of U.S. companies.


--------------------------------------------------------------------------------
                    TOP TEN LARGEST HOLDINGS AT JUNE 30, 2000
--------------------------------------------------------------------------------
  Intel Corp. ......................................   4.15%
--------------------------------------------------------------------------------
  Citigroup Inc. ...................................   3.74%
--------------------------------------------------------------------------------
  Merck & Co. Inc. .................................   2.66%
--------------------------------------------------------------------------------
  Microsoft Corp. ..................................   2.54%
--------------------------------------------------------------------------------
  First Data Corp. .................................   2.29%
--------------------------------------------------------------------------------
  Exxon Mobil Corp. ................................   2.23%
--------------------------------------------------------------------------------
  Cisco Systems Inc. ...............................   2.21%
--------------------------------------------------------------------------------
  Cardinal Health Inc. .............................   2.02%
--------------------------------------------------------------------------------
  Pfizer Inc. ......................................   1.70%
--------------------------------------------------------------------------------
  Dell Computer Corp. ..............................   1.60%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PORTFOLIO COMPOSITION AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

NET ASSETS OF $87,694 (IN THOUSANDS)

[PIE CHART OMITTED]
CONSUMER 30.1%
TECHNOLOGY 24.9%
FINANCIAL 15.0%
UTILITIES 7.9%
CAPITAL GOODS 7.7%
ENERGY 7.3%
CASH & OTHER 3.2%*
BASIC MATERIALS 2.5%
TRANSPORTATION 1.4%

+INCLUDES CASH EQUALIZED BY FUTURES OF 1.7%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE GROWTH AND INCOME PEER GROUP CONSISTING OF 215, 203 AND 130 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                                U.S. EQUITY FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                U.S. EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.8%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 2.5%
Airgas Inc. ........................   3,110  $      17,688(a)
Barrick Gold Corp. .................  14,256        259,281
Bowater Inc. .......................   3,499        154,394
Du Pont de Nemours (E.I.) & Co. ....   5,184        226,800
International Paper Co. ............   3,338         99,514
Mead Corp. .........................   3,629         91,632
Newmont Mining Corp. ...............  17,496        378,351
PPG Industries Inc. ................   5,185        229,760
Rayonier Inc. ......................   4,342        155,769
The Dow Chemical Co. ...............   3,888        117,369
Weyerhaeuser Co. ...................  11,456        492,608
                                                  2,223,166

CAPITAL GOODS -- 7.7%

Boeing Co. .........................   9,137        382,041
Deere & Co. ........................   4,534        167,758
Dover Corp. ........................  25,855      1,048,743(h)
Eaton Corp. ........................   3,110        208,370
Emerson Electric Co. ...............  13,440        811,440
General Dynamics Corp. .............   4,277        223,473
Honeywell International Inc. .......  17,146        577,606
Hubbell Inc. (Class B) .............  10,174        259,437
Ingersoll-Rand Co. .................   6,223        250,476
Martin Marietta Materials Inc. .....   6,346        256,616
Masco Corp. ........................   3,240         58,523
Molex Inc. (Class A) ...............  18,599        650,965
Parker-Hannifin Corp. ..............   4,666        159,810
Textron Inc. .......................  12,506        679,232
United Technologies Corp. ..........  13,219        778,269
Waste Management Inc. ..............  12,960        246,240
                                                  6,758,999

CONSUMER - CYCLICAL -- 11.9%

Adelphia Communications Corp.
  (Class A) ........................     907         42,516(a)
AT&T Corp. - Liberty Media
  Group (Class A) ..................  38,102        923,973(a,h)
Carnival Corp. (Class A) ...........   5,378        104,871
Catalina Marketing Corp. ...........   4,730        482,460(a)
Comcast Corp. (Class A) ............  20,736        839,808
Costco Wholesale Corp. .............   2,722         89,826(a)
CVS Corp. ..........................  12,895        515,800
Federated Department Stores Inc. ...   9,331        314,921 (a)
Ford Motor Co. .....................   5,184        222,912
Gannett Co. Inc. ...................  10,044        600,757
Harman International
  Industries Inc. ..................     365         22,265
Home Depot Inc. ....................  13,349        666,616
Interpublic Group Cos. Inc. ........  19,764        849,852
Knight-Ridder Inc. .................   5,443        289,500
Lowes Cos. Inc. ....................  11,664        478,953
McDonald's Corp. ...................  22,615        744,881
NTL Inc. ...........................  11,114        665,451(a)
Target Corp. .......................  15,189        880,962



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Visteon Corp. ......................     679   $      8,230
Wal-Mart Stores Inc. ...............  16,589        955,941
Walt Disney Co. ....................  18,623        722,805
                                                 10,423,300

CONSUMER - STABLE -- 18.2%

Abbott Laboratories ................  15,876        707,474(h)
American Home Products Corp. .......   3,953        232,239
Amgen Inc. .........................   7,841        550,830(a)
Anheuser Busch Cos. Inc. ...........   3,240        241,987
Avon Products Inc. .................   3,240        144,180
Bestfoods ..........................   2,981        206,434
Bristol-Myers Squibb Co. ...........  21,384      1,245,618
Cardinal Health Inc. ...............  23,911      1,769,414
Colgate-Palmolive Co. ..............   1,659         99,333
Dentsply International Inc. ........   3,629        111,819
Eli Lilly & Co. ....................   4,925        491,884
Energizer Holdings Inc. ............  10,845        197,921(a)
General Mills Inc. .................   5,443        208,195
Gillette Co. .......................   9,811        342,772
Heinz (H.J.) Co. ...................   3,629        158,769
Henry Schein Inc. ..................   6,221        107,312(a)
Johnson & Johnson ..................  12,260      1,248,987
Lincare Holdings Inc. ..............   7,906        194,685(a)
Merck & Co. Inc. ...................  30,456      2,333,691
Pepsico Inc. .......................  27,086      1,203,634
Pfizer Inc. ........................  31,007      1,488,336
Pharmacia Corp. ....................   5,443        281,335
Philip Morris Cos. Inc. ............   5,210        138,391(h)
Procter & Gamble Co. ...............   7,387        422,906
Ralston-Ralston Purina Group .......  18,792        374,665
Sara Lee Corp. .....................  11,016        212,747
Schering Plough Corp. ..............  10,498        530,149
Sybron International Corp. .........  10,498        207,992(a)
The Quaker Oats Co. ................   2,333        175,267
Watson Pharmaceuticals Inc. ........   5,831        313,416(a)
                                                 15,942,382

ENERGY -- 7.3%

Anadarko Petroleum Corp. ...........   5,054        249,225
Baker Hughes Inc. ..................   6,610        211,520
BP Amoco PLC ADR ...................   2,851        161,260
Burlington Resources Inc. ..........   7,950        304,088
Calpine Corp. ......................   2,203        144,847(a)
Chevron Corp. ......................   3,110        263,767
Conoco Inc. (Class B) ..............  10,498        257,857
Exxon Mobil Corp. ..................  24,931      1,957,122(h)
Halliburton Co. ....................   7,128        336,353
Nabors Industries Inc. .............   8,424        350,123(a)
Royal Dutch Petroleum Co. ADR ......  11,664        718,065
Schlumberger Ltd. ..................  11,223        837,516
Texaco Inc. ........................   2,333        124,232
Unocal Corp. .......................   9,720        321,975
USX-Marathon Group .................   5,573        139,673
                                                  6,377,623

FINANCIAL -- 15.0%

AFLAC Inc. .........................   1,426         65,507
American Express Co. ...............  13,025        678,928(h)
American International Group Inc. ..   8,003        940,353
Associates First Capital Corp.
  (Class A) ........................  17,561        391,830


--------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                                U.S. EQUITY FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
AXA Financial Inc. .................   4,666  $     158,644
Bank of America Corp. ..............  16,330        702,190
Bank One Corp. .....................   4,147        110,155
Berkshire Hathaway Inc. (Class B) ..     102        179,520 (a)
Chase Manhattan Corp. ..............  12,182        561,133
Chubb Corp. ........................   6,156        378,594
Citigroup Inc. .....................  54,426      3,279,166(h)
Countrywide Credit Industries Inc. .   2,462         74,629
Federal National Mortgage Assoc. ...  18,312        955,657
Fidelity National Financial Inc. ...   4,925         90,189
FleetBoston Financial Corp. ........  14,489        492,626
Goldman Sachs Group Inc. ...........   2,203        209,010
Hartford Financial Services
  Group Inc. .......................   8,683        485,705
Lehman Brothers Holdings Inc. ......   5,262        497,588
Loews Corp. ........................   2,009        120,540
Marsh & McLennan Cos. Inc. .........   3,473        362,711
Morgan Stanley, Dean  Witter & Co. .  13,997      1,165,250
PNC Financial Services Group .......   7,387        346,266
Reliastar Financial Corp. ..........   4,406        231,040
St. Paul Cos. Inc. .................   5,702        194,581
State Street Corp. .................   3,305        350,537(i)
United States Bancorp. .............   7,128        137,214
                                                 13,159,563

TECHNOLOGY -- 24.9%

Analog Devices Inc. ................  13,205      1,003,580(a)
Applied Materials Inc. .............  12,376      1,121,575(a,h)
Automatic Data Processing Inc. .....  14,152        758,017
Cisco Systems Inc. .................  30,521      1,939,991(a)
Dell Computer Corp. ................  28,512      1,405,998(a)
EMC Corp. ..........................  14,217      1,093,820(a)
Equifax Inc. .......................  35,899        942,349
First Data Corp. ...................  40,500      2,009,813
Intel Corp. ........................  27,216      3,638,439
International Business  Machines Corp. 4,147        454,356
Lucent Technologies Inc. ...........   9,072        537,516
Micron Technology Inc. .............   5,472        481,878(a)
Microsoft Corp. ....................  27,864      2,229,120(a)
Motorola Inc. ......................  23,221        674,860
Nortel Networks Corp. ..............  18,144      1,238,328
PerkinElmer Inc. ...................   2,424        160,287
Pitney Bowes Inc. ..................  11,534        461,360
Sun Microsystems Inc. ..............   4,795        436,045(a)
Tellabs Inc. .......................   8,286        567,073(a)
Texas Instruments Inc. .............   5,573        382,795
Unisys Corp. .......................  24,105        351,029(a)
                                                 21,888,229

TRANSPORTATION -- 1.4%

Burlington Northern  Santa Fe Corp.   15,098        346,310
Canadian Pacific Ltd. ..............  11,923        312,234
Continental Airlines Inc. (Class B)    7,452        350,244(a)
Delta Air Lines Inc. ...............   4,536        229,352
                                                  1,238,140

UTILITIES -- 7.9%

Alltel Corp. .......................   4,666        289,000
AT&T Corp. .........................  10,368        327,888(h)
AT&T Wireless Group ................   2,592         72,252(a)


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Bell Atlantic Corp. ................   6,480   $    329,265(h)
Dominion Resources Inc. ............   1,555         66,671
Duke Energy Corp. ..................   6,804        383,575
Edison International ...............   5,183        106,252
El Paso Energy Corp. ...............   7,970        405,972
Enron Corp. ........................   2,333        150,479
FPL Group Inc. .....................   2,074        102,663
Global Crossing Ltd. ...............   7,128        187,556(a)
GTE Corp. ..........................  13,414        835,021
New Century Energies Inc. ..........   9,072        272,160
NEXTLINK Communications
  Inc. (Class A) ...................   2,074         78,682(a)
SBC Communications Inc. ............  29,548      1,277,951
Sprint Corp. .......................   9,137        465,987
U.S. WEST Inc. .....................   9,655        827,916
Vodafone AirTouch PLC ADR ..........  10,562        437,663
WorldCom Inc. ......................   6,610        303,233(a)
                                                  6,920,186

TOTAL INVESTMENTS IN SECURITIES
  (COST $77,688,818) ...............             84,931,588


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.2%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $2,769,148) ..............2,769,148      2,769,148

OTHER ASSETS AND LIABILITIES,  NET 0.0%              (6,798)
--------------------------------------------------------------------------------

NET ASSETS-- 100% .................             $87,693,938
================================================================================


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The U.S. Equity Fund had the following long Futures Contracts open at June 30, 2000:

                              NUMBER
                EXPIRATION       OF      UNDERLYING  UNREALIZED
DESCRIPTION        DATE      CONTRACTS   FACE VALUE     LOSS
--------------------------------------------------------------------------------
S&P 500         Sept. 2000       4       $ 1,468,100 $ (14,025)


--------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

Q&A


JAMES B. MAY LEADS A TEAM OF PORTFOLIO MANAGERS AT STATE STREET GLOBAL ADVISORS, THE SUB-ADVISER FOR THE S&P 500 INDEX FUND. SINCE 1994, JAMES HAS BEEN AN INVESTMENT OFFICER AND PORTFOLIO MANAGER IN THE U.S. STRUCTURED PRODUCTS GROUP AT STATE STREET BANK AND TRUST COMPANY WHICH HAS TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $723 BILLION. FROM 1991 TO 1993, JAMES SERVED AS AN INVESTMENT SUPPORT ANALYST IN THE U.S. PASSIVE SERVICES GROUP AT STATE STREET. JAMES HOLDS A B.S. IN FINANCE FROM BENTLEY COLLEGE AND AN M.B.A. FROM BOSTON COLLEGE.

Q. HOW DID THE S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTHS ENDED JUNE 30, 2000?
A. The S&P 500 Fund had a return of negative 0.60% for the six-month period ended June 30, 2000. The S&P 500 Index returned negative 0.47% and the Lipper average returned negative 0.60% for the same period.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?
A. The Fund under performed its benchmark primarily due to fund expenses.

Q. WHAT HAS YOUR INVESTMENT STRATEGY BEEN?
A. We continue to utilize a full replication strategy to manage the S&P 500 Fund. With this strategy, all 500 constituents of the S&P 500 Index are owned by the Fund in the approximate capitalization weight of the Index. This methodology has provided consistent tracking.

Q. WHICH INVESTMENT STANDS OUT?
A. During the first quarter of 2000, the technology sector and large cap securities powered the S&P 500 Index forward. Familiar tech stocks such as Intel and Cisco provided much of that strength. LSI Logic and Scientific-Atlanta posted dazzling returns of 115.18% and 145.19%, respectively. In the second quarter of the year healthcare became the best performing sector in the Index with a return of 22.70%. All of the pharmaceutical companies recorded positive returns in the second quarter. Some of the best performing stocks were St. Jude Medical, Cardinal Health and Eli Lilly with returns of 77.72%, 61.37% and 59.90%, respectively. Microsoft and their well documented legal troubles helped drag tech stocks down. The tech sector actually posted a return of -9.20% for the second quarter. Some of the worst performing stocks for the second quarter were tech stocks. Citrix and Novell were pounded by the market after announcing earnings disappointments. Citrix was down 71.42% while Novell dropped 67.69%. Both of those stocks were among the worst performers for the six month period ending June 30, 2000. Citrix was down 69.21% and Novell, the worst performer in the Index for the six month period, was down 76.84%.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND
GOING FORWARD?
A. Due to the passive investment style of the Fund, it will remain fully invested to the S&P 500 to provide as close tracking as possible to the S&P 500 Index.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             COMPARISON OF CHANGES IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                    [LINE GRAPH OMITTED, PLOT POINTS FOLLOW]
         S&P 500 Index Fund         S&P 500 Index
12/89        $10000                   $10000
12/90          8977                     9684
12/91         12063                    12645
12/92         13074                    13622
12/93         14956                    14986
12/94         14944                    15180
12/95         20345                    20872
12/96         25332                    25696
12/97         33015                    34251
12/98         42339                    44080
12/99         51065                    53367
6/00          51494                    53136

S&P 500 Index Fund (ending value $51,494)
S&P 500 Index (ending value $53,136)

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------


                                SIX      ONE    FIVE     TEN
                              MONTHS    YEAR    YEAR    YEAR
--------------------------------------------------------------------------------
S&P 500 Index Fund            (0.60%)   6.98%   23.24%  17.81%
--------------------------------------------------------------------------------
S&P 500 Index                 (0.47%)   7.34%   23.83%  17.82%
--------------------------------------------------------------------------------
Lipper peer group average*    (0.60%)   6.85%   23.37%  17.39%
--------------------------------------------------------------------------------
Commencement date                   4/15/85
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE

   Afund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500
   Composite Stock Price Index by investing primarily in equity securities of companies contained in that Index.



--------------------------------------------------------------------------------
                    TOP TEN LARGEST HOLDINGS AT JUNE 30, 2000
--------------------------------------------------------------------------------
  General Electric Co. ..............................  4.10%
--------------------------------------------------------------------------------
  Intel Corp. .......................................  3.50%
--------------------------------------------------------------------------------
  Cisco Systems Inc. ................................  3.46%
--------------------------------------------------------------------------------
  Microsoft Corp. ...................................  3.29%
--------------------------------------------------------------------------------
  Pfizer Inc. .......................................  2.36%
--------------------------------------------------------------------------------
  Exxon Mobil Corp. .................................  2.13%
--------------------------------------------------------------------------------
  Wal-Mart Stores Inc. ..............................  2.01%
--------------------------------------------------------------------------------
  Oracle Systems Corp. ..............................  1.86%
--------------------------------------------------------------------------------
  Citigroup Inc. ....................................  1.59%
--------------------------------------------------------------------------------
  Nortel Networks Corp. .............................  1.58%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    PORTFOLIO COMPOSITION AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

NET ASSETS OF $734,082 (IN THOUSANDS)

[PIE CHART OMITTED]
TECHNOLOGY 31.8%
CONSUMER 29.3%
FINANCIAL 12.4%
UTILITIES 8.9%
CAPITAL GOODS 8.0%
ENERGY 5.3%
BASIC MATERIALS 2.0%
CASH & OTHER 1.7%+
TRANSPORTATION 0.6%

+INCLUDES CASH EQUALIZED BY FUTURES OF 1.6%
* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE S&P 500 INDEX OBJECTIVE PEER GROUP CONSISTING OF 41, 38, 19 AND 9 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                              S&P 500 INDEX FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                               S&P 500 INDEX FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.3%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 2.0%

Air Products & Chemicals Inc. ......  13,132  $     404,630(h)
Alcan Aluminum Ltd. ................  12,777        396,087(h)
Alcoa Inc. .........................  50,340      1,459,860
Allegheny Teledyne Inc. ............   5,151         92,718
Armstrong Holdings Inc. ............   2,515         38,511
Avery Dennison Corp. ...............   6,255        419,867
Barrick Gold Corp. .................  22,233        404,363
Bethlehem Steel Corp. ..............   8,566         30,516(a)
Boise Cascade Corp. ................   2,823         73,045
Du Pont de Nemours (E.I.) & Co. ....  60,413      2,643,069
Eastman Chemical Co. ...............   4,459        212,917
Ecolab Inc. ........................   7,126        278,359
Engelhard Corp. ....................   6,746        115,104
FMC Corp. ..........................   1,853        107,474(a)
Fort James Corp. ...................  11,784        272,505
Freeport McMoran Copper &
   Gold Inc. (Class B) .............   9,584         88,652
Georgia Pacific Corp. ..............  10,028        263,235
Goodrich (B.F.) Co. ................   6,301        214,628
Great Lakes Chemical Corp. .........   2,797         88,106
Hercules Inc. ......................   6,128         86,175
Homestake Mining Co. ...............  14,489         99,612
Inco Ltd. ..........................  10,312        158,547
International Paper Co. ............  27,775        828,042
Louisiana-Pacific Corp. ............   6,622         72,014
Mead Corp. .........................   6,258        158,015
Millipore Corp. ....................   2,745        206,904
Newmont Mining Corp. ...............   9,628        208,205
Nucor Corp. ........................   4,609        152,961
Pall Corp. .........................   7,778        143,893
Phelps Dodge Corp. .................   4,810        178,872
Placer Dome Inc. ...................  17,374        166,139
Potlatch Corp. .....................   1,430         47,369
PPG Industries Inc. ................   9,737        431,471
Praxair Inc. .......................   9,335        349,479
Rohm & Haas Co. ....................  12,514        431,733
Sealed Air Corp. ...................   4,857        254,385(a)
Sigma-Aldrich Corp. ................   5,591        163,537
The Dow Chemical Co. ...............  38,760      1,170,067
Union Carbide Corp. ................   7,501        371,299
USX-US Steel Group Inc. ............   5,465        101,444
W.R. Grace & Co. ...................   2,987         36,217(a)
Westvaco Corp. .....................   5,920        146,890
Weyerhaeuser Co. ...................  13,160        565,880
Willamette Industries Inc. .........   6,150        167,588
Worthington Industries Inc. ........   4,641         48,731
                                                 14,349,115

CAPITAL GOODS -- 8.0%

Allied Waste Industries Inc. .......  10,100        101,000(a)
Boeing Co. .........................  52,016      2,174,919
Briggs & Stratton Corp. ............   1,234         42,265
Caterpillar Inc. ...................  20,516        694,979
Centex Corp. .......................   2,960         69,560
Cooper Industries Inc. .............   5,371        174,893
Corning Inc. .......................  15,813      4,267,533
Crane Co. ..........................   3,327         80,888


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Cummins Engine Co. Inc. ............   2,089  $      56,925
Danaher Corp. ......................   8,200        405,388
Deere & Co. ........................  13,320        492,840
Dover Corp. ........................  11,758        476,934
Eaton Corp. ........................   4,050        271,350
Emerson Electric Co. ...............  24,374      1,471,580
Fluor Corp. ........................   4,752        150,282
General Dynamics Corp. .............  11,682        610,384
General Electric Co. ............... 568,195     30,114,335
Grainger (W.W.) Inc. ...............   5,182        159,670
Honeywell International Inc. .......  45,616      1,536,689
Illinois Tool Works Inc. ...........  17,097        974,529
Ingersoll-Rand Co. .................   9,499        382,335
Johnson Controls Inc. ..............   4,841        248,404
Kaufman & Broad Home Corp. .........   2,780         55,079
Lockheed Martin Corp. ..............  22,452        557,090
Masco Corp. ........................  25,690        464,026
McDermott International Inc. .......   2,919         25,724
Minnesota Mining & Manufacturing Co.  22,840      1,884,300
Molex Inc. .........................  11,350        546,219
National Service Industries Inc. ...   2,376         46,332
Navistar International Corp. Inc. ..   3,295        102,351(a)
Northrop Grumman Corp. .............   3,861        255,791
Owens Corning ......................   3,976         36,778
PACCAR Inc. ........................   4,460        177,006
Parker-Hannifin Corp. ..............   6,115        209,439
Pulte Corp. ........................   2,322         50,213
Raytheon Co. (Class B) .............  19,124        368,137
Rockwell International Corp. .......  11,368        358,092
Sempra Energy ......................  11,675        198,475
Sherwin-Williams Co. ...............   9,263        196,260
Textron Inc. .......................   8,168        443,624
The Timken Co. .....................   3,531         65,765
Thermo Electron Corp. ..............   9,028        190,152(a)
Thomas & Betts Corp. ...............   3,093         59,154
Tyco International Ltd. ............  96,830      4,587,321
United Technologies Corp. ..........  27,086      1,594,688
Vulcan Materials Co. ...............   6,000        256,125
Waste Management Inc. ..............  35,412        672,828
                                                 58,358,651

CONSUMER - CYCLICAL -- 12.0%

Albertsons Inc. ....................  24,261        806,678(h)
American Greetings Corp.  (Class A)    3,217         61,123(h)
Autozone Inc. ......................   7,544        165,968(a)
Bed Bath & Beyond Inc. .............   7,700        279,125(a)
Best Buy Co. Inc. ..................  11,700        740,025(a)
Black & Decker Corp. ...............   4,907        192,906
Block H & R Inc. ...................   5,652        182,984
Brunswick Corp. ....................   5,768         95,533
Carnival Corp. (Class A) ...........  35,500        692,250
Cendant Corp. ......................  41,046        574,644(a)
Circuit City Stores Inc. ...........  11,526        382,519
Clear Channel Communications  Inc. .  19,400      1,455,000(a)
Comcast Corp. (Class A) ............  51,444      2,083,482
Consolidated Stores Corp. ..........   5,900         70,800(a)
Convergys Corp. ....................   8,900        461,687(a)
Cooper Tire & Rubber Co. ...........   4,223         46,981
Costco Wholesale Corp. .............  25,666        846,978(a)
CVS Corp. ..........................  22,456        898,240
Dana Corp. .........................   9,541        202,150
Darden Restaurants Inc. ............   8,186        133,023
Delphi Automotive Systems Corp. ....  32,058        466,845

--------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Deluxe Corp. .......................   4,029   $     94,933
Dillards Inc. (Class A) ............   6,095         74,664
Dollar General Corp. ...............  19,491        380,074
Donnelley (R.R.) & Sons Co. ........   7,152        161,367
Dow Jones & Co. Inc. ...............   5,042        369,327
Dun & Bradstreet Corp. .............   9,242        264,552
Eastman Kodak Co. ..................  17,675      1,051,662
Federated Department Stores Inc. ...  12,204        411,885(a)
Ford Motor Co. .....................  69,400      2,984,200
Fortune Brands Inc. ................   9,041        208,508
Gannett Co. Inc. ...................  15,208        909,628
Gap Inc. ...........................  48,718      1,522,437
General Motors Corp. ...............  30,647      1,779,441
Genuine Parts Co. ..................  10,596        211,920
Goodyear Tire & Rubber Co. .........   9,319        186,380
Great Atlantic & Pacific  Tea Co. Inc. 1,470         24,439
Harcourt General Inc. ..............   4,061        220,817
Harley-Davidson Inc. ...............  17,100        658,350
Harrahs Entertainment Inc. .........   6,735        141,014(a)
Hasbro Inc. ........................   9,296        140,021
Hilton Hotels Corp. ................  20,188        189,263
Home Depot Inc. .................... 132,818      6,632,599
Interpublic Group Cos. Inc. ........  17,330        745,190
ITT Industries Inc. ................   5,563        168,976
J.C. Penney Co. Inc. ...............  14,387        265,260
K Mart Corp. .......................  25,931        176,655(a)
Knight-Ridder Inc. .................   4,600        244,663
Kohl's Corp. .......................  18,700      1,040,187(a)
Kroger Co. .........................  47,630      1,050,837(a)
Leggett & Platt Inc. ...............  12,100        199,650
Limited Inc. .......................  24,136        521,937
Liz Claiborne Inc. .................   3,065        108,041
Longs Drug Stores Corp. ............   3,082         67,034
Lowes Cos. Inc. ....................  21,664        889,578
Marriott International Inc. (Class A) 13,522        487,637
Mattel Inc. ........................  24,951        329,041
May Department Stores Co. ..........  19,384        465,216
Maytag Corp. .......................   4,695        173,128
McDonald's Corp. ...................  76,534      2,520,839
McGraw Hill Cos. Inc. ..............  11,170        603,180
MediaOne Group Inc. ................  35,426      2,349,231(a)
Meredith Corp. .....................   2,998        101,183
New York Times Co. (Class A) .......   9,988        394,526
Newell Rubbermaid Inc. .............  15,056        387,692
Nike Inc. (Class B) ................  15,804        629,197
Nordstrom Inc. .....................   7,692        185,570
Office Depot Inc. ..................  19,000        118,750(a)
Omnicom Group Inc. .................  10,400        926,250
Polaroid Corp. .....................   2,478         44,759
RadioShack Corp. ...................  10,556        500,090
Reebok International Ltd. ..........   4,630         73,791(a)
Rite Aid Corp. .....................  16,058        105,381
Russell Corp. ......................   1,270         25,400
Sabre Holdings Corp. ...............   7,108        202,578
Safeway Inc. .......................  28,400      1,281,550(a)
Seagram Co. Ltd. ...................  24,835      1,440,430
Sears Roebuck & Co. ................  20,045        653,968
Snap-on Inc. .......................   2,909         77,452
Springs Industries Inc. ............     700         22,531
Staples Inc. .......................  27,200        418,200(a)
Starbucks Corp. ....................  10,700        408,606(a)
Target Corp. .......................  26,176      1,518,208
The Stanley Works ..................   5,726        135,993
Tiffany & Co. ......................   4,200        283,500
Time Warner Inc. ...................  75,476      5,736,176


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
TJX Cos. Inc. ......................  18,140 $      340,125
Toys `R Us Inc. ....................  11,935        173,803(a)
Tribune Co. ........................  18,819        658,647
Tricon Global Restaurants Inc. .....   8,911        251,736(a)
TRW Inc. ...........................   7,095        307,746
Tupperware Corp. ...................   3,128         68,816
VF Corp. ...........................   6,702        159,591
Viacom Inc. (Class B) ..............  87,807      5,987,340(a)
Visteon Corp. ......................   9,087        110,177
Wal-Mart Stores Inc. ............... 256,224     14,764,908
Walgreen Co. .......................  57,400      1,847,562
Walt Disney Co. .................... 119,337      4,631,767
Wendy's International Inc. .........   7,531        134,146
Whirlpool Corp. ....................   4,109        191,582
Winn Dixie Stores Inc. .............   8,440        120,798
Xerox Corp. ........................  38,090        790,367
Young & Rubicam Inc. ...............   4,100        234,469
                                                 88,308,063

CONSUMER - STABLE -- 17.3%

Abbott Laboratories ................  88,896      3,961,428
Adolph Coors Co. (Class B) .........   2,065        124,933
Aetna Inc. .........................   7,952        510,419
Alberto-Culver Co. (Class B) .......   3,133         95,752
Allergan Inc. ......................   7,352        547,724
Alza Corp. .........................   5,861        346,532(a,h)
American Home Products Corp. .......  74,754      4,391,797(h)
Amgen Inc. .........................  58,692      4,123,113(a)
Anheuser Busch Cos. Inc. ...........  25,954      1,938,439(h)
Archer-Daniels Midland Co. .........  33,517        328,886
Avon Products Inc. .................  13,564        603,598
Ball Corp. .........................   1,954         62,894
Bard (C.R.) Inc. ...................   3,251        156,454
Bausch & Lomb Inc. .................   3,128        242,029
Baxter International Inc. ..........  16,574      1,165,359
Becton Dickinson & Co. .............  14,870        426,583
Bemis Co. Inc. .....................   2,881         96,874
Bestfoods ..........................  15,990      1,107,307
Biogen Inc. ........................   8,700        561,150(a)
Biomet Inc. ........................   6,807        261,644
Boston Scientific Corp. ............  24,088        528,431(a)
Bristol-Myers Squibb Co. ........... 113,208      6,594,366(h)
Brown-Forman Corp. (Class B) .......   3,929        211,184
Campbell Soup Co. ..................  24,876        724,514
Cardinal Health Inc. ...............  16,101      1,191,474
CIGNA Corp. ........................   9,263        866,091
Clorox Co. .........................  13,184        590,808
Coca-Cola Co. ...................... 142,451      8,182,029(h)
Coca-Cola Enterprises Inc. .........  24,800        404,550
Colgate-Palmolive Co. ..............  33,472      2,004,136
Conagra Inc. .......................  27,768        529,328
Crown Cork & Seal Inc. .............   7,014        105,210
Eli Lilly & Co. ....................  64,716      6,463,510
General Mills Inc. .................  16,522        631,967
Gillette Co. .......................  59,866      2,091,568
Guidant Corp. ......................  18,024        892,188
HCA-The Healthcare Corp. ...........  32,123        975,736
Healthsouth Corp. ..................  21,336        153,353(a)
Heinz (H.J.) Co. ...................  20,097        879,244
Hershey Foods Corp. ................   8,092        392,462
Humana Inc. ........................  10,727         52,294(a)
IMS Health Inc. ....................  18,284        329,112
International Flavours .............   5,547        167,450
Johnson & Johnson ..................  79,783      8,127,893
Kellogg Co. ........................  23,690        704,778
Kimberly Clark Corp. ...............  31,936      1,832,328

--------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Mallinckrodt Inc. ..................   3,404  $     147,861
Manor Care Inc. ....................   6,037         42,259(a)
McKesson HBOC Inc. .................  15,561        325,808
MedImmune Inc. .....................  11,800        873,200(a)
Medtronic Inc. .....................  68,632      3,418,731
Merck & Co. Inc. ................... 131,850     10,103,006
Nabisco Group Holdings Corp. .......  19,300        500,594
Owens-Illinois Inc. ................   7,500         87,656(a)
Pactiv Corp. .......................   9,448         74,403(a)
PE Corp. - PE Biosystems Group .....  11,900        783,913
Pepsico Inc. .......................  82,610      3,670,982
Pfizer Inc. ........................ 360,898     17,323,104
Pharmacia Corp. ....................  72,757      3,760,627
Philip Morris Cos. Inc. ............ 131,179      3,484,442
Procter & Gamble Co. ...............  75,488      4,321,688
Quintiles Transnational Corp. ......   6,800         96,050(a)
Ralston-Ralston Purina Group .......  17,558        350,063
Sara Lee Corp. .....................  49,562        957,166
Schering Plough Corp. ..............  84,358      4,260,079(h)
St. Jude Medical Inc. ..............   5,123        235,018(a)
Supervalu Inc. .....................   7,200        137,250
Sysco Corp. ........................  19,072        803,408
Temple-Inland Inc. .................   3,326        139,692
Tenet Healthcare Corp. .............  18,397        496,719
The Quaker Oats Co. ................   7,428        558,029
Unilever N.V. ......................  32,834      1,411,874
UnitedHealth Group Inc. ............   9,247        792,930
UST Inc. ...........................  10,279        150,973
Watson Pharmaceuticals Inc. ........   5,500        295,625(a)
Wellpoint Health Networks Inc.
   (Class A) .......................   3,500        253,531(a)
Wrigley (W.M.) Junior Co. ..........   6,634        531,964
                                                127,067,564

ENERGY -- 5.3%

Amerada Hess Corp. .................   5,190        320,483(h)
Anadarko Petroleum Corp. ...........   7,300        359,981
Apache Corp. .......................   6,600        388,162
Ashland Oil Inc. ...................   3,707        129,977
Baker Hughes Inc. ..................  18,950        606,400
Burlington Resources Inc. ..........  12,741        487,343
Chevron Corp. ......................  37,341      3,166,984
Conoco Inc. (Class B) ..............  36,605        899,110
Exxon Mobil Corp. .................. 199,612     15,669,542
Halliburton Co. ....................  25,560      1,206,112
Kerr-McGee Corp. ...................   5,501        324,215
Occidental Petroleum Corp. .........  21,310        448,842
Phillips Petroleum Co. .............  14,729        746,576
Rowan Cos. Inc. ....................   5,677        172,439(a)
Royal Dutch Petroleum Co. ADR ...... 123,016      7,573,172
Schlumberger Ltd. ..................  32,654      2,436,805
Sunoco Inc. ........................   4,988        146,834
Texaco Inc. ........................  31,596      1,682,487
Tosco Corp. ........................   8,300        234,994
Transocean Sedco Forex Inc. ........  12,066        644,777
Union Pacific Resources Group Inc. .  14,129        310,838
Unocal Corp. .......................  13,638        451,759
USX-Marathon Group .................  18,092        453,431
                                                 38,861,263

FINANCIAL -- 12.4%

AFLAC Inc. .........................  15,600        716,625
Allstate Corp. .....................  42,676        949,541(h)


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
American Express Co. ...............  76,622  $   3,993,922(h)
American General Corp. .............  14,303        872,483(h)
American International Group Inc. ..  88,426     10,390,055(h)
AmSouth Bancorp. ...................  22,550        355,163
Aon Corp. ..........................  14,836        460,843
Associates First Capital Corp.
  (Class A) ........................  41,552        927,129
Bank of America Corp. ..............  95,040      4,086,720
Bank of New York Inc. ..............  42,110      1,958,115(h)
Bank One Corp. .....................  66,427      1,764,467(h)
BB&T Corp. .........................  20,000        477,500
Capital One Financial Corp. ........  11,600        517,650
Charles Schwab Corp. ...............  78,111      2,626,482
Charter One Financial Inc. .........  12,200        280,600
Chase Manhattan Corp. ..............  71,181      3,278,775
Chubb Corp. ........................   9,897        608,665
Cincinnati Financial Corp. .........   9,400        295,513
Citigroup Inc. ..................... 193,952     11,685,608
Comerica Inc. ......................   8,956        401,900
Conseco Inc. .......................  17,384        169,494
Countrywide Credit Industries Inc. .   6,600        200,063
Federal Home Loan Mortgage  Corp. ..  40,065      1,622,632
Federal National Mortgage Assoc. ...  57,776      3,015,185
Fifth Third Bancorp ................  17,756      1,123,067
First Union Corp. ..................  56,948      1,413,022
Firstar Corp. ......................  56,646      1,193,106
FleetBoston Financial Corp. ........  51,518      1,751,612
Franklin Resources Inc. ............  14,500        440,437
Golden West Financial Corp. ........   8,865        361,803
Hartford Financial Services
  Group Inc. .......................  12,704        710,630
Household International Inc. .......  27,111      1,126,801
Huntington Bancshares Inc. .........  13,122        207,492
Jefferson-Pilot Corp. ..............   6,082        343,253
KeyCorp ............................  26,128        460,506
Lehman Brothers Holdings Inc. ......   6,900        652,481
Lincoln National Corp. .............  10,912        394,196
Loews Corp. ........................   5,516        330,960
Marsh & McLennan Cos. Inc. .........  15,454      1,613,977
MBIA Inc. ..........................   5,990        288,643
MBNA Corp. .........................  46,374      1,257,895
Mellon Financial Corp. .............  28,028      1,021,270
Merrill Lynch & Co. Inc. ...........  26,017      2,991,955
MGIC Investment Corp. ..............   5,859        266,585
Morgan (J.P.) & Co. Inc. ...........   9,264      1,020,198
Morgan Stanley, Dean  Witter & Co. .  64,896      5,402,592
National City Corp. ................  35,764        610,223
Northern Trust Corp. ...............  12,600        819,787
Old Kent Financial Corp. ...........   8,085        216,274
Paychex Inc. .......................  21,625        908,250
PNC Financial Services Group .......  16,708        783,187
Progressive Corp. ..................   4,300        318,200
Providian Financial Corp. ..........   8,347        751,230
Regions Financial Corp. ............  12,700        252,413
Safeco Corp. .......................   7,381        146,697
SLM Holding Corp. ..................   9,000        336,938
SouthTrust Corp. ...................   9,300        210,413
St. Paul Cos. Inc. .................  11,980        408,817
State Street Corp. .................   9,300        986,381(i)
Summit Bancorp. ....................  10,200        251,175
Suntrust Banks Inc. ................  17,229        787,150
Synovus Financial Corp. ............  15,750        277,594
T. Rowe Price Associates Inc. ......   6,800        289,000
The Bear Stearns Cos. Inc. .........   6,169        256,785

--------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Torchmark Corp. ....................   7,300 $      180,219
Union Planters Corp. ...............   8,500        237,469
United States Bancorp. .............  43,027        828,270
UNUMProvident Corp. ................  13,289        266,611
Wachovia Corp. .....................  11,566        627,455
Washington Mutual Inc. .............  31,218        901,420
Wells Fargo & Co. ..................  92,418      3,581,197
                                                 91,260,766

TECHNOLOGY -- 31.8%

3Com Corp. .........................  20,154      1,161,374(a)
Adaptec Inc. .......................   5,500        125,125(a)
ADC Telecommunications Inc. ........  19,400      1,627,175(a)
Adobe Systems Inc. .................   6,896        896,480(h)
Advanced Micro Devices Inc. ........   8,637        667,208(a,h)
Agilent Technologies Inc. ..........  25,807      1,903,266(a)
Altera Corp. .......................  11,500      1,172,281(a)
America Online Inc. ................ 131,600      6,941,900(a)
American Power Conversion Corp. ....  11,100        453,019(a)
Analog Devices Inc. ................  20,300      1,542,800(a)
Andrew Corp. .......................   4,456        149,555(a)
Apple Computer .....................  18,520        969,985(a)
Applied Materials Inc. .............  46,300      4,195,937(a)
Autodesk Inc. ......................   3,512        121,823
Automatic Data Processing Inc. .....  35,918      1,923,858
BMC Software Inc. ..................  14,100        514,430(a)
Broadcom Corp. (Class A) ...........  12,500      2,736,719(a)
Cabletron Systems Inc. .............   9,926        250,632(a)
Ceridian Corp. .....................   8,108        195,099(a)
Cisco Systems Inc. ................. 399,504     25,393,473(a)
Citrix Systems Inc. ................  10,600        200,738(a)
Compaq Computer Corp. ..............  98,105      2,507,809
Computer Associates
  International Inc. ...............  34,081      1,744,521
Computer Sciences Corp. ............   9,682        723,124(a)
Compuware Corp. ....................  20,700        214,763(a)
Comverse Technology Inc. ...........   8,700        809,100(a)
Conexant Systems Inc. ..............  12,300        598,087(a)
Dell Computer Corp. ................ 148,048      7,300,617(a,h)
Electronic Data Systems Corp. ......  27,200      1,122,000
EMC Corp. .......................... 124,414      9,572,102(a)
Equifax Inc. .......................   7,700        202,125
First Data Corp. ...................  23,581      1,170,207
Gateway 2000 Inc. ..................  18,500      1,049,875(a)
Hewlett Packard Co. ................  57,341      7,160,457
Intel Corp. ........................ 192,304     25,708,641
International Business
  Machines Corp. ................... 101,630     11,134,837
KLA-Tencor Corp. ...................  10,500        614,906(a)
Lexmark International
  Group Inc. (Class A) .............   7,300        490,925(a)
Linear Technology Corp. ............  17,700      1,131,694
LSI Logic Corp. ....................  17,392        941,342(a)
Lucent Technologies Inc. ........... 186,718     11,063,041(h)
Maxim Integrated Products Inc. .....  16,200      1,100,587(a)
Mercury Interactive Corp. ..........   3,400        328,950(a)
Micron Technology Inc. .............  31,854      2,805,143(a)
Microsoft Corp. .................... 302,156     24,172,480(a,h)
Motorola Inc. ...................... 123,450      3,587,766
National Semiconductor Corp. .......  10,183        577,885(a)
NCR Corp. ..........................   5,800        225,838(a)
Network Appliance Inc. .............  17,500      1,408,750(a)
Nortel Networks Corp. .............. 169,924     11,597,313
Novell Inc. ........................  17,866        165,261(a)
Novellus Systems Inc. ..............   7,300        412,906(a)
Oracle Systems Corp. ............... 162,816     13,686,720(a)


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Parametric Technology Corp. ........  15,306 $      168,366(a)
PeopleSoft Inc. ....................  15,800        264,650(a)
PerkinElmer Inc. ...................   2,805        185,481
Pitney Bowes Inc. ..................  15,032        601,280
QUALCOMM Inc. ......................  42,500      2,550,000
Sanmina Corp. ......................   7,500        641,250(a)
Sapient Corp. ......................   3,300        352,894(a)
Scientific-Atlanta Inc. ............   9,206        685,847
Seagate Technology .................  13,290        730,950(a)
Shared Medical System Corp. ........   1,753        127,859
Siebel Systems Inc. ................  11,400      1,864,612(a)
Solectron Corp. ....................  34,600      1,448,875(a)
Sun Microsystems Inc. ..............  90,880      8,264,400(a)
Tektronix Inc. .....................   2,838        210,012
Tellabs Inc. .......................  23,452      1,604,996(a)
Teradyne Inc. ......................   9,800        720,300(a)
Texas Instruments Inc. .............  93,736      6,438,491
Unisys Corp. .......................  18,209        265,169(a)
VERITAS Software Corp. .............  22,400      2,531,550(a)
Xilinx Inc. ........................  18,400      1,519,150(a)
Yahoo! Inc. ........................  31,200      3,864,900(a)
                                                233,513,681

TRANSPORTATION -- 0.6%

AMR Corp. ..........................   8,314        219,801(a,h)
Burlington Northern  Santa Fe Corp.   24,349        558,505
CSX Corp. ..........................  13,138        278,361
Delta Air Lines Inc. ...............   6,882        347,971
FedEx Corp. ........................  16,660        633,080(a)
Kansas City Southern  Industries Inc.  6,400        567,600
Norfolk Southern Corp. .............  22,501        334,703
Ryder System Inc. ..................   4,231         80,125
Southwest Airlines Co. .............  29,166        552,331
U.S. Airways Group Inc. ............   3,807        148,473(a)
Union Pacific Corp. N.V. ...........  14,654        544,946
                                                  4,265,896

UTILITIES -- 8.9%

AES Corp. ..........................  24,300      1,108,687(a)
Alltel Corp. .......................  18,294      1,133,085
Ameren Corp. .......................   7,542        254,543
American Electric Power Inc. .......  18,125        536,953(h)
AT&T Corp. ......................... 182,174      5,761,253
Bell Atlantic Corp. ................  89,168      4,530,849
Bellsouth Corp. .................... 108,498      4,624,727(h)
CenturyTel Inc. ....................   8,050        231,438
CINergy Corp. ......................   9,353        237,917
CMS Energy Corp. ...................   6,000        132,750
Coastal Corp. ......................  12,342        751,319
Columbia Gas Systems Inc. ..........   4,484        294,262
Consolidated Edison Inc. ...........  12,907        382,370
Constellation Energy Group .........   8,503        276,879
CP&L Inc. ..........................   8,760        279,773
Dominion Resources Inc. ............  13,718        588,159
DTE Energy Co. .....................   7,866        240,405
Duke Energy Corp. ..................  21,066      1,187,596
Eastern Enterprises ................   1,502         94,626
Edison International ...............  18,742        384,211
El Paso Energy Corp. ...............  13,387        681,900
Enron Corp. ........................  42,000      2,709,000
Entergy Corp. ......................  12,947        351,997
FirstEnergy Corp. ..................  13,077        305,675
Florida Progress Corp. .............   5,800        271,875

--------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
FPL Group Inc. .....................  10,631 $      526,234
Global Crossing Ltd. ...............  50,713      1,334,386(a)
GPU Inc. ...........................   7,300        197,556
GTE Corp. ..........................  55,261      3,439,997
New Century Energies Inc. ..........   6,400        192,000
Nextel Communications Inc. (Class A)  43,500      2,661,656(a)
Niagara Mohawk Holdings Inc. .......  10,554        147,096(a)
Nicor Inc. .........................   2,743         89,490
Northern States Power Co. ..........   9,360        188,955
ONEOK Inc. .........................   1,307         33,900
PECO Energy Co. ....................   9,522        383,856
Peoples Energy Corp. ...............   1,721         55,717
PG&E Corp. .........................  22,254        548,005
Pinnacle West Capital Corp. ........   5,100        172,763
PPL Corp. ..........................   8,422        184,758
Public Service Enterprise Group ....  12,459        431,393
Reliant Energy Inc. ................  17,218        509,007
SBC Communications Inc. ............ 195,069      8,436,734
Southern Co. .......................  36,958        861,583
Sprint Corp. .......................  50,352      2,567,952
Sprint Corp. (PCS Group) ...........  52,526      3,125,297(a)
TXU Corp. ..........................  15,786        465,687
U.S. WEST Inc. .....................  29,288      2,511,446
Unicom Corp. .......................  10,219        395,348
Williams Cos. Inc. .................  25,286      1,054,110
WorldCom Inc. ...................... 164,232      7,534,142(a)
                                                 65,401,317

TOTAL INVESTMENTS IN SECURITIES
  (COST $575,974,803) ..............            721,386,316

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.7%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund ..... 850,073        850,073
Money Market Obligations Trust ....4,191,485      4,191,485
Short Term Investment Co. .........6,966,949      6,966,949

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT -- 0.1%

United States Treasury Bills
5.78%     9/14/00 ................. $905,000 $      894,254(d)

TOTAL SHORT-TERM INVESTMENTS
  (COST $12,902,761) ..............              12,902,761


OTHER ASSETS AND LIABILITIES,
   NET 0.0% .......................                (207,076)
--------------------------------------------------------------------------------
NET ASSETS-- 100% .................            $734,082,001
================================================================================

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The S&P 500 Index Fund had the following long Futures Contracts open at June 30, 2000:

                         NUMBER
            EXPIRATION     OF      UNDERLYING      UNREALIZED
DESCRIPTION    DATE     CONTRACTS  FACE VALUE        LOSS
--------------------------------------------------------------------------------
S&P 500     Sept. 2000     32    $ 11,744,800    $(129,600)



--------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

Q&A

DAVID CARLSON MANAGES INDIVIDUAL, INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS WITH TOTAL ASSETS OF OVER $7 BILLION. DAVE JOINED GE IN 1980 ON THE GE FINANCIAL MANAGEMENT PROGRAM. IN 1982, HE JOINED GE ASSET MANAGEMENT AS A SECURITY ANALYST RESPONSIBLE FOR SEVERAL CONSUMER INDUSTRIES. IN 1988, DAVE ASSUMED RESPONSIBILITY FOR MANAGING ELFUN TRUSTS AND HAS MANAGED THE PREMIER GROWTH EQUITY FUND SINCE IT'S INCEPTION. HE IS A TRUSTEE FOR THE GE CANADA PENSION TRUST, A CHARTERED FINANCIAL ANALYST (CFA) AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. DAVE IS A GRADUATE OF INDIANA UNIVERSITY WITH A B.S. IN BUSINESS.

 Q. HOW DID THE PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2000?
 A. The Premier Growth Fund posted a return of negative 0.53% for the six-month period ended June 30, 2000, while the S&P 500 Index returned negative 0.47% for the same period. The Fund underperformed the Index by six basis points during this period.

 Q.  HOW DID THE FUND PERFORM COMPARED TO ITS PEER GROUP?
 A. For a peer group comparison we use the Lipper Analytical Services Growth Fund category of annuity mutual funds. This peer group numbers some 224 growth funds. The average return for the peer group was 3.29% for the six months ended June 30, 2000. Many funds in this category have technology weightings in excess of 50% while the Fund maintains a technology weighting of approximately 31% -- in-line with the benchmark. Technology stocks outperformed the market during the six-month period ended June 30, 2000, consequently boosting many peer fund returns due to this substantial overweight situation. While the portfolio had very solid stock selection in technology, our relative sector weighting was responsible for the differential in performance. We continue to be constructive about technology stocks but are sensitive to valuation levels.

 Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2000?
 A. In looking at a breakdown of returns for the S&P 500 Index for the six-month period, the consumer stable, energy, and technology sectors were the only sectors with a positive return during the period. The consumer stable sector gained 10.7%, energy rose 4.8% and technology rose 3.7%. All other sectors underperformed the Index for this period. The Fund underperformed the benchmark due to a dramatic pullback in consumer cyclical stocks despite solid stock selection in the consumer stable, energy, and technology sectors over this time period.

 Q.  DOES ANY PARTICULAR STOCK PERFORMANCE STAND OUT IN THE PERIOD?
 A. Within the consumer stable sector, holdings in the pharmaceutical and healthcare distribution industries helped performance over the past six months. For example, holdings such as Cardinal Health gained 55%, Pfizer rose 49%, and Dentsply gained 31% during this period. The energy sector performed very well given positive industry supply/demand characteristics with names like Baker Hughes up 53%, and Schlumberger posting gains of 34% over this period. Despite the volatility in technology, holdings such as Intel posted gains of 63%, Applied Materials rose 43%, and EMC gained 41% during the six-month period. On the downside, consumer cyclical holdings Carnival Corp, NTL and Home Depot were down 59%, 40% and 27%, respectively, and consequently hurt the Fund's performance for the period.

 Q.  HOW HAS THE VOLATILITY IN THE MARKET IMPACTED THE FUND?
 A. Over the past six to twelve months the markets have been particularly volatile. The S&P 500 Index had gains of 15% for the quarter ended December 31, 1999, following a decline of 6.2% in the quarter ended September 30, 1999. For the quarter ended March 31, 2000, the S&P 500 gained 2.5%. The most recent quarter ended June 30, 2000 has seen the S&P 500 decline 2.85%. Year-to-date, the S&P 500 is down 0.47%. What is notable is that these market swings have been focused primarily on the technology sector. Despite an environment in the U.S. of solid economic growth, low inflation, solid corporate earnings, modestly higher interest rates, and declining oil prices, the equity market has behaved much like a roller coaster. Through the first half of 2000 most of the major averages have posted price declines which is a first since 1994.

     In terms of the Fund, we continue to own those companies that have solid earnings growth. While these swings do make us reflective of the fundamentals of the market, we invest in those companies with solid fundamentals and do not try to time the market.

 Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
 A. The Fund remains concentrated in 33 holdings. We reduced the weighting in technology stocks to match the level of the S&P 500 Index. The rationale was based on valuation levels. The fundamentals of the technology sector are positive, but the valuation levels remain high in our opinion. We are finding more compelling investment opportunities in other sectors where growth rates are high and valuation levels more reasonable. We continue to focus on industry leaders with strong fundamentals. We estimate the earnings growth of our holdings to be in the 15-20% range, and we expect above-average growth will drive above-average stock price performance over the long term.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             COMPARISON OF CHANGES IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                    [LINE GRAPH OMITTED, PLOT POINTS FOLLOW]
         PREMIER GROWTH EQUITY FUND       S&P 500 Index
12/12/97         $10000                     $10000
12/97             10346                      10182
3/98              11712                      11604
6/98              12193                      11988
9/98              11395                      10788
12/98             14125                      13087
3/99              15399                      13735
6/99              16968                      14691
9/99              15924                      13787
12/99             19247                      15842
3/00              19959                      16239
6/00              19145                      15775

Premier Growth Equity Fund (ending value $19,145)
S&P 500 Index (ending value $15,775)

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------


                                   SIX     ONE        SINCE
                                 MONTHS   YEAR    COMMENCEMENT
--------------------------------------------------------------------------------
Premier Growth Equity Fund         (0.53%)   12.83%     28.98%
--------------------------------------------------------------------------------
S&P 500 Index                      (0.47%)    7.34%     19.57%
--------------------------------------------------------------------------------
Lipper peer group average*          3.29%    20.83%    N/A
--------------------------------------------------------------------------------
Commencement date               12/12/97
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE

     A fund designed for investors who seek long-term growth of capital and future income rather than current income by investing primarily in a limited number of equity securities of large- and medium-sized companies that the portfolio manager believes have
             above-average growth histories and/or growth potential.




--------------------------------------------------------------------------------
                    TOP TEN LARGEST HOLDINGS AT JUNE 30, 2000
--------------------------------------------------------------------------------
  Cardinal Health Inc. .............................   7.28%
--------------------------------------------------------------------------------
  Intel Corp. ......................................   6.36%
--------------------------------------------------------------------------------
  EMC Corp. ........................................   6.35%
--------------------------------------------------------------------------------
  AT&T Corp. - Liberty Media Group (Class A) .......   6.16%
--------------------------------------------------------------------------------
  Cisco Systems Inc. ...............................   6.05%
--------------------------------------------------------------------------------
  First Data Corp. .................................   5.98%
--------------------------------------------------------------------------------
  Molex Inc. (Class A) .............................   5.97%
--------------------------------------------------------------------------------
  Citigroup Inc. ...................................   5.73%
--------------------------------------------------------------------------------
  Catalina Marketing Corp. .........................   5.34%
--------------------------------------------------------------------------------
  Microsoft Corp. ..................................   5.08%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                    PORTFOLIO COMPOSITION AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

NET ASSETS OF $82,717 (IN THOUSANDS)
[PIE CHART OMITTED]
CONSUMER 41.4%
TECHNOLOGY 30.8%
CAPITAL GOODS 6.5%
FINANCIAL SERVICES 6.2%
UTILITIES 5.6%
ENERGY 4.8%
CASH & OTHER 4.7%+


+INCLUDES CASH EQUALIZED BY FUTURES OF 1.3%
* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE GROWTH PEER GROUP CONSISTING OF 224 AND 211 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                      PREMIER GROWTH EQUITY FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                           PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.3%
--------------------------------------------------------------------------------

CAPITAL GOODS -- 6.5%

Dover Corp. ........................  52,839  $   2,143,282
Molex Inc. (Class A) ...............  91,615      3,206,525
                                                  5,349,807

CONSUMER - CYCLICAL -- 22.9%

AT&T Corp. - Liberty Media
  Group (Class A) .................. 136,358      3,306,681(a)
Carnival Corp. .....................  54,543      1,063,589
Catalina Marketing Corp. ...........  28,124      2,868,648(a)
Comcast Corp. (Class A) ............  61,361      2,485,121
CVS Corp. ..........................  47,725      1,909,000
Home Depot Inc. ....................  51,134      2,553,504
Interpublic Group Cos. Inc. ........  57,952      2,491,936
NTL Inc. ...........................  37,498      2,245,193(a)
                                                 18,923,672

CONSUMER - STABLE -- 18.5%

Cardinal Health Inc. ...............  52,839      3,910,086
Dentsply International Inc. ........  25,567        787,783
Gillette Co. .......................  32,385      1,131,451
Henry Schein Inc. ..................  34,089        588,035(a)
Lincare Holdings Inc. ..............  85,224      2,098,641(a)
Merck & Co. Inc. ...................  32,385      2,481,501
Pfizer Inc. ........................  51,134      2,454,432
Sybron International Corp. .........  93,746      1,857,343(a)
                                                 15,309,272

ENERGY -- 4.8%

Baker Hughes Inc. ..................  69,883      2,236,256
Schlumberger Ltd. ..................  23,863      1,780,776
                                                  4,017,032

FINANCIAL -- 6.2%

AFLAC Inc. .........................  44,316      2,035,766
Citigroup Inc. .....................  51,134      3,080,824
                                                  5,116,590

TECHNOLOGY -- 30.8%

Applied Materials Inc. .............  28,976      2,625,950(a)
Automatic Data Processing Inc. .....  46,021      2,465,000
Cisco Systems Inc. .................  51,134      3,250,205(a,h)
Dell Computer Corp. ................  44,316      2,185,333(a)
EMC Corp. ..........................  44,316      3,409,562(a)
Equifax Inc. .......................  85,224      2,237,130
First Data Corp. ...................  64,770      3,214,211
Intel Corp. ........................  25,567      3,417,988
Microsoft Corp. ....................  34,089      2,727,120(a)
                                                 25,532,499

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
UTILITIES -- 5.6%

Vodafone AirTouch PLC ADR ..........  51,134  $   2,118,865(h)
WorldCom Inc. ......................  54,543      2,502,160(a)
                                                  4,621,025

TOTAL INVESTMENTS IN SECURITIES
  (COST $68,062,670) ...............             78,869,897


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.8%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (COST $5,612,966) ...............5,612,966      5,612,966

OTHER ASSETS AND LIABILITIES,
   NET (2.1)% .....................              (1,765,891)
--------------------------------------------------------------------------------


NET ASSETS-- 100% .................             $82,716,972
================================================================================

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The Premier Growth Equity Fund had the following long Futures Contracts open at June 30, 2000:

                              NUMBER
                 EXPIRATION     OF       UNDERLYING UNREALIZED
DESCRIPTION         DATE     CONTRACTS   FACE VALUE    LOSS
--------------------------------------------------------------------------------
S&P 500          Sept. 2000       3     $ 1,101,075   $(1,750)
--------------------------------------------------------------------------------

------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A



PETER J. HATHAWAY IS THE PORTFOLIO MANAGER FOR THE VALUE EQUITY FUND. HE IS CURRENTLY A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT AND MANAGES EQUITY ASSETS OF APPROXIMATELY $9 BILLION. PETE HAS MORE THAN 36 YEARS OF INVESTMENT EXPERIENCE AND HAS HELD POSITIONS WITH GE ASSET MANAGEMENT SINCE 1985. PETE WAS SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER AT AMERITRUST FROM 1975 TO 1985, AND PREVIOUSLY HELD INVESTMENT POSITIONS AT MERRILL LYNCH, EQUITABLE LIFE AND US TRUST. HE HOLDS AN M.B.A. FROM THE WHARTON SCHOOL AT THE UNIVERSITY OF PENNSYLVANIA AND A BS IN FINANCE FROM ARIZONA STATE UNIVERSITY.

 Q. HOW DID THE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE PERIOD APRIL 28, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH JUNE 30, 2000?
 A. The portfolio returned negative 0.30% versus negative 3.56% for the Russell 1000 Value Index for the period ended June 30, 2000, thereby outperforming by 3.26%.

 Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE PERIOD ENDED JUNE 30,
     2000?
 A. The outperformance of the Fund relative to the benchmark was broadly based with six of nine sectors contributing positively. These six include basic materials, consumer stable, technology, transportation, utilities, and financials. Capital goods, consumer cyclical and energy detracted from performance for the period.

 Q.  WHICH STOCKS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?
 A. An overweight position in the consumer stable sector significantly helped portfolio performance for the period ended June 30, 2000. Healthcare issues were very strong during the second quarter and holdings such as Pfizer, Lilly, and Merck contributed solidly during this period. Our technology investments in Intel, Micron, and Analog Devices also helped portfolio returns. Basic materials did well because the sector was underweighted in the portfolio and several stocks did well, specifically DuPont and International Paper. Transportation also helped performance due to investments in Canadian Pacific and Continental Airlines. The utilities sector performed well due to favorable supply/demand characteristics in the electric and natural gas industries. Overweight positions in El Paso, Dynergy, and Duke helped to boost performance. Investments in BlackRock, Waddell & Reed, and Reliastar all helped performance within the financial sector as the area experienced increased volatility due to market gyrations and interest rates. The capital goods, consumer cyclicals, and energy sectors all detracted from performance over this period. The capital goods sector pulled back sharply in the second quarter and holdings such as Textron were hit hard. Interest-rate-sensitive retail stocks within consumer cyclicals were also hit hard amid worries of a slowing economy with holdings such as Wal-Mart, Target, and Home Depot declining. Holdings in the energy sector such as Nabors and Halliburton performed well but an underweight of the sector detracted from performance.

 Q.  HOW HAS THE VOLATILITY IN THE MARKET IMPACTED THE FUND?
 A. Over the past six to twelve months the markets have been particularly volatile. The S&P 500 Index had gains of 15% for the quarter ended December 31, 1999, following a decline of 6.2% in the quarter ended September 30, 1999. For the quarter ended March 31, 2000, the S&P 500 gained 2.5%. The most recent quarter ended June 30, 2000 has seen the S&P 500 decline 2.85%. Year-to-date, the S&P 500 is down 0.47%. What is notable is that these market swings have been focused primarily on the technology sector. Despite an environment in the U.S. of solid economic growth, low inflation, solid corporate earnings, modestly higher interest rates, and declining oil prices, the equity market has behaved much like a roller coaster. Through the first half of 2000 most of the major averages have posted price declines which is a first since 1994.

     In terms of the Fund, we continue to own those companies that have solid earnings growth. We look at the swings in the market as opportunities to scale buy or sell those stocks that become respectively undervalued or overvalued relative to the market, to their peers and/or to their earnings growth rate.

 Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
 A. Over the near term, we expect the equity markets to remain volatile. We also believe that the performance and valuation discrepancy between technology and almost everything else may have only partially corrected and that there may be further declines as the year progresses. We continue to focus on fundamental research and stock selection, and plan to maintain the valuation discipline that has rewarded us over the years. We believe the portfolio is well positioned for solid relative performance in this environment.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             COMPARISON OF CHANGES IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                    [LINE GRAPH OMITTED, PLOT POINTS FOLLOW]
         Value Equity Fund    Russell 1000 Value Index
4/28/2000   $10000                $10000
4/00         10000                 10000
             10120                 10105
              9980                  9980
              9790                  9802
              9780                  9793
              9930                  9858
              9910                  9933
              9840                  9888
              9670                  9783
              9850                  9959
              9930                 10030
             10120                 10244
             10210                 10273
             10100                 10159
             10060                 10169
              9890                 10005
              9880                 10010
              9760                  9957
              9910                 10055
              9770                  9888
              9750                  9893
             10000                 10069
5/00         10020                 10105
             10190                 10254
             10350                 10374
             10270                 10279
             10210                 10257
             10260                 10300
             10190                 10225
             10170                 10180
             10110                 10183
             10240                 10247
             10280                 10306
             10250                 10211
             10140                 10020
             10270                 10102
             10180                 10044
             10210                 10027
             10070                  9956
             10040                  9926
             10090                  9939
             10070                  9927
             10070                  9907
              9990                  9866
6/00          9970                  9644

Value Equity Fund (ending value $9,970)
Russell 1000 Value Index (ending value $9,644)


--------------------------------------------------------------------------------
             AVERAGE TOTAL RETURN FOR THE PERIOD ENDED JUNE 30, 2000
--------------------------------------------------------------------------------


                                           SINCE
                                        COMMENCEMENT
--------------------------------------------------------------------------------
Value Equity Fund                          (0.30%)
--------------------------------------------------------------------------------
Russell 1000 Value Index                   (3.56%)
--------------------------------------------------------------------------------
Commencement date                          4/28/00
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE

     A fund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of large U.S.
      companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.



--------------------------------------------------------------------------------
                    TOP TEN LARGEST HOLDINGS AT JUNE 30, 2000
--------------------------------------------------------------------------------
  Intel Corp. ......................................   3.95%
--------------------------------------------------------------------------------
  Citigroup Inc. ...................................   2.87%
--------------------------------------------------------------------------------
  Exxon Mobil Corp. ................................   2.50%
--------------------------------------------------------------------------------
  Merck & Co., Inc. ................................   2.46%
--------------------------------------------------------------------------------
  Microsoft Corp. ..................................   2.37%
--------------------------------------------------------------------------------
  Morgan Stanley, Dean Witter & Co. ................   2.05%
--------------------------------------------------------------------------------
  Nortel Networks Corp. ............................   1.71%
--------------------------------------------------------------------------------
  SBC Communications Inc. ..........................   1.70%
--------------------------------------------------------------------------------
  Wal-Mart Stores Inc. .............................   1.68%
--------------------------------------------------------------------------------
  Cisco Systems Inc. ...............................   1.66%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PORTFOLIO COMPOSITION AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

NET ASSETS OF $9,976 (IN THOUSANDS)
[PIE CHART OMITTED]
CONSUMER 27.0%
TECHNOLOGY 24.2%
FINANCIAL SERVICES 15.9%
UTILITIES 9.3%
CAPITAL GOODS 7.8%
ENERGY 7.3%
BASIC MATERIALS 3.7%
TRANSPORTATION 2.1%
MISCELLANEOUS 1.6%
CASH & OTHER 1.1%

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               VALUE EQUITY FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                VALUE EQUITY FUND

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.9%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 3.7%

Avery Dennison Corp. ...............     250     $   16,781
Barrick Gold Corp. .................   2,497         45,414
Bowater Inc. .......................     612         27,005
Du Pont de Nemours (E.I.) & Co. ....     907         39,681
International Paper Co. ............     585         17,440
Mead Corp. .........................     636         16,059
Newmont Mining Corp. ...............   1,928         41,693
PPG Industries Inc. ................     908         40,236
Rayonier Inc. ......................     760         27,265
The Dow Chemical Co. ...............     681         20,558
Westvaco Corp. .....................     420         10,421
Weyerhaeuser Co. ...................   1,623         69,789
                                                    372,342

CAPITAL GOODS -- 7.8%

Boeing Co. .........................     908         37,966
Cooper Industries Inc. .............     340         11,071
Deere & Co. ........................     795         29,415
Dover Corp. ........................   1,731         70,214
Eaton Corp. ........................     544         36,448
Emerson Electric Co. ...............   1,707        103,060
General Dynamics Corp. .............     749         39,135
Honeywell International Inc. .......   1,979         66,668
Hubbell Inc. (Class B) .............   1,022         26,061
Illinois Tool Works Inc. ...........      90          5,130
Ingersoll-Rand Co. .................     715         28,779
Martin Marietta Materials Inc. .....   1,110         44,886
Masco Corp. ........................     566         10,223
Molex Inc. (Class A) ...............     726         25,410
Parker-Hannifin Corp. ..............     815         27,914
Sherwin-Williams Co. ...............     386          8,178
Textron Inc. .......................   1,656         89,941
The Timken Co. .....................     204          3,800
United Technologies Corp. ..........   1,990        117,161
                                                    781,460

CONSUMER - CYCLICAL -- 10.3%

AT&T Corp. - Liberty Media
   Group (Class A) .................     682         16,538(a)
Catalina Marketing Corp. ...........     160         16,320(a)
Comcast Corp. (Class A) ............   1,407         56,983
Costco Wholesale Corp. .............     477         15,741(a)
CVS Corp. ..........................     772         30,880
Delphi Automotive Systems Corp. ....     794         11,562
Eastman Kodak Co. ..................     136          8,092
Federated Department Stores Inc. ...   1,158         39,082(a)
Ford Motor Co. .....................     908         39,044
Gannett Co. Inc. ...................   1,101         65,854
Home Depot Inc. ....................   1,089         54,382
Interpublic Group Cos. Inc. ........   1,373         59,039
Knight-Ridder Inc. .................     954         50,741
Lowes Cos. Inc. ....................   1,385         56,872
McDonald's Corp. ...................   2,724         89,722
McGraw Hill Cos. Inc. ..............     227         12,258

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Omnicom Group Inc. .................     113    $    10,064
Target Corp. .......................   2,156        125,048
TRW Inc. ...........................      68          2,950
Viacom Inc. (Class B) ..............     261         17,797(a)
Visteon Corp. ......................     119          1,442
Wal-Mart Stores Inc. ...............   2,906        167,458
Walt Disney Co. ....................   2,089         81,079
                                                  1,028,948

CONSUMER - STABLE -- 16.7%

Abbott Laboratories ................     908         40,463
Amgen Inc. .........................     919         64,560(a)
Anheuser Busch Cos. Inc. ...........     567         42,348
Archer-Daniels Midland Co. .........   1,090         10,696
Avon Products Inc. .................     363         16,153
Baxter International Inc. ..........     329         23,133
Bestfoods ..........................     523         36,218
Bristol-Myers Squibb Co. ...........   2,043        119,005
Cardinal Health Inc. ...............   1,408        104,192
Colgate-Palmolive Co. ..............     318         19,040
Eli Lilly & Co. ....................     863         86,192
Energizer Holdings Inc. ............   1,408         25,696(a)
General Mills Inc. .................     953         36,452
Gillette Co. .......................     568         19,844
Heinz (H.J.) Co. ...................     636         27,825
Johnson & Johnson ..................   1,214        123,676
Keebler Foods Co. ..................      45          1,671
Kimberly Clark Corp. ...............     431         24,729
Merck & Co. Inc. ...................   3,201        245,277
Nabisco Holdings Corp. (Class A) ...     125          6,562
PE Corp. - PE Biosystems Group .....     192         12,648
Pepsico Inc. .......................   2,724        121,048
Pfizer Inc. ........................   2,186        104,928
Pharmacia Corp. ....................     953         49,258
Procter & Gamble Co. ...............     863         49,407
Ralston-Ralston Purina Group .......   3,292         65,634
Sara Lee Corp. .....................   1,930         37,273
Schering Plough Corp. ..............   1,839         92,869
Sysco Corp. ........................     613         25,823
The Quaker Oats Co. ................     204         15,325
Watson Pharmaceuticals Inc. ........     353         18,974(a)
                                                  1,666,919

ENERGY -- 7.3%

BP Amoco PLC ADR ...................     499         28,225
Burlington Resources Inc. ..........     909         34,769
Chevron Corp. ......................     545         46,223
Conoco Inc. (Class B) ..............   1,839         45,170
Exxon Mobil Corp. ..................   3,178        249,473
Halliburton Co. ....................   1,248         58,890
Nabors Industries Inc. .............     727         30,216(a)
Royal Dutch Petroleum Co. ADR ......   1,135         69,873
Schlumberger Ltd. ..................     545         40,671
Texaco Inc. ........................     409         21,779
Tosco Corp. ........................     477         13,505
Transocean Sedco Forex Inc. ........     198         10,581
Unocal Corp. .......................   1,702         56,379
USX-Marathon Group .................     976         24,461
                                                    730,215

--------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               VALUE EQUITY FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
FINANCIAL -- 15.9%

AFLAC Inc. .........................     182   $      8,361
Allstate Corp. .....................     159          3,538
American Express Co. ...............   1,702         88,717
American International Group Inc. ..     677         79,547
Associates First Capital Corp.
  (Class A) ........................   2,112         47,124
AXA ADR ............................     294         23,391
AXA Financial Inc. .................      91          3,094
Bank of America Corp. ..............   2,157         92,751
Bank of New York Inc. ..............     329         15,299
BlackRock Inc. .....................     997         28,913(a)
Chase Manhattan Corp. ..............   1,362         62,737
Chubb Corp. ........................     749         46,064
Citigroup Inc. .....................   4,753        286,368
Comerica Inc. ......................     318         14,270
Edwards A.G. Inc. ..................     409         15,951
Federal National Mortgage Assoc. ...   1,645         85,848
Fidelity National Financial Inc. ...   1,498         27,432
FleetBoston Financial Corp. ........   1,657         56,338
Franklin Resources Inc. ............     386         11,725
Goldman Sachs Group Inc. ...........     386         36,622
Hartford Financial Services Group Inc. 1,520         85,025
Lehman Brothers Holdings Inc. ......     681         64,397
MetLife Inc. .......................      68          1,432(a)
Morgan Stanley, Dean  Witter & Co. .   2,451        204,046
PNC Financial Services Group .......   1,294         60,656
Progressive Corp. ..................      91          6,734
Reliastar Financial Corp. ..........     772         40,482
St. Paul Cos. Inc. .................     999         34,091
Torchmark Corp. ....................     125          3,086
United States Bancorp. .............   1,248         24,024
Wachovia Corp. .....................     159          8,626
Waddell & Reed Financial Inc. (Class A)  590         19,359
                                                  1,586,048

MISCELLANEOUS -- 1.6%

SPDR Trust .........................   1,127        163,732

TECHNOLOGY -- 24.2%

Analog Devices Inc. ................   1,659        126,084(a)
Applied Materials Inc. .............   1,202        108,931(a)
Automatic Data Processing Inc. .....     907         48,581
Cisco Systems Inc. .................   2,599        165,199(a)
Computer Associates International Inc.   283         14,486
Dell Computer Corp. ................   3,088        152,277(a)
EarthLink Inc. .....................     227          3,504(a)
EMC Corp. ..........................     875         67,320(a)
Equifax Inc. .......................   2,270         59,588
First Data Corp. ...................   2,906        144,210
Intel Corp. ........................   2,951        394,512
International Business Machines Corp.    725         79,433
Lucent Technologies Inc. ...........   1,589         94,148
Micron Technology Inc. .............     772         67,984(a)
Microsoft Corp. ....................   2,951        236,080(a)
Motorola Inc. ......................   3,429         99,655

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Nokia Oyj ADR ......................     125  $       6,242
Nortel Networks Corp. ..............   2,498        170,489
PerkinElmer Inc. ...................     409         27,045
Pitney Bowes Inc. ..................   1,668         66,720
SCI Systems Inc. ...................     227          8,896(a)
Sun Microsystems Inc. ..............     841         76,479(a)
Synopsys Inc. ......................     318         10,991(a)
Tellabs Inc. .......................   1,044         71,449(a)
Texas Instruments Inc. .............     976         67,039
Unisys Corp. .......................   2,928         42,639(a)
                                                  2,409,981

TRANSPORTATION -- 2.1%

AMR Corp. ..........................     113          2,987(a)
Burlington Northern
  Santa Fe Corp. ...................   2,384         54,683
Canadian Pacific Ltd. ..............   2,088         54,679
Continental Airlines Inc.
 (Class B) .........................   1,135         53,345(a)
Delta Air Lines Inc. ...............     794         40,147
                                                    205,841

UTILITIES -- 9.3%

Alltel Corp. .......................     817         50,603
AT&T Corp. .........................   1,815         57,399(h)
Bell Atlantic Corp. ................   1,136         57,723(h)
Constellation Energy Group .........     591         19,244
Dominion Resources Inc. ............     272         11,662
Duke Energy Corp. ..................   1,192         67,199
Dynegy Inc. (Class A) ..............     170         11,613
Edison International ...............     907         18,593
El Paso Energy Corp. ...............   1,396         71,109
FPL Group Inc. .....................     363         17,969
Global Crossing Ltd. ...............   1,250         32,891(a)
GTE Corp. ..........................   1,680        104,580
New Century Energies Inc. ..........   1,589         47,670
PECO Energy Co. ....................     249         10,038
SBC Communications Inc. ............   3,927        169,843
Sprint Corp. .......................   1,204         61,404
U.S. WEST Inc. .....................   1,203        103,157
Williams Cos. Inc. .................     250         10,422
                                                    923,119

TOTAL INVESTMENTS IN SECURITIES
  (COST $9,888,659) ................              9,868,605


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.2%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (COST $113,959) .................. 113,959        113,959

OTHER ASSETS AND LIABILITIES,
  NET (0.1)% .......................                 (6,508)
--------------------------------------------------------------------------------

NET ASSETS-- 100% ..................             $9,976,056
================================================================================


-------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A



JON D. BOSSE OF NWQ INVESTMENT MANAGEMENT COMPANY (NWQ), THE FUND'S SUB-ADVISER, WHICH HAS TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $5.2 BILLION, IS THE PORTFOLIO MANAGER OF THE MID-CAP VALUE EQUITY FUND. PRIOR TO JOINING NWQ IN 1996, HE SPENT TEN YEARS WITH ARCO INVESTMENT MANAGEMENT COMPANY WHERE HE WAS DIRECTOR OF EQUITY RESEARCH AND MANAGED A VALUE-ORIENTED FUND. PREVIOUS TO THIS, HE SPENT FOUR YEARS IN THE CORPORATE FINANCE DEPARTMENT OF ARCO. JON RECEIVED HIS B.A. (SUMMA CUM LAUDE) IN ECONOMICS FROM WASHINGTON UNIVERSITY IN ST. LOUIS WHERE HE RECEIVED THE JOHN M. OLIN AWARD FOR EXCELLENCE IN ECONOMICS AND HIS M.B.A. FROM WHARTON BUSINESS SCHOOL, UNIVERSITY OF PENNSYLVANIA. JON IS ALSO A CHARTERED FINANCIAL ANALYST (CFA) AND A MEMBER OF THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH AND THE LOS ANGELES SOCIETY OF FINANCIAL ANALYSTS.

 Q. HOW DID THE MID-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2000?
 A. The Mid-Cap Value Equity Fund posted a return of negative 4.31% for the six-month period ended June 30, 2000. This compares with a negative 0.47% return for the S&P 500 Index.

 Q.  WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?
 A. The Fund's underperformance relative to its benchmark can be attributed to weakness over the last three months in several telecommunications and media holdings such as Corecomm and NTL, Inc. The Fund's holdings in these sectors have generated spectacular returns for shareholders over the past several years. We had been actively reducing the Fund's exposure in this group earlier this year, prior to the fall-off in valuation. We are confident in our investments and their weighting in the Fund.

 Q.  WHICH INVESTMENTS STAND OUT?
 A. Fund holdings that positively contributed to performance the past six months include Alberto-Culver, E.W. Scripps, Pharmacia Corp., Tenet Healthcare, and Quantum-Hard Disk Drive Group. Aetna rebounded sharply as new management stepped in and buyers for all or part of the company emerged. Our best performing stock was Nabisco Group Holdings, which received a $30 cash takeout offer from RJ Reynolds Tobacco Holdings. The best performing sector was energy, including holdings BJ Services, Ocean Energy, and Noble Affiliates. On the downside, CoreComm Ltd. and NTL underperformed due to the very weak market environment for telecommunication and media stocks. These companies have been outstanding contributors to the Fund's performance over the past several years and we remain extremely optimistic of their capability going forward.

 Q.  HOW DO YOU SELECT STOCKS?
 A. Our investment philosophy is to identify undervalued companies with catalysts present to improve profitability and unlock value. Catalysts may include new management, industry consolidation, restructuring, and a positive turn in the fundamentals. We are value-oriented and invest in attractive risk/reward opportunities.

 Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?
 A. Looking forward, we believe the market's performance will be highly correlated to the actions of the Federal Reserve Bank. There remains little evidence of a significant inflation problem outside the oil and natural gas areas, however, given the Fed's well-known fears about inflation, investors should be prepared for at least one more rate increase this year. Financial service stocks are poised for a rebound following their underperformance the past year while our energy holdings should continue to outperform on the strength of the economic recovery in Asia. Finally, the performance of our telecommunications and media holdings should improve on the strength of strong fundamentals and industry consolidation.

     The market continues to be extremely volatile. We believe that this volatility provides exceptional investment opportunities. We have recently taken new positions in companies such as Snap-on, Sara Lee, Tenet Healthcare, Countrywide Credit Inds., and Conoco.

 Q. WHAT ARE THE FOUR BEST AND WORST PERFORMING STOCKS HELD DURING THE SIX-MONTH PERIOD?

     BEST                            WORST
     --------------------------------------------------------------------------
     Nabisco Group Holdings +154.1%  Dillards Inc.      - 39.3%
     Ocean Energy            +83.1%  NTL Inc.           - 40.0%
     Noble Affiliates        +73.8%  Smurfit-Stone
     Quantum Corp. -                   Container        - 47.7%
        Hard Disk Drive      +59.5%  CoreComm Ltd.      - 50.7%

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             COMPARISON OF CHANGES IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                   [LINE GRAPH OMITTED, PLOT POINTS TO FOLLOW]
         Mid-Cap Value Equity Fund  S&P 400 Index    S&P 500 Index
5/1/97            $10000               $10000         $10000
6/97               11450                11181          11086
9/97               13320                12979          11920
12/97              13256                13086          12259
3/98               15055                14531          13971
6/98               14975                14219          14434
9/98               12406                12170          13006
12/98              14142                15555          15777
3/99               15007                14569          16560
6/99               17393                16629          17713
9/99               15163                15233          16622
12/99              16583                17852          19101
3/00               16783                20119          19577
6/00               15869                19461          19019


Mid-Cap Value Equity Fund (ending value $15,869)
S&P 500 Index (ending value $19,019)
S&P Mid-Cap 400 Index (ending value $19,461)

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

                                 SIX       ONE       SINCE
                                MONTHS    YEAR   COMMENCEMENT
--------------------------------------------------------------------------------
Mid-Cap Value Equity Fund      (4.31%)   (8.76%)    15.70%
--------------------------------------------------------------------------------
S&P 500 Index                  (0.47%)    7.34%     22.50%
--------------------------------------------------------------------------------
S&P Mid-Cap 400 Index           9.00%    17.02%     23.40%
--------------------------------------------------------------------------------
Commencement date               5/1/97
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE

 A fund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of mid-cap companies that the portfolio manager believes are undervalued by the market and have above-average growth potential.

--------------------------------------------------------------------------------
                    TOP TEN LARGEST HOLDINGS AT JUNE 30, 2000
--------------------------------------------------------------------------------
  AT&T Corp. -  Liberty Media Group (Class A) .......  3.56%
--------------------------------------------------------------------------------
  Hartford Financial Services Group Inc. ............  3.36%
--------------------------------------------------------------------------------
  Tenet Healthcare Corp. ............................  3.24%
--------------------------------------------------------------------------------
  MediaOne Group Inc. ...............................  3.19%
--------------------------------------------------------------------------------
  NTL Inc. ..........................................  2.90%
--------------------------------------------------------------------------------
  Telephone & Data Systems Inc. .....................  2.81%
--------------------------------------------------------------------------------
  Noble Affiliates Inc. .............................  2.80%
--------------------------------------------------------------------------------
  The E.W. Scripps Co. Inc. (Class A) ...............  2.45%
--------------------------------------------------------------------------------
  MGIC Investment Corp. .............................  2.39%
--------------------------------------------------------------------------------
  Heller Financial Inc. .............................  2.39%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    PORTFOLIO COMPOSITION AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

NET ASSETS OF $99,878 (IN THOUSANDS)
[PIE CHART OMITTED]
CONSUMER 26.5%
FINANCIAL SERVICES 21.7%
TELECOMMUNICATIONS 9.6%
ENERGY 7.3%
HEALTHCARE 7.2%
MATERIALS & PROCESSING 7.0%
CASH & OTHER 6.4%
CAPITAL GOODS 5.6%
TECHNOLOGY 5.3%
MISCELLANEOUS 1.7%
TRANSPORTATION 1.7%

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                       MID-CAP VALUE EQUITY FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                            MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 93.6%
--------------------------------------------------------------------------------
CAPITAL GOODS -- 5.6%

CNH Global N.V. ....................  98,300 $      909,275
Ingersoll-Rand Co. .................  46,100      1,855,525
Parker-Hannifin Corp. ..............  40,400      1,383,700
York International Corp. ...........  56,000      1,414,000
                                                  5,562,500

CONSUMER - DISCRETIONARY -- 21.9%

AT&T Corp. - Liberty Media
  Group (Class A) .................. 146,680      3,556,990(a)
Carnival Corp. .....................  53,800      1,049,100
Darden Restaurants Inc. ............  85,000      1,381,250
Delphi Automotive Systems Corp. .... 100,000      1,456,250
Dillards Inc. (Class A) ............ 109,400      1,340,150
Ford Motor Co. .....................  39,400      1,694,200
Hasbro Inc. ........................ 105,050      1,582,316
Lear Corp. .........................  40,000        800,000(a)
Mandalay Resort Group ..............  90,000      1,800,000(a)
MediaOne Group Inc. ................  48,000      3,183,060(a)
Snap-on Inc. .......................  56,700      1,509,637
The E.W. Scripps Co. Inc. (Class A)   49,600      2,442,800
Visteon Corp. ......................   5,159         62,550
                                                 21,858,303

CONSUMER - STABLE -- 4.6%

Alberto-Culver Co. (Class A) .......  57,000      1,496,250
Philip Morris Cos. Inc. ............  65,000      1,726,562
Sara Lee Corp. .....................  70,300      1,357,669
                                                  4,580,481

ENERGY -- 7.3%

Conoco Inc. (Class B) ..............  75,000      1,842,187
Noble Affiliates Inc. ..............  75,000      2,793,750
Ocean Energy Inc. ..................  74,050      1,050,584(a)
Tosco Corp. ........................  55,000      1,557,188
                                                  7,243,709

FINANCIAL -- 13.6%

Bank of America Corp. ..............  38,031      1,635,333
Chase Manhattan Corp. ..............  27,150      1,250,597
Countrywide Credit Industries Inc. .  67,900      2,058,219
First Union Corp. ..................  42,300      1,049,569
Heller Financial Inc. .............. 116,300      2,384,150
IndyMac Mortgage Holdings Inc. ..... 149,900      2,033,019
The Bear Stearns Cos. Inc. .........  38,500      1,602,562
Waddell & Reed Financial
  Inc. (Class A) ...................  49,149      1,612,701
                                                 13,626,150



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
HEALTHCARE -- 7.2%

Aetna Inc. .........................  31,000 $    1,989,813
Pharmacia Corp. ....................  38,080      1,968,260
Tenet Healthcare Corp. ............. 120,000      3,240,000
                                                  7,198,073

INSURANCE -- 8.1%

Hartford Financial Service
  Group Inc. .......................  60,000      3,356,250
MGIC Investment Corp. ..............  52,500      2,388,750
Torchmark Corp. ....................  95,000      2,345,313
                                                  8,090,313

MATERIALS & PROCESSING -- 7.0%

Bowater Inc. .......................  23,000      1,014,875
IMC Global Inc. ....................  50,000        650,000
Packaging Corp. of America ......... 119,400      1,208,925(a)
Praxair Inc. .......................  47,000      1,759,563
Rohm & Hass Co. ....................  56,900      1,963,050
Smurfit-Stone Container Corp. ......  31,000        399,125(a)
                                                  6,995,538

MISCELLANEOUS -- 1.7%

Loews Corp. ........................  27,900      1,674,000

TECHNOLOGY -- 5.3%

Applied Power Inc. (Class A) .......  43,100      1,443,850
Computer Associates
  International Inc. ...............  28,800      1,474,200
Quantum Corp. - DLT &
  Storage Systems ..................  85,200        825,375(a)
Quantum Corp. - Hard Disk Drive .... 138,900      1,536,581(a)
                                                  5,280,006

TELECOMMUNICATIONS -- 9.6%

Alltel Corp. .......................  27,380      1,695,849
CoreComm Ltd. ...................... 114,150      2,225,925(a)
NTL Inc. ...........................  48,437      2,900,165(a)
Telephone & Data Systems Inc. ......  28,000      2,807,000
                                                  9,628,939

TRANSPORTATION -- 1.7%

Delta Air Lines Inc. ...............  34,000      1,719,125

TOTAL INVESTMENTS IN SECURITIES
  (COST $86,727,448) ...............             93,457,137


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.5%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (COST $6,554,893) ...............6,554,893      6,554,893

OTHER ASSETS AND LIABILITIES,
  NET (0.1)% ......................                (134,070)
--------------------------------------------------------------------------------


NET ASSETS-- 100% .................             $99,877,960
================================================================================


------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A

PALISADE CAPITAL MANAGEMENT, L.L.C. ("PALISADE") WITH TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $2 BILLION, IS THE FUND'S SUB-ADVISER. THE FUND IS MANAGED BY PALISADE'S SENIOR INVESTMENT COMMITTEE WHICH IS COMPOSED OF THE FOLLOWING
MEMBERS: JACK FEILER, MARTIN L. BERMAN, STEVEN E. BERMAN AND RICHARD MEISENBERG. JACK FEILER, CHIEF INVESTMENT OFFICER AT PALISADE, HAS DAY-TO-DAY RESPONSIBILITY FOR MANAGING THE FUND AND WORKS WITH THE SENIOR INVESTMENT COMMITTEE FOR DEVELOPING AND EXECUTING THE FUND'S INVESTMENT PROGRAM. JACK HAS MORE THAN 30 YEARS OF INVESTMENT EXPERIENCE AND HAS SERVED AS THE PRINCIPAL SMALL-CAP PORTFOLIO MANAGER AT PALISADE SINCE THE COMMENCEMENT OF PALISADE'S OPERATIONS IN APRIL 1995. PRIOR TO JOINING PALISADE, JACK WORKED FOR BURNHAM & CO. AS AN ACCOUNT EXECUTIVE AND WAS PROMOTED TO SENIOR EXECUTIVE VICE PRESIDENT OF BROAD STREET INVESTMENT MANAGEMENT IN 1981. IN 1990 HE JOINED SMITH BARNEY AS SENIOR VICE PRESIDENT OF INVESTMENTS. JACK RECEIVED HIS BACHELOR'S DEGREE IN 1964 FROM CITY COLLEGE OF NEW YORK AND HIS JURIS DOCTOR DEGREE FROM BROOKLYN LAW SCHOOL IN 1967.


 Q. HOW DID THE SMALL-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE PERIOD APRIL 28, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH JUNE 30, 2000?
 A. The Small-Cap Value Equity Fund posted a slight decline of 1.1% for the period ended June 30, 2000. The Russell 2000 Index, the Fund's benchmark, returned 2.38% for the same period.

 Q.  WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?
 A. The Fund's performance for the period ended June 30, 2000 was hampered by market conditions that drove down technology and semi-equipment stock prices. During the initial investment period, we used the market weakness to buy at reduced prices while monitoring sector momentum to avoid further volatility and depreciation. Exposure in technology stocks hampered returns as market sentiment turned negative during the quarter. Among our top performers were companies with strong management and robust growth potential: Universal Health, Triad Hospitals, Oxford Health, Keebler Foods, Grant Prideco, Photronics, JM Smuckers, and AnnTaylor Stores. We believe that the market is again focusing on more realistic valuations and prudent stock selection will again be rewarded.

 Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN?
 A. We believe that, over the long term, the stocks of small to medium capitalization companies will outperform those of large capitalization companies. These companies are often more efficient in bringing recently developed products to the market in a timely manner and reacting to changes in the marketplace. Our primary focus is on quality of management. We attempt to maintain a balance between an investment candidate's projected growth and valuation.

 Q.  WHY DID THE WEIGHTING OF THE FUND CHANGE?
 A. There is no limit as to the amount we will be under- or over-weighted in a sector or industry group compared to the Russell 2000. First and foremost, we consider ourselves stock pickers. We view sector allocation as a tool to help manage risk but rely upon our stock selection as the primary component of portfolio construction.

 Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?
 A. We remain committed to finding companies we believe have strong product lines, robust projected growth, reasonable valuations and forward-thinking management.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             COMPARISON OF CHANGES IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                   [LINE GRAPH OMITTED, PLOT POINTS TO FOLLOW}
             SMALL-CAP VALUE EQUITY FUND    RUSSELL 2000 INDEX
4/28/2000            $10000                 $10000
4/00                  10000                  10000
                      10010                  10252
                       9870                   9982
                       9740                   9791
                       9820                   9916
                       9870                  10133
                       9800                   9881
                       9740                   9699
                       9590                   9374
                       9780                   9674
                       9780                   9704
                       9850                   9838
                       9860                  10001
                       9780                   9877
                       9670                   9705
                       9550                   9482
                       9510                   9324
                       9470                   9074
                       9500                   9132
                       9400                   9019
                       9360                   9044
                       9580                   9426
5/00                   9540                   9417
                       9770                   9741
                       9980                  10145
                       9920                  10153
                       9920                  10119
                       9940                  10218
                       9970                  10179
                       9980                  10349
                       9840                  10062
                       9860                  10167
                       9830                  10091
                       9900                  10143
                       9870                  10171
                       9890                  10351
                       9960                  10409
                       9910                  10449
                       9770                  10202
                       9740                  10109
                       9810                  10226
                       9770                  10065
                       9950                  10321
                       9900                  10156
6/00                   9890                  10238


Small-Cap Value Equity Fund (ending value $9,890)
Russell 2000 Index (ending value $10,238)

--------------------------------------------------------------------------------
             AVERAGE TOTAL RETURN FOR THE PERIOD ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

                                             SINCE
                                         COMMENCEMENT
--------------------------------------------------------------------------------
Small-Cap Value Equity Fund                 (1.10%)
--------------------------------------------------------------------------------
Russell 2000 Index                           2.38%
--------------------------------------------------------------------------------
Commencement date                           4/28/00
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE

           A fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of
           small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.


--------------------------------------------------------------------------------
                    TOP TEN LARGEST HOLDINGS AT JUNE 30, 2000
--------------------------------------------------------------------------------
  Eastern Enterprises ...............................  3.95%
--------------------------------------------------------------------------------
  Triad Hospitals Inc. ..............................  3.94%
--------------------------------------------------------------------------------
  Grant Prideco Inc. ................................  3.54%
--------------------------------------------------------------------------------
  Universal Health Services Inc. (Class B) ..........  3.11%
--------------------------------------------------------------------------------
  Noble Affiliates Inc. .............................  3.05%
--------------------------------------------------------------------------------
  Beckman Coulter Inc. ..............................  2.77%
--------------------------------------------------------------------------------
  IndyMac Mortgage Holdings Inc. ....................  2.74%
--------------------------------------------------------------------------------
  Quantum Corp. - Hard Disk Drive ...................  2.57%
--------------------------------------------------------------------------------
  CommScope Inc. ....................................  2.36%
--------------------------------------------------------------------------------
  AmeriCredit Corp. .................................  2.30%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PORTFOLIO COMPOSITION AS OF JUNE 30, 2000
--------------------------------------------------------------------------------
NET ASSETS OF $9,892 (IN THOUSANDS)
[PIE CHART OMITTED]
TECHNOLOGY 17.6%
CONSUMER 15.8%
HEALTHCARE 15.7%
FINANCIAL SERVICES 10.5%
UTILITIES 8.7%
CASH & OTHER 7.8%
PRODUCER DURABLES 5.7%
MATERIALS & PROCESSING 5.5%
ENERGY 3.9%
REITS 3.0%
TELECOMMUNICATIONS 2.8%
AUTO & TRANSPORTATION 1.9%
CAPITAL GOODS 1.1%

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                     SMALL-CAP VALUE EQUITY FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                           SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 92.2%
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION -- 1.9%

Kirby Corp. .........................  8,600  $     182,750(a)

CAPITAL GOODS -- 1.1%

Advanced Energy Industries Inc. .....  1,800        106,088(a)

CONSUMER - CYCLICAL -- 0.3%

International Speedway Corp. (Class A)   600         24,825

CONSUMER - DISCRETIONARY -- 12.3%

AnnTaylor Stores Corp. ..............  5,500        182,187(a)
Credence Systems Corp. ..............  3,400        187,637(a)
Emmis Communications Corp. (Class A)   2,900        119,988(a)
F.Y.I. Inc. .........................  3,700        124,644(a)
Fastenal Co. ........................  2,100        106,313
InterTAN Inc. ....................... 15,400        180,950(a)
Iron Mountain Inc. ..................  4,000        136,000(a)
School Specialty Inc. ...............  7,800        144,787(a)
The Topps Co. Inc. ..................  3,200         36,800(a)
                                                  1,219,306

CONSUMER - STABLE -- 3.2%

Keebler Foods Co. ...................  5,100        189,338
The Earthgrains Co. .................  5,600        108,850
The J.M. Smucker Co. (Class A) ......  1,100         21,175
                                                    319,363

ENERGY -- 3.9%

Louis Dreyfus Natural Gas Corp. .....  2,800         87,675(a)
Noble Affiliates Inc. ...............  8,100        301,725
                                                    389,400

FINANCIAL SERVICES -- 10.5%

Affiliated Computer Services Inc.
  (Class A) .........................  2,800         92,575(a)
AmeriCredit Corp. ................... 13,400        227,800(a)
Commerce Bancorp Inc. ...............  3,800        174,800
IndyMac Mortgage Holdings Inc. ...... 20,000        271,250
Jefferies Group Inc. ................  4,600         92,862
The BISYS Group Inc. ................  2,900        178,350(a)
                                                  1,037,637



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
HEALTHCARE -- 15.7%

Barr Laboratories Inc. ..............  3,150   $    141,159(a)
Beckman Coulter Inc. ................  4,700        274,362
Digene Corp. ........................  3,200        129,200(a)
Oxford Health Plans Inc. ............  6,500        154,781(a)
The Cooper Cos. Inc. ................  4,300        156,413
Triad Hospitals Inc. ................ 16,100        389,419(a)
Universal Health Services Inc.
   (Class B) ........................  4,700        307,850(a)
                                                  1,553,184

MATERIALS & PROCESSING -- 5.5%

Grant Prideco Inc. .................. 14,000        350,000(a)
Kaydon Corp. ........................  4,200         88,200
Mueller Industries Inc. .............  3,600        100,800(a)
                                                    539,000

PRODUCER DURABLES -- 5.7%

Baldor Electric Co. .................  8,000        149,000
Kulicke & Soffa Industries Inc. .....  2,400        142,500(a)
LTX Corp. ...........................  1,500         52,055(a)
MKS Instruments Inc. ................  2,000         78,250(a)
Photronics Inc. .....................  1,300         36,888(a)
The Manitowoc Co. Inc. ..............  4,100        109,675
                                                    568,368

REAL ESTATE INVESTMENT TRUST -- 3.0%

First Industrial Realty Trust Inc. ..  6,600        194,700
Mid-Atlantic Realty Trust ........... 10,400        104,000
                                                    298,700

TECHNOLOGY -- 17.6%

Aeroflex Inc. .......................  3,400        168,937(a)
Arrow Electronics Inc. ..............  5,100        158,100(a)
C-COR.net Corp. .....................  3,400         91,800(a)
CommScope Inc. ......................  5,700        233,700(a)
General Semiconductor Inc. .......... 14,600        215,350(a)
Glenayre Technologies Inc. ..........  8,200         86,613(a)
Quantum Corp. - Hard  Disk Drive .... 23,000        254,437(a)
S3 Inc. .............................  5,900         87,025(a)
The Titan Corp. .....................  4,700        210,325(a)
Vishay Intertechnology Inc. .........  4,200        159,338(a)
Zebra Technologies Corp.  (Class A) .  1,700         75,331(a)
                                                  1,740,956

TELECOMMUNICATIONS -- 2.8%

ITC DeltaCom Inc. ...................  6,100        136,106(a)
Microcell Telecommunications
  Inc. (Class B) ....................  4,000        144,500(a)
                                                    280,606



--------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                     SMALL-CAP VALUE EQUITY FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
UTILITIES -- 8.7%

American Water Works Co. Inc. .......  8,600    $   215,000
Eastern Enterprises .................  6,200        390,600
ICG Communications Inc. .............  3,300         72,806(a)
NSTAR ...............................  4,500        183,095
                                                    861,501

TOTAL INVESTMENTS IN SECURITIES
 (COST $9,088,596) ..................             9,121,684


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.5%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (COST $836,210) ...................836,210        836,210

OTHER ASSETS AND LIABILITIES,
   NET (0.7)% .......................               (66,230)
--------------------------------------------------------------------------------


NET ASSETS-- 100% ...................            $9,891,664
================================================================================

--------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Q&A


RALPH LAYMAN IS RESPONSIBLE FOR THE INTERNATIONAL EQUITY OPERATION AT GE ASSET MANAGEMENT. RALPH MANAGES INDIVIDUAL, INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS WITH TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $15 BILLION. PRIOR TO JOINING GE ASSET MANAGEMENT IN 1991, RALPH WAS EXECUTIVE VICE PRESIDENT, PARTNER AND PORTFOLIO MANAGER OF INTERNATIONAL EQUITY OPERATIONS AT NORTHERN CAPITAL MANAGEMENT. PREVIOUSLY, HE WAS A VICE PRESIDENT AND PORTFOLIO MANAGER AT TEMPLETON INVESTMENT COUNSEL, INC. HE WAS INSTRUMENTAL IN FORMING TEMPLETON'S EMERGING MARKETS FUND, THE FIRST LISTED EMERGING MARKETS EQUITY FUND IN THE U.S. RALPH IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM, AND SERVES ON GE ASSET MANAGEMENT'S ASSET ALLOCATION COMMITTEE. HE IS A CHARTERED FINANCIAL ANALYST (CFA), A CHARTER MEMBER OF THE INTERNATIONAL SOCIETY OF SECURITY ANALYSTS AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. RALPH IS A GRADUATE OF THE UNIVERSITY OF WISCONSIN WITH A B.S. IN ECONOMICS AND A M.S. IN FINANCE.


 Q. HOW DID THE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2000?
 A. The International Equity Fund rose 2.28% in the first half of 2000, outperforming the MSCI EAFE benchmark which fell 4.06%.

 Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK?
 A. The Fund outperformed the EAFE benchmark by 634 basis points during the first half of 2000. Country attribution was positive. Stock selection, however, drove the Fund's outperformance with strong positive contributions from all regions. Holdings which contributed the most were the French media company Lagardere, Swedish telecoms equipment manufacturer Ericsson, and Philips and Toshiba, the Dutch and Japanese electronics manufacturers.

     Our discipline of investing in companies whose long term future growth in cash earnings is greater than its current price to cash earnings valuation led us to sell many Technology, Media & Telecommunications ("TMT") stocks in February and early March because the rise in share prices could no longer be justified by the long-term growth of these stocks. In retrospect, our timing was good, as we were able to sell into a rising price environment and buy stocks that were not yet within the focus of many investors.

 Q. WHAT WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS IN THE PAST SIX MONTHS AND HOW DID THEY IMPACT THE FUND?
 A. World equity markets enjoyed a very sharp rise in the first quarter of 2000, led by the TMT sectors. Valuations in these sectors went to levels rarely achieved and we became concerned that such high levels were unsustainable. The U.S. economy grew at a rate that the Federal Reserve considered to be inflationary and so the Fed continued its program of interest rate hikes with hints of more to come. In mid March, another interest rate hike caused the NASDAQ market index to fall and other markets, both in the U.S. and overseas, followed suit.

     International equity markets continued to fall in April and most of May, rose some 10% at the end of May and then moved in a narrow range in June. For the first half of 2000, the EAFE index fell 4.1% although much of this was due to the strength of the U.S. dollar against the euro, the yen and the British pound. In U.S. dollar terms, Europe fell 3.1%, the U.K. fell 11.7%, Asia fell 9.3% and Japan fell 5.4%. The best performing countries were Canada (+23.2%), Sweden (+9.6%), France (+6.0%) and Italy (+3.9%) and the worst performers were Singapore (-22.7%), Ireland (-17.8%), New Zealand (-16.7%) and Hong Kong (-13.1%). Emerging markets also performed badly, the MSCI EMF index fell by 8.0%.

 Q.  WHAT WERE THE MAJOR BUYS AND SELLS DURING THE PERIOD AND WHY?
 A. The first quarter of 2000 will be remembered as a period when many TMT share prices rose to levels that could not be justified by their underlying growth. Our discipline of owning companies which have forecasted 3 to 5 year cash earnings growth greater than the underlying price/cash earnings ratio lead us to sell such stocks once they became expensive. As a result, we sold our holding in Nokia, the Finnish telecoms equipment manufacturer, and began the sell program in many others including Cap Gemini (French software), Nortel (Canadian telecoms equipment), Sonera (Finnish telecoms operator) and STMicroelectronics (French computer

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

     chip manufacturer). In addition, we sold Airtours (UK Travel agent) because of weakening earnings expectations amid an overly competitive environment, and FKI (UK engineering company) because of valuations. New positions added during the 1st quarter included BMW (German car manufacturer) where earnings expectations improved on the sale of the loss making Rover Car operation, Samsung Electronics (Korea, electronics), and KPN (Netherlands, telecoms operator).

     Activity in the second half was much lighter, we sold holdings in Synnex Technology (Taiwan) and Comverse Technology (Israel). Additions included Alcatel (France), ASM Lithography (Netherlands) and Datacraft Asia (Singapore).

 Q.  WHAT IS YOUR OUTLOOK FOR THE FUND GOING FORWARD?

 A. The Fed has been concerned about the strength of the U.S. economy for a long time, and Fed Chairman Alan Greenspan has warned about "irrational exuberance" within the stock markets. Recent interest rate hikes have slowed the markets somewhat but it is too early to tell whether the U.S. economy will be subject to further interest rate hikes which will inevitably reduce liquidity across markets. We continue to take a cautious stance but believe that our discipline of concentrating on stocks that are attractively priced relative to their long-term growth will continue to create value.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             COMPARISON OF CHANGES IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                    [LINE GRAPH OMITTED, PLOT POINTS FOLLOW]
          INTERNATIONAL EQUITY FUND     MSCI EAFE
5/1/95           $10000                  $10000
6/95              10010                    9707
9/95              10350                   10112
12/95             10670                   10522
3/96              11323                   10826
6/96              11628                   10997
9/96              11455                   10983
12/96             11728                   11158
3/97              12346                   10983
6/97              13786                   12408
9/97              13927                   12320
12/97             12921                   11356
3/98              15135                   13026
6/98              15510                   13164
9/98              12788                   11293
12/98             15175                   13626
3/99              15673                   13816
6/99              16082                   14167
9/99              16286                   14789
12/99             19778                   17301
6/00              20229                   16599

International Equity Fund (ending value $20,229)
MSCI EAFE (ending value $16,599)

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------


                            SIX     ONE    THREE      SINCE
                          MONTHS   YEAR    YEAR   COMMENCEMENT
--------------------------------------------------------------------------------
International Equity Fund   2.28%  25.79%  13.64%      14.61%
--------------------------------------------------------------------------------
MSCI EAFE                  (4.06%) 17.16%  10.19%      10.30%
--------------------------------------------------------------------------------
Lipper peer group average* (3.59%) 27.75%  13.34%       N/A
--------------------------------------------------------------------------------
Commencement date          5/1/95
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE

                A fund designed for investors who seek long-term
                   growth of capital by investing primarily in
                    equity securities of companies located in
                  developed and developing countries other than
                               the United States.


--------------------------------------------------------------------------------
                    TOP TEN LARGEST HOLDINGS AT JUNE 30, 2000
--------------------------------------------------------------------------------
  AXA-UAP ..........................................   2.54%
--------------------------------------------------------------------------------
  Taiwan Semiconductor Manufacturing Co. ...........   2.48%
--------------------------------------------------------------------------------
  BAE Systems PLC ..................................   2.39%
--------------------------------------------------------------------------------
  Canon Inc. .......................................   2.38%
--------------------------------------------------------------------------------
  Koninklijke (Royal) Philips Electronics N.V. .....   2.37%
--------------------------------------------------------------------------------
  Toshiba Corp. ....................................   2.37%
--------------------------------------------------------------------------------
  ING Groep N.V. ...................................   2.30%
--------------------------------------------------------------------------------
  Invensys PLC .....................................   2.11%
--------------------------------------------------------------------------------
  Fujitsu Ltd. .....................................   2.06%
--------------------------------------------------------------------------------
  Total S.A. (Class B) .............................   1.98%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PORTFOLIO COMPOSITION AS OF JUNE 30, 2000
--------------------------------------------------------------------------------
NET ASSETS OF $58,656 (IN THOUSANDS)
[PIE CHART OMITTED]
EUROPE 61.5%
JAPAN 15.2%
PACIFIC RIM 10.9%
OTHER REGIONS 7.4%
CASH & OTHER 5.0%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE INTERNATIONAL PEER GROUP CONSISTING OF 131, 129 AND 94 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                       INTERNATIONAL EQUITY FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                            INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 94.4%
--------------------------------------------------------------------------------

AUSTRALIA -- 2.2%

Brambles Industries Ltd. ...........  32,115    $   985,978
Cable & Wireless Optus Ltd. ........  97,577        290,613(a)
                                                  1,276,591

BRAZIL -- 0.7%

Telecomunicacoes Brasileiras
  S.A. ADR .........................   1,243        120,727
Uniao de Bancos Brasilieros
  S.A. GDR .........................   9,339        268,496
                                                    389,223

CANADA -- 1.7%

ATI Technologies Inc. ..............  27,284        230,439(a)
Celestica Inc. .....................  10,587        525,380(a)
CGI Group Inc. (Class A) ...........  28,349        231,772(a)
                                                    987,591

DENMARK -- 0.1%

GN Store Nord A/S ..................     314         30,907

FINLAND -- 1.3%

Pohjola Group Insurance Corp.
  (Series B) .......................   1,391         49,162
Sampo Insurance Co. Ltd.
  (Series A) .......................  13,093        531,246
Sonera Oyj .........................     476         21,699
Stora Enso Oyj .....................  17,028        155,251
Tietoenator Oyj ....................     988         32,966
                                                    790,324

FRANCE -- 16.3%

Aerospatiale Matra (Regd.) .........  15,876        333,450
Alcatel ............................   5,790        379,754
Alstom .............................  30,739        830,800
Aventis S.A. (Class A) .............  11,497        839,130
AXA-UAP ............................   9,458      1,489,877
Banque Nationale de Paris ..........   5,295        509,558
Carrefour S.A. .....................   1,649        112,720
Coflexip S.A. ADR ..................   6,311        381,815
Lagardere S.C.A. ...................  15,063      1,150,452
Lyonnaise Des Eaux S.A. ............   2,448        428,859
Michelin CGDE (Regd.) (Class B) ....  13,440        431,256
Rhodia S.A. ........................  15,398        258,728
Schneider S.A. .....................   7,457        519,702
STMicroelectronics N.V. ............   3,509        221,103
Total S.A. (Class B) ...............   7,587      1,163,276
Vivendi ............................   5,823        513,950
                                                  9,564,430


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
GERMANY -- 7.8%

Bayer AG ...........................   5,843   $    228,041
Bayerische Hypo-und  Vereinsbank AG    3,996        258,122
Bayerische Motoren Werke (BMW) AG ..  17,029        514,553
DaimlerChrysler AG .................   3,241        169,035
Deutsche Bank AG ...................   6,538        538,046
Fresenius Medical Care AG ..........   7,416        591,326
Metallgesellschaft AG ..............  41,346        552,623
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) .........   2,665        837,067
Preussag AG ........................  11,658        376,747
Veba AG ............................  10,367        499,818
                                                  4,565,378

GREECE -- 0.6%

Hellenic Telecommunication
  Organization S.A. ADR ............   9,774        119,121
Hellenic Telecommunication
  Organization S.A. GDR ............   9,080        222,477
                                                    341,598

HONG KONG -- 2.5%

Cheung Kong (Holdings) Ltd. ........  30,472        335,190
China Unicom Ltd. ..................  36,000         75,967(a)
Giordano International Ltd. ........ 206,000        313,142
Hutchison Whampoa Ltd. .............   4,300         54,057
Johnson Electric Holdings Ltd. .....  71,800        681,573
                                                  1,459,929

IRELAND -- 2.0%

Bank of Ireland ....................  81,487        509,951
CRH PLC ............................  28,954        523,823
Jefferson Smurfit Group PLC ........  86,496        147,224
                                                  1,180,998

ISRAEL -- 2.3%

ECI Telecommunications Ltd. ........  24,012        858,429
Teva Pharmaceutical Industries
   Ltd. ADR ........................   9,235        511,965
                                                  1,370,394

ITALY -- 2.6%

Banca Intesa S.p.A. ................ 109,305        489,418
Riunione Adriatica di Sicurta S.p.A   37,254        409,014
Saipem .............................  72,969        431,914
Telecom Italia S.p.A ...............      62            411(e)
Telecom Italia S.p.A ...............  13,998        192,440
                                                  1,523,197

JAPAN -- 15.2%

Asahi Bank Ltd. ....................  12,520         52,627
Canon Inc. .........................  28,000      1,393,337
Fujitsu Ltd. .......................  35,000      1,210,593
ITOCHU Corp. .......................  57,361        289,224(a)
Kao Corp. ..........................  20,234        617,861

------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                       INTERNATIONAL EQUITY FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Mazda Motor Corp. .................. 136,000   $    367,862
Minebea Co. Ltd. ...................  50,000        626,738
Mitsukoshi Ltd. ....................     272          1,205(a)
NAMCO Ltd. .........................   2,500         90,005
Nippon Telegraph and Telephone
  Corp. (NTT) ......................     435         71,415
Shin-Etsu Chemical Co. .............  14,000        709,863
Sony Corp. .........................   8,100        755,761
Sumitomo Electric Industries .......  18,000        308,412
The Fuji Bank Ltd. .................  28,000        212,695
The Tokyo Electric Power Co. Inc. ..  12,900        314,278
Toshiba Corp. ...................... 123,000      1,387,597
                                                  8,909,473

MEXICO -- 2.4%

Desc S.A. de C.V. (Series B) .......  80,588         51,565
Desc S.A. de C.V. ADR ..............   9,568        123,188
Grupo Carso S.A. de C.V. ADR .......  14,260        101,246(a)
Grupo Financiero Banamex
  Accival S.A. de C.V. (Class B) ... 107,571        452,309(a)
Grupo Televisa S.A. GDR ............   5,730        395,012(a)
Telefonos de Mexico S.A.
   de C.V. ADR .....................   5,348        305,504
                                                  1,428,824

NETHERLANDS -- 8.0%

ASM Lithography Holding N.V. .......   3,701        159,071(a)
Getronics N.V. .....................  12,015        185,252
IHC Caland N.V. ....................   9,277        451,695
ING Groep N.V. .....................  19,927      1,346,921
Ispat International N.V. (Regd.)
  (Class A) ........................  12,680        120,460
Koninklijke (Royal) Philips
  Electronics N.V. .................  29,458      1,389,304
Koninklijke Ahold N.V. .............  10,343        304,430
KPN NV .............................  14,758        660,092
Vendex KBB N.V. ....................   6,097        103,552
                                                  4,720,777

PANAMA -- 0.1%
Panamerican Beverages Inc. (Class A)   2,804         41,885

POLAND -- 0.4%
Telekomunikacja Polska S.A.
   GDR (Series A) ..................  31,439        215,357(a,b)

PORTUGAL -- 0.2%
Banco Comercial Portugues
  (Regd.) ..........................  22,819        118,730

SINGAPORE -- 0.2%
Datacraft Asia Ltd. ................  16,160        142,208

SOUTH KOREA -- 3.5%
Kookmin Bank GDR ...................   6,894         86,175(b)
Korea Electric Power Corp. ADR .....  10,694        197,171


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Korea Telecom Corp. ADR ............  10,228   $    494,779
Pohang Iron & Steel Co. Ltd. ADR ...  17,658        423,792
Samsung Electronics GDR ............   4,374        855,117(b)
                                                  2,057,034

SPAIN -- 2.0%

Repsol S.A. ........................   6,122        121,861
Telefonica S.A. ....................  49,340      1,059,861(a)
                                                  1,181,722

SWEDEN -- 2.9%

Autoliv Inc. SDR ...................  16,877        413,314
Investor AB (Series B) .............   5,433         74,226
Invik & Co. AB .....................   1,201        124,457
Kinnevik AB (Series B) .............   2,028         51,735
NetCom Systems AB (Series B) .......   1,504        111,010(a)
Nordic Baltic Holding (NBH) AB FDR .  44,727        325,381
Svenska Handelsbanken AB (Series A)    4,957         71,938
Telefonaktiebolaget LM Ericsson AB
  (Series B) .......................  26,629        526,844
                                                  1,698,905

SWITZERLAND -- 1.6%

ABB Ltd. ...........................   4,086        489,053
Credit Suisse Group (Regd.) ........   2,192        436,035
                                                    925,088

TAIWAN -- 2.5%

Taiwan Semiconductor
  Manufacturing Co. ................ 305,517      1,451,765

UNITED KINGDOM -- 15.2%

BAE Systems PLC .................... 224,739      1,401,016
Bank of Scotland ...................  20,036        190,539
British Energy PLC .................       1              2
Cable & Wireless PLC ...............  52,505        888,993
Commercial Union PLC ...............  67,360      1,121,146
Corus Group PLC .................... 360,550        526,454(a)
Granada Group PLC ..................  99,128        989,938
Invensys PLC ....................... 329,464      1,236,309
Nycomed Amersham PLC ...............  58,456        580,230
Prudential PLC .....................  10,024        146,820
Railtrack Group PLC ................   8,874        137,831
Reed International PLC .............  36,387        316,579
Royal & Sun Alliance Insurance
   Group PLC .......................  52,113        338,279
Saatchi & Saatchi PLC ..............  16,152        103,951
Somerfield PLC ..................... 122,731        107,708
Vodafone AirTouch PLC .............. 199,926        807,696
                                                  8,893,491

UNITED STATES -- 0.1%

Pharmacia Corp. ....................   1,563         80,788

TOTAL COMMON STOCK
  (COST $47,888,469) ...............             55,346,607




----------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                       INTERNATIONAL EQUITY FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.6%
--------------------------------------------------------------------------------
Henkel KGaA ........................   5,178 $      295,618
Tele Norte Leste Participacoes
  S.A. ADR .........................     145          3,426
Tele Sudeste Celular Participacoes
  S.A. ADR .........................     248          7,564
Telesp-Telecomunicacoes
  de Sao Paulo S.A. ................   1,243         22,995

TOTAL PREFERRED STOCKS (COST $356,166)              329,603


--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) (COST $0)      48          4,010(a)

TOTAL INVESTMENTS IN SECURITIES
  (COST $48,244,635) ...............             55,680,220


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.0%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (COST $2,948,717) ...............2,948,717      2,948,717

OTHER ASSETS AND LIABILITIES,
  NET 0.0% ........................                  26,668
--------------------------------------------------------------------------------

NET ASSETS-- 100% .................             $58,655,605
================================================================================

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The International Equity Fund invested in the following sectors at June 30, 2000:

SECTOR                     PERCENTAGE (BASED ON TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Financials ..........................  19.41%
Information Technology ..............  16.69%
Industrials .........................  15.25%
Consumer Goods ......................  14.81%
Telecommunication Services ..........  10.61%
Materials ...........................   6.81%
Health Care .........................   4.44%
Energy ..............................   3.58%
Utilities ...........................   3.33%
Cash and Other ......................   5.07%
                                     --------
                                     100.00%
                                     ========

--------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

Q&A



DAVID CARLSON, RALPH LAYMAN AND ROBERT MACDOUGALL SHARE PORTFOLIO MANAGEMENT RESPONSIBILITY FOR THE TOTAL RETURN FUND. DAVE CARLSON MANAGES THE DOMESTIC EQUITY PORTION, RALPH LAYMAN MANAGES THE INTERNATIONAL EQUITY PORTION AND BOB MACDOUGALL MANAGES THE FIXED INCOME PORTION OF THE FUND. PLEASE REFER TO PAGE 29 FOR RALPH'S BIOGRAPHICAL DETAILS, PAGE 15 FOR DAVE'S BIOGRAPHICAL DETAILS, AND PAGE 45FOR BOB'S BIOGRAPHICAL DETAILS.

Q. HOW DID THE TOTAL RETURN FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2000?

A. The Total Return Fund posted a return of 3.15% for the six-month period ended June 30, 2000. The Fund allocates investments among several asset classes and therefore the results of the Fund need to be compared to multiple benchmarks:
S&P 500 Index which returned negative 0.47% and the Lehman Brothers Aggregate Bond Index which returned 3.98%. For the same period, our Lipper peer group of 89 balanced funds had an average return of 1.91%. The Fund's performance is ranked in the top quartile relative to the peer group.


Q. WHY DID THE FUND PERFORM WELL RELATIVE TO THE BENCHMARKS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2000?

A. The Fund's performance was driven by asset allocation and strong stock selection within each asset class. Currently, the strategy is allocated approximately 45% U.S. equities, 16% international equities, 34% fixed income and 5% cash. The U.S. equity markets were volatile over this period however the Fund outperformed relative to the S&P 500 benchmark substantially due to solid stock selection. The international markets were also volatile with the MSCI EAFE Index finishing down over 4% for the period. Portfolio returns for this portion of the portfolio were strong relative to this benchmark and exceeded 3% for the six months ended June 30, 2000. Fixed income markets did well for the first six months of 2000 amid a backdrop of rising interest rates and the potential for a slow down in the economy. Our allocation in international stocks sets us apart from many other balanced funds, which only concentrate on the U.S. financial markets. Please read the commentary on the International Equity Fund and the Income Fund for a more detailed description of the individual asset classes.


Q. HOW HAS THE VOLATILITY IN THE U.S. EQUITY MARKETS IMPACTED THE FUND?

A. Over the past six to twelve months the markets have been particularly volatile. The S&P 500 Index had gains of 15% for the quarter ended December 31, 1999, following a decline of 6.2% in the quarter ended September 30, 1999. For the quarter ended March 31, 2000, the S&P 500 gained 2.5%. The most recent quarter ended June 30, 2000 has seen the S&P 500 decline 2.85%. Year-to-date, the S&P 500 is down 0.47%. What is notable is that these market swings have been focused primarily on the technology sector. Despite an environment in the U.S. of solid economic growth, low inflation, solid corporate earnings, and modestly higher interest rates, the equity market has behaved much like a roller coaster. Through the first half of 2000 most of the major U.S. averages have posted price declines which is a first since 1994. The international markets have behaved much the same way with areas like technology, telecom, and media garnering investor's attention on both the upside and the downside.

     In terms of the Fund, we continue to own those companies that have solid earnings growth. We look at the swings in the market as opportunities to scale buy or sell those stocks that become undervalued or overvalued, respectively, relative to the market and to their peers. Our focus on security selection across asset classes will continue to provide the Fund with high-quality companies that are reasonably valued. With the Fund broadly diversified, we believe it is well positioned for the volatility we expect.


Q. WHAT ARE THE CURRENT WEIGHTINGS OF THE VARIOUS ASSET CLASSES AND HOW HAVE THEY CHANGED OVER THE PAST SIX MONTHS?

A. Currently, the Fund's asset allocation mix reflects 44% of the asset in U.S. equities, 16% in international equities, 34% in fixed income, and 6% in cash. We continue to directionally model the weights of this portfolio in conjunction with the policy governing the GE Pension Plan. Our Asset Allocation Committee meets regularly to discuss any changes to the policy. The target weightings have shifted marginally away from equities as valuations remain a concern. The total equity allocation is 61% and the fixed income allocation is 34%, in line with the Committee's policy targets.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

Q&A

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?
A. The returns for the Fund will continue to reflect the strong demand for equities in both U.S. and international issues. The U.S. economy's underpinnings are encouraging for the long term. Despite the Federal Reserve's commitment to containing any inflationary pressures through rate increases, we believe companies are executing their business plans and should produce solid earnings over the next few quarters. We believe that the U.S. market and consequently the international markets will continue to be volatile although this should be beneficial as the speculative excesses are eliminated from the system. The fixed income market may experience some relief as the market anticipates an end to rate increases over the near term. We believe the diversified approach of this strategy will continue to reward investors in this dynamic investment environment.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             COMPARISON OF CHANGES IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                    [LINE GRAPH OMITTED, PLOT POINTS FOLLOW]
         Total Return Fund    S&P 500 Index    LB Aggregate
12/89        $10000             $10000          $10000
12/90          9962               9684           10895
12/91         12687              12645           12638
12/92         13636              13622           13573
12/93         15484              14986           14896
12/94         15876              15180           14462
12/95         20332              20872           17133
12/96         22487              25696           17752
12/97         26531              34251           19472
12/98         31068              44080           21161
12/99         35184              53363           20985
6/00          35011              53136           21820

Total Return Fund (ending value $35,011)
S&P 500 Index (ending value $53,136)
LB Aggregate (ending value $21,820)

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

                            SIX       ONE     FIVE       TEN
                          MONTHS     YEAR     YEAR      YEAR
--------------------------------------------------------------------------------
Total Return Fund          3.15%     9.43%   14.85%    13.35%
--------------------------------------------------------------------------------
S&P 500 Index             (0.47%)    7.34%   23.83%    17.82%
--------------------------------------------------------------------------------
LB Aggregate               3.98%     4.56%    6.25%     7.81%
--------------------------------------------------------------------------------
Lipper peer group average* 1.91%     7.59%   14.27%    12.68%
--------------------------------------------------------------------------------
Commencement date          7/1/85
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE

    A fund designed for investors who seek the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk by investing in a combination of equity and investment grade debt securities.


--------------------------------------------------------------------------------
                    TOP TEN LARGEST HOLDINGS AT JUNE 30, 2000
--------------------------------------------------------------------------------
  Citigroup Inc. ....................................  2.61%
--------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp.   8.00%   TBA ....  2.28%
--------------------------------------------------------------------------------
  Cardinal Health Inc. ..............................  2.11%
--------------------------------------------------------------------------------
  First Data Corp. ..................................  1.96%
--------------------------------------------------------------------------------
  U.S. Treasury Bonds   8.125%   8/15/19 ............  1.76%
--------------------------------------------------------------------------------
  Intel Corp. .......................................  1.76%
--------------------------------------------------------------------------------
  AT&T Corp. - Liberty Media Group (Class A) ........  1.68%
--------------------------------------------------------------------------------
  Federal Home Loan Bank   6.75%   5/1/02 ...........  1.40%
--------------------------------------------------------------------------------
  Merck & Co., Inc. .................................  1.27%
--------------------------------------------------------------------------------
  Dover Corp. .......................................  1.26%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PORTFOLIO COMPOSITION AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

NET ASSETS OF $119,923 (IN THOUSANDS)
[PIE CHART OMITTED]
DOMESTIC EQUITY 43.9%
BONDS AND NOTES 33.7%
FOREIGN EQUITY 15.9%
CASH & OTHER 6.5%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE FLEXIBLE PEER GROUP CONSISTING OF 89, 89, 65 AND 44 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               TOTAL RETURN FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                TOTAL RETURN FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
DOMESTIC EQUITY -- 43.9%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 0.0%

Airgas Inc. ........................   7,566   $     43,032(a)

CAPITAL GOODS -- 3.9%
Alleghany Corp. ....................     313         52,584
Dover Corp. ........................  37,245      1,510,750
Emerson Electric Co. ...............   3,278        197,909
Honeywell International Inc. .......  12,677        427,057
Hubbell Inc. (Class B) .............  10,561        269,306(h)
Molex Inc. (Class A) ...............  35,152      1,230,320
Textron Inc. .......................   2,705        146,915
United Technologies Corp. ..........   3,342        196,760
Waste Management Inc. ..............  31,527        599,013
                                                  4,630,614

CONSUMER - CYCLICAL -- 7.3%

Adelphia Communications Corp.
  (Class A) ........................   2,207        103,453(a)
AT&T Corp. - Liberty Media
  Group (Class A) ..................  83,230      2,018,327(a)
Carnival Corp. (Class A) ...........  13,084        255,138
Catalina Marketing Corp. ...........  11,507      1,173,714(a)
Comcast Corp. (Class A) ............  30,896      1,251,288
CVS Corp. ..........................   7,251        290,040
Gannett Co. Inc. ...................   2,049        122,556
Harman International Industries Inc.     887         54,107
Home Depot Inc. ....................  17,340        865,916
Interpublic Group Cos. Inc. ........  16,394        704,942
NTL Inc. ...........................  23,172      1,387,424(a)
Walt Disney Co. ....................  15,217        590,610
                                                  8,817,515

CONSUMER - STABLE -- 10.8%

Abbott Laboratories ................  26,009      1,159,026
American Home Products Corp. .......   9,616        564,940
Avon Products Inc. .................   2,837        126,247
Bristol-Myers Squibb Co. ...........  16,394        954,950
Cardinal Health Inc. ...............  34,206      2,531,244(h)
Colgate-Palmolive Co. ..............   4,035        241,596
Dentsply International Inc. ........   8,827        271,982
Energizer Holdings Inc. ............   5,044         92,053(a)
Gillette Co. .......................  13,872        484,653
Henry Schein Inc. ..................  15,133        261,044(a)
Johnson & Johnson ..................  12,957      1,319,994(h)
Lincare Holdings Inc. ..............  19,231        473,563(a,h)
Merck & Co. Inc. ...................  19,862      1,521,926
Pepsico Inc. .......................  17,970        798,542
Pfizer Inc. ........................  19,074        915,552
Pharmacia Corp. ....................     536         27,705
Philip Morris Cos. Inc. ............  12,674        336,653


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Sybron International Corp. .........  25,537  $     505,952(a)
Watson Pharmaceuticals Inc. ........   5,832        313,470(a)
                                                 12,901,092

ENERGY -- 3.3%

Anadarko Petroleum Corp. ...........  12,295        606,297
Baker Hughes Inc. ..................  16,079        514,528
Exxon Mobil Corp. ..................   5,832        457,812
Nabors Industries Inc. .............  10,404        432,416(a)
Royal Dutch Petroleum Co. ADR ......  12,611        776,365
Schlumberger Ltd. ..................  14,944      1,115,196
                                                  3,902,614

FINANCIAL -- 7.5%

AFLAC Inc. .........................   3,468        159,311
American Express Co. ...............   8,039        419,033
American International Group Inc. ..   9,397      1,104,148
Bank One Corp. .....................  10,089        267,989
Berkshire Hathaway Inc. (Class B) ..     248        436,480(a)
Citigroup Inc. .....................  51,861      3,124,625
Countrywide Credit Industries Inc. .   5,990        181,572
Federal National Mortgage Assoc. ...  20,555      1,072,714
Fidelity National Financial Inc. ...  11,980        219,384
Loews Corp. ........................   4,887        293,220
Marsh & McLennan Cos. Inc. .........   8,449        882,392
State Street Corp. .................   8,039        852,636(i)
                                                  9,013,504

MISCELLANEOUS -- 0.0%

SPDR Trust .........................     201         29,201

TECHNOLOGY -- 9.9%

Analog Devices Inc. ................   2,522        191,672(a)
Applied Materials Inc. .............   9,458        857,131(a)
Automatic Data Processing Inc. .....  21,816      1,168,520
Cisco Systems Inc. .................  22,699      1,442,805(a)
Dell Computer Corp. ................   5,675        279,848(a)
EMC Corp. ..........................  13,241      1,018,730(a)
Equifax Inc. .......................  45,714      1,199,993
First Data Corp. ...................  47,290      2,346,766
Intel Corp. ........................  15,763      2,107,316
Microsoft Corp. ....................  13,872      1,109,760(a)
Pitney Bowes Inc. ..................   4,887        195,480
                                                 11,918,021

UTILITIES -- 1.2%

NEXTLINK Communications Inc. (Class A) 5,044        191,357(a)
SBC Communications Inc. ............   4,099        177,282
Sprint Corp. .......................   5,517        281,367
WorldCom Inc. ......................  16,079        737,624(a)
                                                  1,387,630

TOTAL DOMESTIC EQUITY
 (COST $38,128,662) ................             52,643,223

--------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
FOREIGN EQUITY -- 15.8%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 0.8%

Bayer AG ...........................   1,806   $     70,485
Corus Group PLC .................... 110,150        160,835(a)
Ispat International N.V. (Regd.)
  (Class A) ........................   3,540         33,630
Jefferson Smurfit Group PLC ........  27,169         46,244
Metallgesellschaft AG ..............  15,837        211,674
Pohang Iron & Steel Co. Ltd. ADR ...   6,807        163,368
Shin-Etsu Chemical Co. .............   4,000        202,818
Stora Enso Oyj .....................   5,298         48,304
                                                    937,358

CAPITAL GOODS -- 2.0%

ABB Ltd. ...........................   1,648        197,249
Alstom .............................  10,298        278,330
ATI Technologies Inc. ..............   8,421         71,123(a)
BAE Systems PLC ....................  79,048        492,783
Celestica Inc. .....................   4,172        207,035(a)
CRH PLC ............................   8,882        160,689
Desc S.A. de C.V. (Series B) .......  24,165         15,462
Desc S.A. de C.V. ADR ..............   2,742         35,303
Grupo Carso S.A. de C.V. ADR .......   4,491         31,886(a)
Invensys PLC ....................... 105,272        395,032
Lyonnaise Des Eaux S.A. ............     744        130,340
Minebea Co. Ltd. ...................  16,000        200,556
Preussag AG ........................   4,228        136,635
Rhodia S.A. ........................   4,719         79,292
                                                  2,431,715

CONSUMER - CYCLICAL -- 2.2%

Autoliv Inc. SDR ...................   6,012        147,233
Bayerische Motoren Werke (BMW) AG ..   5,151        155,644
Canon Inc. .........................   9,000        447,858
Carrefour S.A. .....................     890         60,837
DaimlerChrysler AG .................   1,011         52,729
Giordano International Ltd. ........  88,000        133,770
Granada Group PLC ..................  33,213        331,680
Grupo Televisa S.A. GDR ............   1,710        117,883(a)
ITOCHU Corp. .......................  18,093         91,228(a)
Johnson Electric Holdings Ltd. .....  22,000        208,839
Kinnevik AB (Series B) .............     582         14,847
Koninklijke Ahold N.V. .............   3,215         94,638
Mazda Motor Corp. ..................  42,000        113,605
Michelin CGDE (Regd.) (Class B) ....   4,701        150,843
NAMCO Ltd. .........................     800         28,802
Reed International PLC .............  10,627         92,458
Saatchi & Saatchi PLC ..............   4,388         28,240
Somerfield PLC .....................  35,799         31,417
Sony Corp. .........................   2,900        270,581
Vendex KBB N.V. ....................   1,766         29,996
                                                  2,603,128

CONSUMER - STABLE -- 0.9%
Aventis S.A. .......................   4,102        299,392


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Fresenius Medical Care AG ..........   2,684    $   214,013
Kao Corp. ..........................   6,592        201,292
Nycomed Amersham PLC ...............  17,898        177,654
Panamerican Beverages Inc.
  (Class A) ........................     855         12,771
Teva Pharmaceutical Industries
  Ltd. ADR .........................   2,838        157,332
                                                  1,062,454

DIVERSIFIED -- 0.3%

Hutchison Whampoa Ltd. .............   1,100         13,828
Lagardere S.C.A. ...................   5,259        401,662
                                                    415,490

ENERGY -- 0.9%

British Energy PLC .................       1              1
Coflexip S.A. ADR ..................   1,937        117,189
Repsol S.A. ........................   1,670         33,242
Saipem .............................  22,185        131,316
Total S.A. (Class B) ...............   2,580        395,578
Veba AG ............................   3,656        176,264
Vivendi ............................   2,244        198,060
                                                  1,051,650

FINANCIAL -- 2.9%

Asahi Bank Ltd. ....................   4,008         16,847
AXA-UAP ............................   2,940        463,125
Banca Intesa S.p.A. ................  33,220        148,744
Banco Comercial Portugues  (Regd.)     7,007         36,458
Bank of Ireland ....................  25,526        159,743
Bank of Scotland ...................   6,086         57,877
Banque Nationale de Paris ..........   1,610        154,936
Bayerische Hypo-und  Vereinsbank AG    1,246         80,485
Commercial Union PLC ...............  24,382        405,816
Credit Suisse Group (Regd.) ........     670        133,277
Deutsche Bank AG ...................   1,986        163,438
Grupo Financiero Banamex
  Accival S.A. de C.V. (Class B) ...  32,585        137,012(a)
ING Groep N.V. .....................   6,705        453,210
Investor AB (Series B) .............   1,392         19,018
Invik & Co. AB .....................     317         32,850
Muenchener Rueckversicherungs-
  Gesellschaft AG (Regd.) ..........     998        313,468(a)
Nordic Baltic Holding (NBH)
  AB FDR ...........................  13,673         99,469
Pohjola Group Insurance Corp.
  (Series B) .......................     358         12,653
Riunione Adriatica di Sicurta S.p.A   11,416        125,337
Royal & Sun Alliance Insurance
  Group PLC ........................  15,839        102,814
Sampo Insurance Co. Ltd.
  (Series A) .......................   4,018        163,030
Svenska Handelsbanken AB
  (Series A) .......................   1,562         22,669
The Fuji Bank Ltd. .................  10,000         75,963
Uniao de Bancos Brasilieros
  S.A. GDR .........................   2,839         81,621
                                                  3,459,860
--------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 0.1%

Cheung Kong (Holdings) Ltd. ........  12,982    $   142,801

TECHNOLOGY -- 2.7%

ASM Lithography Holding N.V. .......   1,124         48,310(a)
Brambles Industries Ltd. ...........  10,790        331,269
Cable & Wireless Optus Ltd. ........  32,016         95,353(a)
CGI Group Inc. (Class A) ...........   8,698         71,112
Datacraft Asia Ltd. ................   4,040         35,552
ECI Telecommunications Ltd. ........   9,107        325,575
Fujitsu Ltd. .......................  11,000        380,472
Getronics N.V. .....................   3,764         58,035
GN Store Nord A/S ..................      95          9,351
Koninklijke (Royal) Philips
  Electronics N.V. .................  10,128        477,659
NetCom Systems AB (Series B) .......     280         20,667(a)
Prudential PLC .....................   3,043         44,570
Schneider S.A. .....................   2,686        187,196
STMicroelectronics N.V. ............   1,070         67,421
Sumitomo Electric Industries .......   7,000        119,938
Taiwan Semiconductor
  Manufacturing Co. ................ 102,826        488,612
Tietoenator Oyj ....................     315         10,510
Toshiba Corp. ......................  43,000        485,095
                                                  3,256,697

TELECOMMUNICATIONS -- 1.0%

Alcatel ............................   1,768        115,959
Cable & Wireless PLC ...............  19,272        326,306
China Unicom Ltd. ..................  10,000         21,102(a)
KPN NV .............................   5,476        244,929
Nippon Telegraph and
  Telephone Corp. (NTT) ............     172         25,908
Sonera Oyj .........................     151          6,884
Telefonaktiebolaget LM
  Ericsson AB (Series B) ...........   8,883        175,746
Telefonos de Mexico S.A.
  de C.V. ADR ......................   1,623         92,714
                                                  1,209,548

TRANSPORTATION -- 0.2%

IHC Caland N.V. ....................   2,820        137,305
Railtrack Group PLC ................   2,598         40,352
                                                    177,657

UTILITIES -- 1.8%

Hellenic Telecommunication
  Organization S.A. ADR ............   2,522         30,737
Hellenic Telecommunication
  Organization S.A. ................   2,760         67,625
Korea Telecom Corp. ADR ............   3,384        163,701
Tele Norte Leste Participacoes
  S.A. ADR .........................      46          1,087
Tele Sudeste Celular Participacoes
  S.A. ADR .........................      79          2,409
Telecom Italia S.p.A ...............   4,813         66,168
Telefonica S.A. ....................  16,904        363,111(a)


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Telesp-Telecomunicacoes de
  Sao Paulo S.A. ...................     395  $       7,307
The Tokyo Electric Power Co. Inc. ..   4,000         97,451
Vodafone AirTouch PLC ..............  73,042        295,088
Vodafone AirTouch PLC ADR ..........  25,694      1,064,695
                                                  2,159,379

TOTAL FOREIGN EQUITY
 (COST $16,020,491) ................             18,907,737


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 33.7%
--------------------------------------------------------------------------------
U.S. TREASURIES -- 4.7%

U.S. Treasury Bonds
8.125%      08/15/19 .............$1,745,000      2,109,548(h)
6.125%      08/15/29 .............   633,000        639,330(h)
6.25%       05/15/30 ............. 1,246,000      1,307,328(h)
                                                  4,056,206
U.S. Treasury Notes
5.875%      11/15/04 .............    35,000         34,491(h)
6.75%       05/15/05 ............. 1,320,000      1,350,730(h)
6.50%       02/15/10 .............   218,000        225,460(h)
                                                  1,610,681

TOTAL U.S. TREASURIES
 (COST $5,626,582) ...............                5,666,887


FEDERAL AGENCIES -- 3.8%

Federal Home Loan Bank
6.75%       05/01/02 ............. 1,685,000      1,678,951
Federal Home Loan Mortgage Corp.
7.375%      05/15/03 .............   805,000        812,704
6.22%       03/18/08 .............   215,000        198,673
                                                  1,011,377
Federal National Mortgage Assoc.
5.75%       04/15/03 .............   250,000        242,080
5.125%      02/13/04 .............   360,000        337,892
5.78%       05/05/04 .............   230,000        219,363
6.99%       07/09/07 .............    80,000         77,062
5.64%       12/10/08 .............   255,000        235,819
6.04%       02/25/09 .............   385,000        352,876
7.25%       01/15/10 .............   390,000        393,927
                                                  1,859,019

TOTAL FEDERAL AGENCIES
 (COST $4,614,836) ...............                4,549,347


AGENCY MORTGAGE BACKED -- 13.4%

Federal Home Loan Mortgage Corp.
7.50%       11/01/09 .............   127,180        127,452
7.50%       06/01/10 .............    83,574         83,753
9.00%       10/01/25 .............    12,560         12,932
8.00%       05/01/27 .............    82,397         82,887
6.00%       04/01/29 - 06/01/29 ..   660,454        605,142

--------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
6.50%       06/01/29 - 07/01/29 .. $ 804,454  $     759,880
7.50%       10/01/29 .............   197,231        194,563
7.00%       11/01/29 .............   133,779        129,264
7.00%       01/01/30 - 02/01/30 ..   206,733        199,726
8.00%       02/01/30 - 03/01/30 .. 1,316,795      1,324,195
7.50%       04/01/30 .............   187,458        184,895
6.00%       TBA .................. 1,104,000      1,011,363(c)
6.50%       TBA ..................   880,000        830,570(c)
8.00%       TBA .................. 2,720,000      2,735,314(c)
                                                  8,281,936
Federal National Mortgage Assoc.
9.00%       06/01/09 .............   137,885        142,478
7.50%       12/01/09 .............   345,974        346,420
7.00%       08/01/13 .............    23,494         23,193
7.50%       02/01/14 .............   136,991        137,034
6.50%       06/01/14 .............    26,302         25,336
9.00%       04/01/16 .............    73,278         75,228
8.00%       12/01/17 .............    57,109         57,863
9.00%       12/01/17 .............    50,385         51,896
9.00%       12/01/22 .............    58,812         60,575
7.50%       12/01/23 .............   311,149        308,890
7.00%       12/01/25 .............    45,762         44,346
7.00%       08/01/27 .............   193,294        186,771
7.00%       07/01/28 .............    47,423         45,822
6.50%       01/01/29 - 10/01/29 .. 1,915,255      1,806,111
6.00%       10/01/29 .............   544,720        498,588
7.50%       11/01/29 .............   373,249        367,882
7.50%       02/01/30 .............   696,130        686,119
8.50%       04/01/30 - 06/01/30 ..   649,936        661,914
                                                  5,526,466
Government National Mortgage Assoc.
7.00%       03/15/12 .............   465,089        460,582
9.00%       11/15/16 .............   103,375        107,993
9.00%       01/15/17 - 11/15/17 ..    93,368         97,539
9.00%       12/15/21 .............    11,471         11,916
6.50%       04/15/24 .............   150,481        143,709
7.50%       01/15/28 .............    80,332         79,856
6.50%       04/15/28 .............   367,699        349,082
8.00%       03/15/30 - 06/15/30 .. 1,035,103      1,046,096
                                                  2,296,773

TOTAL AGENCY MORTGAGE BACKED
 (COST $16,195,646) ..............               16,105,175


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.2%

Federal Home Loan Mortgage Corp.
6.094%      02/15/22 .............    46,000         41,724(k)
7.75%       03/15/22 .............   204,123        205,398
8.00%       02/01/23 .............    35,837         10,538
5.75%       06/15/23 .............    60,000         56,726
7.00%       01/15/28 .............    28,000         11,629
6.50%       12/15/28 .............   137,000        124,370
7.50%       06/15/29 - 07/15/29 ..   206,901         47,500
                                                    497,885
Federal Home Loan Mortgage Corp. STRIP
5.58%       08/01/27 .............    86,231         60,415(d,f)
6.68%       04/01/29 .............   105,210         64,688(d,f)
6.81%       06/01/29 .............   848,448        515,167(d,f)
                                                    640,270


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Federal National Mortgage Assoc.
8.00%       10/25/20 .............  $ 20,573       $ 20,753
7.00%       08/01/25 .............    73,665         71,386
                                                     92,139
Federal National Mortgage Assoc. STRIP
8.00%       02/01/23 - 08/01/23 ..   201,614         61,218(g)
8.00%       07/01/24 .............   132,081         40,408(g)
8.00%       11/01/26 .............    87,177         25,935(g)
7.50%       07/01/27 .............    76,376         24,129(g)
6.58%       05/01/28 .............    36,152         22,662(d,f)
8.00%       11/01/29 .............    86,332         23,903(g)
                                                    198,255

TOTAL AGENCY COLLATERALIZED
  MORTGAGE OBLIGATIONS (COST $1,434,381)          1,428,549


ASSET BACKED -- 1.2%

American Express Credit Account  Master Trust
6.851%      03/15/05 .............    32,000         32,080(k)
American Express Master Trust
6.801%      08/15/04 .............   376,000        376,703(k)
Citibank Credit Card Master Trust I
5.80%       01/15/03 .............     8,000          7,930
Discover Card Master Trust I
6.761%      09/15/04 .............   410,000        410,254
Ford Credit Auto Loan Master Trust
5.50%       02/15/03 .............    19,000         18,809
Green Tree Financial Corp.  Series 1993-1
6.90%       04/15/18 .............    18,056         17,780
6.97%       04/01/31 .............    44,000         43,202
MBNA Master Credit Card Trust
6.911%      10/15/03 .............   315,000        315,787 (k)
6.881%      04/15/05 .............   107,000        107,367 (k)
Mid State Trust
7.54%       07/01/35 .............    11,684         10,906
West Penn Funding LLC
6.81%       09/25/08 .............    33,000         32,288

TOTAL ASSET BACKED (COST $1,375,719)              1,373,106


CORPORATE NOTES -- 8.2%

Abbey National Capital Trust I
8.963%      12/29/49 .............    45,000         44,688 (k)
Abbey National PLC
7.95%       10/26/29 .............    50,000         49,420
6.70%       06/29/49 .............   105,000         93,567
Aetna Services Inc.
6.97%       08/15/36 .............   100,000         95,151
AFLAC Inc.
6.50%       04/15/09 .............   165,000        149,629
Allstate Corp.
7.20%       12/01/09 .............    65,000         62,135
Amerada Hess Corp.
7.875%      10/01/29 .............   100,000         97,781

--------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
American Airlines Inc.
6.855%      04/15/09 .............  $ 93,565       $ 91,349
Armstrong World Industries Inc.
7.45%       05/15/29 .............   100,000         67,625
Arvin Industries Inc.
7.125%      03/15/09 .............    55,000         48,336
Associates Corp. of North America
6.375%      10/15/02 .............   100,000         97,898
Bank One Corp.
6.40%       08/01/02 .............    70,000         68,541
Bear Stearns Cos. Inc.
7.625%      12/07/09 .............    80,000         76,157
Bellsouth Capital Funding
7.875%      02/15/30 .............   100,000        100,177
Bellsouth Telecomm Inc.
6.375%      06/01/28 .............    50,000         41,526
Boston University
7.625%      07/15/97 .............    80,000         72,274
Brascan Ltd.
7.375%      10/01/02 .............    15,000         14,686
Bristol-Myers Squibb Co.
6.875%      08/01/97 .............    75,000         67,827
CIT Group Inc.
7.125%      10/15/04 .............    35,000         33,955
Citigroup Inc.
7.45%       06/06/02 .............    85,000         85,233
Clear Channel Communications Inc.
7.875%      06/15/05 .............   235,000        235,674
Coastal Corp.
7.75%       06/15/10 .............    90,000         88,980
Corporacion Andina de Fomento
6.75%       03/15/05 .............   130,000        122,538
CSC Holdings Inc.
8.125%      07/15/09 .............    60,000         57,900
CSX Corp.
6.25%       10/15/08 .............   105,000         91,311
DaimlerChrysler AG
7.40%       01/20/05 .............    85,000         84,328
8.00%       06/15/10 .............   115,000        117,552
Delphi Automotive Systems Corp.
6.125%      05/01/04 .............    60,000         56,189
Deutsche Telekom AG
7.75%       06/15/05 .............   520,000        523,549
8.25%       06/15/30 .............   355,000        360,531
Dominion Resources Inc.
8.125%      06/15/10 .............    45,000         45,304
Du Pont de Nemours (E.I.) & Co.
6.75%       10/15/04 .............    30,000         29,552
Duke Capital Corp.
7.25%       10/01/04 .............   165,000        162,575
Duke Energy Corp.
5.38%       01/01/09 .............   200,000        172,796
Electronic Data Systems Corp.
6.85%       10/15/04 .............    50,000         48,897
Federated Department Stores Inc.
6.125%      09/01/01 .............    35,000         34,423
8.50%       06/01/10 .............    45,000         45,850
Ford Motor Co.
6.70%       07/16/04 .............    55,000         53,287
7.50%       03/15/05 .............    95,000         94,530


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
5.80%       01/12/09 .............  $ 45,000       $ 39,150
7.375%      10/28/09 .............   105,000        101,563
7.45%       07/16/31 .............   150,000        141,859
Ford Motor Credit Co.
7.50%       06/15/03 .............    50,000         49,883
7.875%      06/15/10 .............    90,000         89,984
FPL Group Capital Inc.
7.375%      06/01/09 .............   505,000        493,718
General Motors Acceptance Corp.
5.75%       11/10/03 .............    20,000         18,937
6.125%      01/22/08 .............    55,000         49,492
Georgia-Pacific Group
9.95%       06/15/02 .............    25,000         25,884
Goldman Sachs Group L.P.
6.65%       05/15/09 .............   200,000        183,604
Heritage Media Corp.
8.75%       02/15/06 .............    40,000         39,800
Household Finance Corp.
6.125%      07/15/02 .............    15,000         14,542
Hydro-Quebec
8.25%       04/15/26 .............   125,000        133,880
Korea Development Bank
6.625%      11/21/03 .............    20,000         19,230
Kroger Co.
7.375%      03/01/05 .............   140,000        136,202
LCI International Inc.
7.25%       06/15/07 .............    70,000         66,278
Lehman Brothers Holdings Inc.
7.75%       01/15/05 .............   100,000         99,073
7.50%       08/01/26 .............    45,000         44,515
Lenfest Communications Inc.
8.375%      11/01/05 .............    50,000         50,672
Liberty Property Ltd. Partnership
7.50%       01/15/18 .............    30,000         26,068
Lockheed Martin Corp.
7.95%       12/01/05 .............    80,000         80,456
8.20%       12/01/09 .............    50,000         50,608
MCI WorldCom Inc.
6.40%       08/15/05 .............    35,000         33,317
8.875%      01/15/06 .............    35,000         36,290
Merrill Lynch & Co.
5.71%       01/15/02 .............   100,000         97,601
Morgan Stanley, Dean Witter & Co.
7.125%      01/15/03 .............   100,000         99,359
5.625%      01/20/04 .............    50,000         47,151
8.00%       06/15/10 .............   155,000        156,632
Nabisco Inc.
6.125%      02/01/33 .............    30,000         28,314
National Rural Utilities Cooperative
6.046%      04/15/03 .............    25,000         24,173
NB Capital Trust IV
8.25%       04/15/27 .............   105,000         95,570
Newell Co.
6.35%       07/15/08 .............    40,000         38,134
News America Holdings Inc.
7.625%      11/30/28 .............    60,000         53,870
Noram Energy Corp.
6.375%      11/01/03 .............    30,000         28,972


--------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Northrop-Grumman Corp.
8.625%      10/15/04 ............. $  30,000      $  30,910
Occidental Petroleum Corp.
7.375%      11/15/08 .............    30,000         29,001
8.45%       02/15/29 .............    80,000         81,896
Ontario Province of Canada
7.375%      01/27/03 .............   100,000        100,616
Pactiv Corp.
8.375%      04/15/27 .............    70,000         64,693
Paramount Communications Inc.
7.50%       01/15/02 .............    75,000         74,755
Petroleos Mexicanos
9.50%       09/15/27 .............    60,000         60,617
Philip Morris Cos. Inc.
7.25%       09/15/01 .............    25,000         24,592
7.65%       07/01/08 .............   125,000        116,481
Phillips Petroleum Co.
8.50%       05/25/05 .............   160,000        165,293
9.375%      02/15/11 .............   150,000        164,788
Pitney Bowes Credit Corp.
9.25%       06/15/08 .............   150,000        164,799
PP&L Capital Funding Inc.
7.75%       04/15/05 .............    50,000         49,278
Procter & Gamble Co.
9.36%       01/01/21 .............    55,000         63,392
Quebec Province of Canada
7.50%       09/15/29 .............   100,000         98,241
Raytheon Co.
6.75%       08/15/07 .............   100,000         93,953
Royal Bank of Scotland Group PLC
8.817%      03/31/49 .............    35,000         36,055
Sprint Capital Corp.
5.70%       11/15/03 .............    25,000         23,582
6.875%      11/15/28 .............   160,000        139,083
Stop & Shop Cos. Inc.
9.75%       02/01/02 .............    20,000         20,550
Suntrust Bank Inc.
6.00%       01/15/28 .............    25,000         22,532
Tele-Communications Inc.
9.80%       02/01/12 .............    30,000         34,084
7.875%      08/01/13 .............    35,000         34,729
Textron Inc.
6.375%      07/15/04 .............    85,000         81,066
Time Warner Inc.
7.57%       02/01/24 .............   150,000        139,433
Tosco Corp.
7.625%      05/15/06 .............    20,000         19,847
Turner Broadcasting Systems Inc.
8.375%      07/01/13 .............    35,000         34,457
Tyco International Group S.A.
6.25%       06/15/03 .............    20,000         19,096
7.00%       06/15/28 .............   130,000        111,752
Union Carbide Corp.
6.79%       06/01/25 .............   105,000        100,785
Union Oil Co.
7.35%       06/15/09 .............   100,000         96,854
Union Pacific Co. (Series A)
8.02%       07/02/12 .............   152,166        151,352
United Illuminating Co.
6.25%       12/15/02 .............    10,000          9,638


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
US Airways Pass-Through Trust
8.36%       07/20/20 .............  $120,000   $    116,483
US West Communications Inc.
5.625%      11/15/08 .............   100,000         86,399
USA Networks Inc.
6.75%       11/15/05 .............    55,000         52,261
USX Marathon Group
9.80%       07/01/01 .............    25,000         25,524
Wal-Mart Stores Inc.
6.875%      08/10/09 .............   430,000        420,054
Walt Disney Co.
5.62%       12/01/08 .............    40,000         35,606
Williams Cos. Inc.
6.125%      02/15/12 .............    50,000         48,867

TOTAL CORPORATE NOTES
  (COST $10,188,439) .............                9,821,896


NON-AGENCY MORTGAGE BACKED SECURITIES -- 0.3%

DLJ Commercial Mortgage Corp.
6.24%       11/12/31 .............   205,000        189,149
First Union Lehman Brothers -  Bank of America
6.28%       06/18/07 .............   114,262        110,067
Nationslink Funding Corp.
6.001%      11/20/07 .............    27,032         25,716
6.476%      07/20/08 .............    89,000         83,775

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
  (COST $440,424) ................                  408,707


NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.9%

GMAC Commercial Mortgage Security Inc.
6.42%       08/15/08 .............   107,000        100,308
Headlands Mortgage Securities Inc. (Class A)
6.65%       02/25/29 .............   102,867         96,887
Lehman Large Loan
6.79%       06/12/04                  26,213         25,946
Merrill Lynch Mortgage Investors Inc.
6.50%       05/01/30 .............    40,000         35,100
Morgan Stanley Capital I
6.52%       01/15/08 .............    21,000         19,917
6.54%       05/15/08 .............   135,000        128,207
6.21%       09/15/08 .............   159,000        147,449
7.11%       07/15/09 .............    80,000         77,975
Norwest Integrated Structured  Assets Inc. (Class A)
6.50%       04/25/29 .............    61,383         57,701
7.50%       03/25/30 .............    70,116         69,787
Prudential Securities Financial  Asset Funding Corp.
6.83%       09/25/09 .............    54,421         52,875
Residential Accredit Loans Inc.
7.75%       04/25/30 .............    76,000         75,478
Residential Funding Mortgage  Securities I (Class A)
6.50%       07/25/14 .............    80,593         77,595

--------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Salomon Brothers Mortgage  Securities Inc.
7.00%       07/25/24 .............   $81,506 $       73,143

TOTAL NON-AGENCY COLLATERALIZED
  MORTGAGE OBLIGATIONS (COST $1,069,773)          1,038,368


TOTAL BONDS AND NOTES (COST $40,945,800)         40,392,035


                                   NUMBER OF
                                      SHARES          VALUE
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.1%
--------------------------------------------------------------------------------
INTERNATIONAL PREFERRED -- 0.1%

Henkel KGaA ......................     1,586         90,547
Telecomunicacoes Brasileiras
  S.A. ADR .......................       395         38,364
                                                    128,911

DOMESTIC PREFERRED -- 0.0%

TCI Communications Inc.,  10.00% .     1,200         30,525

TOTAL PREFERRED STOCKS (COST $163,038)              159,436


--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-
  Gesellschaft AG (Regd.) ........        11            919(a)

TOTAL INVESTMENTS IN SECURITIES
  (COST $95,257,991) .............              112,103,350


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.4%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (COST $11,297,564) .............11,297,564     11,297,564

OTHER ASSETS AND LIABILITIES,
  NET (2.9)% .....................               (3,477,536)
--------------------------------------------------------------------------------

NET ASSETS-- 100% ................             $119,923,378
================================================================================


------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

Q&A



ROBERT MACDOUGALL LEADS THE FIXED INCOME TEAM AT GE ASSET MANAGEMENT. BOB MANAGES INDIVIDUAL, INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS WITH TOTAL ASSETS EXCEEDING $29 BILLION. HIS RESPONSIBILITIES INCLUDE MANAGING THE INCOME FUND AND MONEY MARKET FUND. BOB JOINED GE ASSET MANAGEMENT IN 1986 AS MUTUAL FUND PORTFOLIO MANAGER, BECAME SENIOR VICE PRESIDENT - TAXABLE FIXED INCOME IN 1992 AND WAS NAMED TO HIS PRESENT POSITION, RESPONSIBLE FOR BOTH TAXABLE AND TAX-EXEMPT FIXED INCOME OPERATIONS, IN 1997. PREVIOUSLY HE WAS WITH GE'S CORPORATE TREASURY OPERATION, MANAGING THE COMPANY'S $2 BILLION PORTFOLIO OF MARKETABLE SECURITIES AND SUPPORTING THE TREASURER IN DEBT MANAGEMENT AND CAPITAL STRUCTURE PLANNING. PRIOR TO THAT, BOB HAS HELD VARIOUS FINANCIAL MANAGEMENT POSITIONS SINCE JOINING GE IN 1973. BOB IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. HE HOLDS BACHELOR'S AND MASTER'S DEGREES IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MASSACHUSETTS.

Q. HOW DID THE INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND PEERS FOR THE SIX MONTHS ENDED JUNE 30, 2000?
A. The Income Fund posted a total return of 3.39%. The Lehman Brothers Aggregate Bond Index returned 3.98% and the Lipper group of 19 Intermediate Investment Grade Debt annuity funds returned 3.19%.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK.
A. The primary difference in performance versus the benchmark resulted from fees and expenses. Overweights to spread sectors were a slight drag on performance due to widening yield spreads versus Treasuries during the period. The Fund performed well within its peer group largely due to favorable security selection.

Q. DESCRIBE WHAT OCCURRED IN THE FIXED INCOME MARKETS IN THE FIRST HALF OF 2000?
A. After suffering a negative return in 1999, the U.S. Fixed Income market moved to the positive in the first six months of 2000, posting a total return of 3.99%. Although this figure does not seem impressive at first glance, within an environment of Fed tightening, it was quite respectable relative to other asset classes. The U.S. economy finished 1999 with a bang growing at its fastest quarterly pace in nearly 16 years and showed no signs of slowing in the first quarter of 2000. Y2K fears were quickly forgotten. Consumers, brimming with confidence from employment and increased wealth from powering stock and housing markets, kept up their brisk pace of spending. The Federal Reserve, having raised interest rates 75 basis points in the prior year, remained vigilant against the heightened risks of accelerating inflation. Reacting with an expectation of further tightening, bond investors pushed interest rates up, primarily at the short end creating an inverted yield curve. A forecasted reduction in long maturity treasury issuance due to the budget surplus and the Treasury's announcement of a buyback program of long bonds increased demand for longer dated issues driving yields at the long end down, exacerbating the curve inversion. By March 31, the Fed had raised the federal funds rate another 50 basis points to 6.00%, two-year yields had increased by 25 basis points to 6.48% and 30-year bond yields had dropped 64 basis points to 5.84%.

     Bond market participants remained defensive early in the second quarter. Heightened inflationary fears in early May manifested themselves in higher yields across the maturity spectrum and expectations for a 50 basis point rate hike in mid May and more through year-end. Two, ten and thirty-year Treasury yields rose 37, 55 and 41 basis points, respectively, prior to the Federal Open Market Committee meeting on May 16, when the Fed Reserve Board met investors' expectations by increasing the funds rate to 6.50% citing the threat of higher inflation. After a series of economic data showing signs of slowing growth in April and May, particularly an increase in the unemployment rate to 4.1% from 3.9%, prospects of a "soft landing" surfaced, reducing expectations of further tightening. By quarter end, two, ten and thirty-year yields declined 49, 53 and 34 basis points to 6.36%, 6.02% and 5.89%, respectively. Again, the Fed matched expectations by leaving rates unchanged in June; albeit maintaining a tightening bias and reiterating the economy is still growing at a pace that threatens accelerating inflation.

     During this period, U.S. Treasuries outperformed all other domestic "spread" sectors with a total return of 5.37%. Treasury securities with maturities over 20 years returned 10.01% due to the aforementioned demand in response to the Treasury buyback program. Debate in Congress and comments from

                                                                     INCOME FUND
--------------------------------------------------------------------------------

Treasury officials raising concern over the status of "Government Sponsored Enterprises", coupled with increasing supply significantly widened yield spreads on government agency debt. The agency sector returned 3.58% in the first half, underperforming equal duration Treasuries by 113 basis points. A volatile stock market, poor liquidity and a growing concern for credit deterioration from leveraged buy-out activity combined with an inverted Treasury yield curve pushed yield spreads on investment grade corporate securities above levels experienced during the crisis of 1998. The corporate sector posted a total return of just 2.68% in the first half, giving up 265 basis points in negative excess return versus treasuries. Not surprisingly, securities of lower credit quality underperformed their higher quality counterparts. Structured securities backed by residential mortgages, commercial mortgages and other securitized assets also experienced significant spread widening on lack of demand and inversion of the yield curve. Six-month returns for MBS, CMBS and ABS sectors were 4.12%, 3.65% and 3.35%, respectively.

Q.   WHAT IS YOUR OUTLOOK FOR THE BOND MARKET GOING FORWARD?

A. A major question to be answered by the bond market will be: is the recent economic data a sign of a genuine slowdown keeping the Fed on hold or a short respite in a still strong economy requiring more rate increases? Both the Fed and bond investors will be diligently analyzing economic releases over the next few months to determine the need for more monetary restriction. For a bit of historical perspective, the second quarter in both 1998 and 1999 were slowdowns off strong first quarters very similar to this year, however, both were followed by a re-acceleration in the second half. This year is different due to the dampening effect of higher energy prices and much tighter financial conditions from 125 basis points of rate hikes. The fall elections likely will cloud the issue by providing a short-term distraction from market fundamentals. In our view, a ten-year yield at roughly 6.00% versus a funds rate at 6.50% seems aggressively priced, however, the near term economic uncertainty keeps us on the fence with respect to duration positioning of the portfolio. We believe the corporate bond market will remain the most nervous, fearing, in a perverse way, that signs of stronger growth will prompt more Fed tightening which will increase the probability of a hard landing. From a historical yield spread analysis, corporate securities look very attractive. However, as "no tightening/tightening" speculation heats up around every piece of economic data, these spreads likely will remain volatile. Our slight overweight to this sector is concentrated in short to intermediate securities offering higher breakeven levels should spreads widen. We will maintain our overweight to other non-treasury sectors (i. e., mortgage backed, collateralized mortgage backed and asset backed securities) for the yield advantage they provide that should benefit risk-adjusted long-term performance.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             COMPARISON OF CHANGES IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                    [LINE GRAPH OMITTED, PLOT POINTS FOLLOW]
         Income Fund       LB Aggregate
1/3/95   $10000              $10000
3/95      10453               10504
6/95      11016               11144
9/95      11210               11363
12/95     11683               11847
3/96      11445               11636
6/96      11463               11702
9/96      11674               11918
12/96     12024               12275
3/97      11953               12207
6/97      12378               12657
9/97      12770               13079
12/97     13106               13464
3/98      13312               13672
6/98      13626               13991
9/98      14102               14583
12/98     14148               14632
3/99      14056               14558
6/99      13884               14429
9/99      13964               14528
12/99     13946               14511
3/00      14225               14831
6/00      14419               15088

Income Fund (ending value $14,419)
LB Aggregate (ending value $15,088)

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------


                            SIX     ONE    THREE      SINCE
                          MONTHS   YEAR    YEAR   COMMENCEMENT
--------------------------------------------------------------------------------
Income Fund                3.39%    3.85%  5.22%      6.89%
--------------------------------------------------------------------------------
LB Aggregate               3.98%    4.56%  6.03%      7.78%
--------------------------------------------------------------------------------
Lipper peer group average* 3.19%    3.80%  5.17%       N/A
--------------------------------------------------------------------------------
Commencement date          1/3/95
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE

                 A fund designed for investors who seek maximum
                    income consistent with prudent investment
                    management and preservation of capital by
                 investing primarily in a variety of investment
                             grade debt securities.




--------------------------------------------------------------------------------
                    PORTFOLIO COMPOSITION AS OF JUNE 30, 2000
--------------------------------------------------------------------------------
NET ASSETS OF $72,296 (IN THOUSANDS)
[PIE CHART OMITTED]

MORTGAGE BACKED 36.5%
CORPORATE NOTES 25.3%
CASH &  OTHER 16.3%
U.S. TREASURIES 11.2%
FEDERAL AGENCIES 10.7%


--------------------------------------------------------------------------------
                        QUALITY RATINGS AT JUNE 30, 2000
--------------------------------------------------------------------------------
      MOODY'S / S&P                            PERCENTAGE OF
      RATINGS+                                  NET ASSETS
--------------------------------------------------------------------------------
      Aaa / AAA .............................    69.46%
--------------------------------------------------------------------------------
      Aa / AA ...............................    5.77%
--------------------------------------------------------------------------------
      A / A .................................    9.68%
--------------------------------------------------------------------------------
      Baa / BBB .............................    8.13%
--------------------------------------------------------------------------------
      Ba / BB ...............................    0.36%
--------------------------------------------------------------------------------
      Other .................................    6.60%
--------------------------------------------------------------------------------

+MOODY'S INVESTORS SERVICES, INC./STANDARD & POOR'S ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE INTERMEDIATE U.S. BOND PEER GROUP CONSISTING OF 19, 19 AND 13 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                                     INCOME FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                   INCOME FUND
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 93.4%
--------------------------------------------------------------------------------
U.S. TREASURIES -- 11.2%

U.S. Treasury Bonds
8.125%      08/15/19 ...........  $2,825,000   $  3,415,171(h)
6.125%      08/15/29 ...........   1,255,000      1,267,550(h)
6.25%       05/15/30 ...........   1,127,000      1,182,471(h)
                                                  5,865,192
U.S. Treasury Notes
6.75%       05/15/05 ...........   1,459,000      1,492,965(h)
6.50%       02/15/10 ...........     204,000        210,981(h)
                                                  1,703,946
U.S. Treasury STRIPS
6.23%       02/15/19 ...........   1,750,000        558,950(d,h)

TOTAL U.S. TREASURIES
  (COST $8,159,841) ............                  8,128,088


FEDERAL AGENCIES -- 10.7%

Federal Farm Credit Bank
9.15%       02/14/05 ...........     100,000        108,062
8.60%       05/30/06 ...........     400,000        401,876
                                                    509,938
Federal Home Loan Bank
6.75%       05/01/02 ...........   2,000,000      1,992,820

Federal Home Loan Mortgage Corp.
7.375%      05/15/03 ...........   1,205,000      1,216,532
6.22%       03/18/08 ...........     395,000        365,004
8.25%       06/01/26 ...........      60,000         66,047
                                                  1,647,583
Federal National Mortgage Assoc.
5.125%      02/13/04 ...........   1,525,000      1,431,350
5.78%       05/05/04 ...........     375,000        357,656
6.99%       07/09/07 ...........      50,000         48,164
5.64%       12/10/08 ...........     485,000        448,518
6.04%       02/25/09 ...........     905,000        829,487
7.25%       01/15/10 ...........     345,000        348,474
                                                  3,463,649
Tennessee Valley Authority
6.125%      07/15/03 ...........     133,000        126,661

TOTAL FEDERAL AGENCIES (COST $7,927,158)          7,740,651


AGENCY MORTGAGE BACKED -- 35.2%

Federal Home Loan Mortgage Corp.
6.75%       10/01/08 ...........      38,949         38,354
8.00%       09/01/09 ...........      86,862         87,223
7.50%       11/01/09 ...........      63,590         63,726
7.50%       06/01/10 ...........      25,072         25,126
8.50%       07/01/10 ...........      66,966         67,772
7.50%       09/01/12 ...........     140,010        139,835

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
9.00%       02/01/17 ...........  $   25,243   $     25,850
8.00%       05/01/27 ...........     768,508        773,073
6.50%       02/01/29 - 07/01/29    1,207,878      1,140,366
6.00%       04/01/29 - 07/01/29    1,174,446      1,076,087
7.50%       10/01/29 ...........     194,146        191,513
8.00%       10/01/29 ...........     235,260        236,583
7.00%       12/01/29 ...........     252,982        244,444
7.00%       01/01/30 - 02/01/30      381,551        368,623
7.50%       01/01/30 ...........     337,759        333,143
8.00%       01/01/30 - 06/01/30    2,406,397      2,419,920
6.00%       TBA ................   1,150,000      1,053,503(c)
6.50%       TBA ................   1,447,000      1,365,722(c)
8.00%       TBA ................   3,160,000      3,177,791(c)
                                                 12,828,654
Federal National Mortgage Assoc.
7.50%       07/01/02 ...........      14,893         14,858
7.50%       12/01/09 ...........     542,476        543,175
7.00%       08/01/13 ...........      59,470         58,708
7.50%       02/01/14 ...........     342,478        342,584
6.50%       03/01/15 ...........     213,236        205,486
9.00%       04/01/16 ...........      84,269         86,512
8.00%       12/01/17 ...........     142,403        144,282
9.00%       12/01/17 ...........     107,068        110,279
8.028%      07/01/19 ...........      92,090         91,709
9.00%       12/01/22 ...........     124,159        127,883
7.50%       12/01/23 ...........     326,706        324,334
6.50%       01/01/29 - 09/01/29    2,995,619      2,826,889
6.00%       10/01/29 ...........     710,081        649,945
7.00%       01/01/30 ...........     639,505        617,320
7.50%       02/01/30 - 03/01/30    1,216,479      1,198,987
                                                  7,342,951
Government National Mortgage Assoc.
7.00%       03/15/12 ...........     388,043        384,282
9.00%       11/15/16 ...........     313,988        328,017
9.00%       01/15/17 - 11/15/17      230,048        240,328
8.50%       10/15/17 ...........     238,323        245,734
9.00%       12/15/21 ...........      22,942         23,831
7.125%      11/20/22 ...........      39,589         39,608
7.375%      02/20/23 ...........     107,440        107,595
6.50%       02/15/24 - 03/15/24      394,583        376,456
7.125%      12/20/24 ...........      51,790         52,033
7.375%      02/20/26 ...........      17,868         17,904
6.50%       04/15/28 ...........     828,342        786,403
7.00%       04/15/28 - 10/15/28    1,543,654      1,500,709
8.00%       12/15/29 ...........     254,455        257,158
8.00%       04/15/30 - 06/15/30      898,659        908,203
                                                  5,268,261

TOTAL AGENCY MORTGAGE BACKED
  (COST $25,693,522) ...........                 25,439,866


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.4%

Federal Home Loan Mortgage Corp.
5.85%       02/15/08 ...........     110,000        108,075
6.50%       07/15/08 ...........      50,000         47,938
6.50%       02/15/21 ...........      42,913         41,505
7.00%       02/15/21 ...........      45,732         45,546
6.094%      02/15/22 ...........      75,000         68,028 (k)
7.75%       03/15/22 ...........     512,197        515,398

---------------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
8.00%       02/01/23 ...........    $ 58,509      $  17,205
5.75%       06/15/23 ...........     129,000        121,961
7.00%       01/15/28 ...........      46,000         19,104
6.50%       12/15/28 ...........     167,000        151,604
7.50%       06/15/29 - 07/15/29      337,877         77,570
                                                  1,213,934
Federal Home Loan Mortgage Corp. STRIPS
5.58%       08/01/27 ...........     141,199         98,927(d,f)
6.68%       04/01/29 ...........     172,581        106,111(d,f)
6.81%       06/01/29 ...........     971,686        589,995(d,f)
                                                    795,033
Federal National Mortgage Assoc.
8.00%       10/25/20 ...........      50,498         50,940
5.20%       12/25/22 ...........       5,032          3,772(d,f)
                                                     54,712
Federal National Mortgage Assoc. REMIC
6.00%       06/25/01 ...........      15,217         15,003
6.00%       03/25/19 ...........      67,187         66,431
7.00%       09/25/20 ...........      11,220         10,985
                                                     92,419
Federal National Mortgage Assoc. STRIPS
9.00%       05/25/22 ...........       5,133          1,356(g)
8.50%       07/25/22 ...........       8,367          2,137(g)
8.00%       02/01/23 - 08/01/23      330,754        100,430(g)
8.00%       07/01/24 ...........     217,405         66,510(g)
8.00%       11/01/26 ...........     142,898         42,512(g)
7.50%       07/01/27 ...........     125,126         39,531(g)
6.58%       05/01/28 ...........      59,449         37,267(d,f)
8.00%       11/01/29 ...........     141,438         39,161(g)
                                                    328,904

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
 (COST $2,492,270) .............                  2,485,002


ASSET BACKED -- 3.9%

Advanta Mortgage Loan Trust Corp.
6.30%       07/25/25 ...........       2,606          2,440
American Express Credit Account  Master Trust
6.851%      03/15/05 ...........      55,000         55,137
American Express Master Trust
6.801%      08/15/04 ...........     641,000        642,199(k)
Citibank Credit Card  Master Trust I
5.75%       01/15/03 ...........      18,000         17,843
Discover Card Master Trust I
6.761%      09/15/04 ...........   1,020,000      1,020,632
Ford Credit Auto Loan  Master Trust
5.50%       02/15/03 ...........      45,000         44,547
Green Tree Financial Corp.  Series 1993-1
6.90%       04/15/18 ...........      48,149         47,412
6.97%       04/01/31 ...........      81,000         79,531
MBNA Master Credit Card Trust
6.911%      10/15/03 ...........     540,000        541,350 (k)
6.881%      04/15/05 ...........     184,000        184,631 (k)


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Mid State Trust
7.54%       07/01/35 ...........     $ 5,842        $ 5,453
West Penn Funding LLC
6.81%       09/25/08 ...........      59,000         57,728
Yorkshire Power Pass-Through  Asset Trust
8.25%       02/15/05 ...........      85,000         86,810(b)

TOTAL ASSET BACKED (COST $2,788,507)              2,785,713


CORPORATE NOTES -- 25.3%

Abbey National Capital Trust I
8.963%      12/29/49 ...........      75,000         74,480 (k)
Abbey National PLC
7.95%       10/26/29 ...........      95,000         93,898
6.70%       07/09/49 ...........      15,000         13,367
7.35%       10/29/49 ...........     131,000        122,151
Aetna Services Inc.
6.97%       08/15/36 ...........     135,000        128,454
AFLAC Inc.
6.50%       04/15/09 ...........     185,000        167,765
AIG SunAmerica  GBL Finl I
7.40%       05/05/03 ...........     250,000        250,771(b)
AIG SunAmerica GBL Finl II
7.60%       06/15/05 ...........     250,000        252,230(b)
Allstate Corp.
7.20%       12/01/09 ...........      80,000         76,474
Amerada Hess Corp.
7.875%      10/01/29 ...........     125,000        122,226
American Airlines Inc.
6.855%      04/15/09 ...........      74,852         73,080
Armstrong World Industries Inc.
7.45%       05/15/29 ...........     100,000         67,625
Arvin Industries Inc.
7.125%      03/15/09 ...........      95,000         83,489
Associates Corp. of North America
6.375%      10/15/02 ...........     300,000        293,694
5.75%       11/01/03 ...........      55,000         52,258
Atlantic City Electric Co.
6.19%       01/17/06 ...........     160,000        152,654
Bank One Corp.
6.40%       08/01/02 ...........     130,000        127,291
BCI US Funding Trust I
8.01%       12/29/49 ...........     100,000         91,361(b,k)
Bear Stearns Cos. Inc.
7.625%      12/07/09 ...........     140,000        133,274
Beckman Instruments Inc.
7.10%       03/04/03 ...........      40,000         38,224
Bell Telephone Co. - Pennsylvania
8.35%       12/15/30 ...........     243,000        253,398
Bellsouth Capital Funding
7.875%      02/15/30 ...........     155,000        155,274
Bellsouth Telecomm Inc.
6.375%      06/01/28 ...........      75,000         62,289
Boston University
7.625%      07/15/97 ...........     100,000         90,343
Brascan Ltd.
7.375%      10/01/02 ...........      30,000         29,373

---------------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.
6.875%      08/01/97 ...........   $  75,000     $   67,827
CIT Group Inc.
7.125%      10/15/04 ...........     115,000        111,566
Citigroup Inc.
7.45%       06/06/02 ...........     140,000        140,384
Clear Channel Communications Inc.
7.875%      06/15/05 ...........      95,000         95,273
Coastal Corp.
7.75%       06/15/10 ...........     130,000        128,527
Conseco Inc.
8.70%       11/15/26 ...........      21,000          9,135
Continental Cablevision Inc.
8.50%       09/15/01 ...........     160,000        161,813
Corporacion Andina de Fomento
6.75%       03/15/05 ...........     130,000        122,538
CSC Holdings Inc.
8.125%      07/15/09 ...........     130,000        125,450
CSX Corp.
6.25%       10/15/08 ...........     145,000        126,096
DaimlerChrysler AG
7.40%       01/20/05 ...........     140,000        138,893
8.00%       06/15/10 ...........     180,000        183,994
Delphi Automotive Systems Corp.
6.125%      05/01/04 ...........      75,000         70,236
Deutsche Telekom AG
7.75%       06/15/05 ...........     235,000        236,604
8.25%       06/15/30 ...........     585,000        594,115
Dominion Resources Inc.
8.125%      06/15/10 ...........      70,000         70,473
Dresdner Funding Trust I
8.151%      06/30/31 ...........     225,000        194,157(b)
Du Pont de Nemours (E.I.) & Co.
6.75%       10/15/04 ...........      55,000         54,178
Duke Capital Corp.
7.25%       10/01/04 ...........     180,000        177,354
Duke Energy Corp.
5.375%      01/01/09 ...........      80,000         69,118
Electronic Data Systems Corp.
6.85%       10/15/04 ...........      75,000         73,345
EOP Operating LP
6.50%       01/15/04 ...........      30,000         28,632
Federated Department Stores Inc.
6.125%      09/01/00 ...........      80,000         78,681
8.50%       06/01/10 ...........      70,000         71,322
Ford Motor Co.
6.70%       07/16/04 ...........      40,000         38,755
7.50%       03/15/05 ...........      60,000         59,703
5.80%       01/12/09 ...........      80,000         69,599
7.375%      10/28/09 ...........     545,000        527,162
7.45%       07/16/31 ...........     100,000         94,573
Ford Motor Credit Co.
7.50%       06/15/03 ...........      85,000         84,801
7.875%      06/15/10 ...........     150,000        149,973
Fortune Brands Inc.
7.125%      11/01/04 ...........     100,000         97,862(b)
FPL Group Capital Inc.
7.375%      06/01/09 ...........     450,000        439,947
General Motors Acceptance Corp.
5.75%       11/10/03 ...........      50,000         47,343
6.125%      01/22/08 ...........      80,000         71,988


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Georgia-Pacific Group
9.95%       06/15/02 ...........   $  50,000     $   51,768
Goldman Sachs Group L.P.
6.65%       05/15/09 ...........     100,000         91,802
Guangdong International Trust
  & Investment Corp.
8.75%       10/24/16 ...........      10,000          1,300(b,j)
Heritage Media Corp.
8.75%       02/15/06 ...........      95,000         94,525
Household Finance Corp.
6.125%      07/15/02 ...........      30,000         29,084
HSBC Capital Funding LP
9.547%      12/29/49 ...........      65,000         67,600
International Paper Co.
8.00%       07/08/03 ...........     115,000        115,138(b)
8.125%      07/08/05 ...........      90,000         90,331(b)
Israel Electric Corp. Ltd.
7.125%      07/15/05 ...........      40,000         38,441(b)
J.P. Morgan & Co.
6.00%       01/15/09 ...........      55,000         48,839
Korea Development Bank
6.625%      11/21/03 ...........       5,000          4,807
Kroger Co.
6.34%       06/01/01 ...........     149,000        147,529
7.375%      03/01/05 ...........     150,000        145,931
LCI International Inc.
7.25%       06/15/07 ...........     148,000        140,131
Lehman Brothers Holdings Inc.
7.75%       01/15/05 ...........     170,000        168,424
8.25%       06/15/07 ...........     260,000        260,114
7.50%       08/01/26 ...........     100,000         98,922
Lenfest Communications Inc.
8.375%      11/01/05 ...........      85,000         86,142
LG&E Capital Corp.
5.75%       11/01/01 ...........      95,000         93,188(b)
Liberty Property Ltd. Partnership
7.50%       01/15/18 ...........      65,000         56,480
Lockheed Martin Corp.
7.95%       12/01/05 ...........     175,000        175,997
8.20%       12/01/09 ...........     155,000        156,885
Lumbermens Mutual Casualty
8.30%       12/01/37 ...........      20,000         15,479(b)
MCI WorldCom Inc.
6.40%       08/15/05 ...........      75,000         71,394
8.875%      01/15/06 ...........     100,000        103,686
Merita Bank Ltd.
7.15%       12/29/49 ...........     250,000        244,568(b)
Merrill Lynch & Co.
5.71%       01/15/02 ...........     145,000        141,521
Morgan Stanley, Dean Witter & Co.
7.125%      01/15/03 ...........     165,000        163,942
5.625%      01/20/04 ...........      55,000         51,866
8.00%       06/15/10 ...........     200,000        202,106
Nabisco Inc.
6.125%      02/01/33 ...........      75,000         70,784
National Rural Utilities Cooperative
6.046%      04/15/03 ...........     100,000         96,692
NB Capital Trust IV
8.25%       04/15/27 ...........     110,000        100,121
Newell Co.
6.35%       07/15/08 ...........      55,000         52,434

---------------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
News America Holdings Inc.
7.625%      11/30/28 ...........    $105,000      $  94,273
Noram Energy Corp.
6.375%      11/01/03 ...........      65,000         62,772
Northrop-Grumman Corp.
8.625%      10/15/04 ...........      65,000         66,972
Occidental Petroleum Corp.
7.375%      11/15/08 ...........      90,000         87,003
8.45%       02/15/29 ...........     130,000        133,081
Ontario Province of Canada
7.375%      01/27/03 ...........     135,000        135,832
Pactiv Corp.
8.375%      04/15/27 ...........     110,000        101,660
Pepsi Bottling Holdings Inc.
5.375%      02/17/04 ...........     110,000        103,623(b)
5.625%      02/17/09 ...........      60,000         53,571(b)
Petroleos Mexicanos
9.50%       09/15/27 ...........      95,000         95,978
Pharmacia Corp.
5.75%       12/01/05 ...........      75,000         70,187
Philip Morris Cos. Inc.
7.25%       09/15/01 ...........      60,000         59,020
Phillips Petroleum Co.
8.50%       05/25/05 ...........      40,000         41,323
9.375%      02/15/11 ...........     185,000        203,239
Pitney Bowes Credit Corp.
9.25%       06/15/08 ...........     200,000        219,732
PP&L Capital Funding Inc.
7.75%       04/15/05 ...........     150,000        147,833
Principal Financial Group
8.20%       08/15/09 ...........      75,000         73,698(b)
Procter & Gamble Co.
9.36%       01/01/21 ...........     105,000        121,022
Quebec Province of Canada
7.50%       09/15/29 ...........     100,000         98,241
Raytheon Co.
7.90%       03/01/03 ...........     130,000        130,776(b)
6.75%       08/15/07 ...........      85,000         79,860
Rohm & Haas Co.
6.95%       07/15/04 ...........      55,000         54,135
Royal & Sun Alliance Insurance
  Group PLC
8.95%       10/15/29 ...........     110,000        109,016(b)
Royal Bank of Scotland Group PLC
8.817%      03/31/05 ...........      65,000         66,960
9.118%      03/31/49 ...........     185,000        190,915
Sprint Capital Corp.
5.70%       11/15/03 ...........      60,000         56,597
6.875%      11/15/28 ...........     175,000        152,122
Stop & Shop Cos. Inc.
9.75%       02/01/02 ...........      40,000         41,100
SunAmerica Inc.
5.60%       07/31/97 ...........     295,000        202,671
Suntrust Bank Inc.
6.00%       01/15/28 ...........      60,000         54,077
Tele-Communications Inc.
9.80%       02/01/12 ...........      65,000         73,849
7.875%      08/01/13 ...........      70,000         69,458
Texas Utilities Co.
5.94%       10/15/01 ...........     225,000        220,154

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Textron Inc.
6.375%      07/15/04 ...........    $130,000       $123,984
Time Warner Inc.
10.15%      05/01/12 ...........     224,000        257,071
7.57%       02/01/24 ...........     145,000        134,785
Time Warner Pass-Through
  Asset Trust
6.10%       12/30/01 ...........      95,000         93,186(b)
Tosco Corp.
7.625%      05/15/06 ...........      45,000         44,657
TRW Inc.
6.625%      06/01/04 ...........     100,000         94,793
Turner Broadcasting Systems Inc.
8.375%      07/01/13 ...........      80,000         78,759
TXU Eastern Funding Co.
6.45%       05/15/05 ...........     160,000        149,015
6.75%       05/15/09 ...........      80,000         71,735
Tyco International Group S.A.
6.875%      09/05/02 ...........     100,000         98,127(b)
6.25%       06/15/03 ...........       5,000          4,774
7.00%       06/15/28 ...........      95,000         81,665
Union Carbide Corp.
6.79%       06/01/25 ...........     180,000        172,775
Union Oil Co.
7.35%       06/15/09 ...........      60,000         58,112
Union Pacific Co. (Series A)
8.02%       07/02/12 ...........     142,349        141,587
United Illuminating Co.
6.25%       12/15/02 ...........      25,000         24,094
US Airways Pass-Through Trust
8.36%       07/20/20 ...........     155,000        150,457
US West Communications Inc.
7.625%      06/09/03 ...........     350,000        349,344(b)
5.625%      11/15/08 ...........      90,000         77,759
USA Networks Inc.
6.75%       11/15/05 ...........      70,000         66,514
USX Marathon Group
9.80%       07/01/01 ...........      60,000         61,258
Viacom Inc.
7.75%       06/01/05 ...........     218,000        218,739
Vodafone AirTouch PLC
7.625%      02/15/05 ...........     150,000        150,110(b)
Wal-Mart Stores Inc.
6.875%      08/10/09 ...........     435,000        424,938
Walt Disney Co.
5.62%       12/01/08 ...........      75,000         66,761
Williams Cos. Inc.
6.125%      02/15/02 ...........     120,000        117,281
Yale University
7.375%      04/15/96 ...........     215,000        203,517

TOTAL CORPORATE NOTES (COST $18,953,067)         18,281,378


NON-AGENCY MORTGAGE BACKED SECURITIES -- 1.3%

Chase Commercial Mortgage  Securities Corp.
6.39%       11/18/08 ...........     148,000        138,325
DLJ Commercial Mortgage Corp.
6.24%       11/12/31 ...........     561,000        517,623

---------------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
GS Mortgage Securities Corp. (Class A)
6.86%       07/13/30 ...........    $219,000       $214,060
Nationslink Funding Corp.
6.001%      11/20/07 ...........      67,579         64,289

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
 (COST $964,519) ...............                    934,297


NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.4%

GMAC Commercial Mortgage Security Inc.
6.42%       08/15/08 ...........      65,000         60,935
Headlands Mortgage Securities Inc. (Class A)
6.65%       02/25/29 ...........     168,410        158,621
Lehman Large Loan
6.79%       06/12/04 ...........       9,362          9,266
Merrill Lynch Mortgage Investors Inc.
6.50%       05/01/30 ...........      66,000         57,915
Morgan Stanley Capital I
6.86%       05/15/06 ...........     180,376        177,948(b)
6.52%       01/15/08 ...........      21,000         19,917
6.21%       09/15/08 ...........      98,000         90,880
7.11%       07/15/09 ...........     155,000        151,077
Norwest Integrated Structured Assets Inc. (Class A)
6.50%       04/25/29 ...........     100,370         94,348
7.50%       03/25/30 ...........     114,299        113,763
Prudential Securities Financial Asset Funding Corp.
6.83%       09/25/09 ...........      89,052         86,523
Residential Accredit Loans Inc.
7.75%       04/25/30 ...........     125,000        124,141
Residential Funding Mortgage Securities I (Class A)
6.50%       07/25/14 ...........     134,321        129,326
Salomon Brothers Mortgage Securities Inc.
7.00%       07/25/24 ...........     515,882        459,459

TOTAL NON-AGENCY COLLATERALIZED
  MORTGAGE OBLIGATIONS (COST $1,788,149)          1,734,119


TOTAL BONDS AND NOTES (COST $68,767,033)         67,529,114

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
--------------------------------------------------------------------------------
Centaur Funding Corp.
 (Series B),  9.08% ............         105  $     103,495(b)
TCI Communications Inc.,  10.00%       2,400         61,050

TOTAL PREFERRED STOCK (COST $170,250)               164,545


TOTAL INVESTMENTS IN SECURITIES
 (COST $68,937,283) ............                 67,693,659


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 11.9%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
  (COST $8,585,189) ............   8,585,189      8,585,189

OTHER ASSETS AND LIABILITIES,
  NET (5.5)% ...................                 (3,983,257)
--------------------------------------------------------------------------------

NET ASSETS-- 100% ..............                $72,295,591
================================================================================


---------------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                              GLOBAL INCOME FUND
--------------------------------------------------------------------------------

Q&A



ESTHER M. BAROUDY IS THE PORTFOLIO MANAGER OF THE GLOBAL INCOME FUND, A POSITION SHE ASSUMED FROM WILLIAM R. WRIGHT DURING THE SIX MONTH PERIOD ENDED JUNE 30, 2000. THE FUND HAS CONTINUED TO BE MANAGED USING THE SAME INVESTMENT STRATEGY EMPLOYED BY MR. WRIGHT. MS. BAROUDY JOINED GE ASSET MANAGEMENT LIMITED (GEAML), FORMERLY GE INVESTMENTS (US) LIMITED, AS A SENIOR ANALYST, INTERNATIONAL FIXED INCOME PORTFOLIOS IN 1996, AND ASSISTED IN THE MANAGING OF THE FUND PRIOR TO HER APPOINTMENT AS PORTFOLIO MANAGER. GEAML HAS TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $ 492 MILLION.

FROM 1988 TO 1996, MS. BAROUDY WAS A SENIOR ECONOMIST WITH CREDIT LYONNAIS CAPITAL MARKETS, LONDON AND PARIS.


Q. HOW DID THE GLOBAL INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTHS ENDED JUNE 30, 2000?
A. The Global Income Fund had a return of negative 1.15% for the six-month period ended June 30, 2000. The Salomon Brothers World Government Bond Index in US Dollars returned 0.03% and the Lipper average returned 1.09% for the same period.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?
A. Currency movements accounted for a good portion of the underperformance against the benchmark. The Euro depreciated by 5% against the U.S. dollar in the six month period ended June 30, 2000. The Japanese Yen also moved in a wide and volatile range. However, the Fund was not positioned to take advantage of these market conditions. In addition, towards the middle of the first half of the year, swap spreads widened sharply. This also hurt performance given that there were credit holdings in the Fund against none in the index.

Q. WHAT HAS YOUR INVESTMENT STRATEGY BEEN?
A. The key to the investment strategy has been to be short of the Japanese Yen and Japanese bonds when compared to the index. Japanese bonds offer very low returns, where the yield on a 10-year JGB has averaged 1.75% in the first half of the year. In addition, breakeven spreads did not favor Japanese bonds in unhedged terms.

Q. WHICH SECTORS HAVE YOU LIKED?
A. The Greek bond holding has performed well in local currency terms, putting in a return of 6.4% in the six months ended June 30, 2000. This was due to the continued convergence in Greek interest rates towards those in the European Monetary Union (the "EMU") driven by the prospect of Greece being admitted to join the EMU in January 2001. Favorable performance in the economic fundamentals was a prerequisite to this and has also been reflected in Greek bond prices.

Q. WHAT DOMESTIC EVENT HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?
A. A key development in early March was the announcement by the U.S. Treasury that it was reviewing the implicit guarantee given to Agency bonds. This was coupled with a statement that the Treasury would be launching a huge buyback of Treasuries and the combination prompted a dramatic widening in U.S. credit spreads, with negative implications for credit products world-wide.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?
A. The Fund is slightly underweight in Japan balanced by a slight overweight in the EMU. It is duration neutral as it is not yet clear that central banks have finished tightening monetary policy. However, healthier budgetary positions in the U.S. and Europe are supportive to bond prices in the longer end of those markets.

                                                              GLOBAL INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             COMPARISON OF CHANGES IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                    [LINE CHART OMITTED, PLOT POINTS FOLLOW]
         Global Income Fund         JPM Global Bond  Salomon World Bond
5/1/97       $10000                     $10000             $10000
6/97          10190                      10352              10392
9/97          10320                      10427              10524
12/97         10341                      10509              10543
3/98          10540                      10613              10624
6/98          10729                      10853              10835
9/98          11517                      11767              11736
12/98         11720                      12118              12152
3/99          11219                      11646              11685
6/99          10874                      11247              11283
9/99          11018                      11689              11792
12/99         10841                      11503              11634
3/00          10728                      11655              11828
6/00          10717                      11637              11834

Global Income Fund (ending value $10,717)
Salomon World Bond (ending value $11,637)
JPM Global Bond (ending value $11,834)

--------------------------------------------------------------------------------
         ANNUAL AVERAGE TOTAL RETURN FOR THE PERIODS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

                            SIX     ONE    THREE      SINCE
                          MONTHS   YEAR    YEAR   COMMENCEMENT
--------------------------------------------------------------------------------
Global Income Fund        (1.15%) (1.44%)  1.70%      2.21%
--------------------------------------------------------------------------------
Salomon World Bond         0.03%   3.13%   3.84%      4.90%
--------------------------------------------------------------------------------
JPM Global Bond            2.88%   5.20%   4.55%      5.46%
--------------------------------------------------------------------------------
Lipper peer group average* 1.09%   3.54%   2.67%        N/A
--------------------------------------------------------------------------------
Commencement date          5/1/97
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE

     A fund designed for investors who seek high return, emphasizing current income and, to a lesser extent, capital appreciation by investing primarily in a combination of foreign and domestic debt securities, with an emphasis in foreign debt securities.


--------------------------------------------------------------------------------
                      CURRENCY EXPOSURE AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

EURO 35.2%
JAPANESE YEN 27.9%
CANADIAN DOLLARS 21.6%
AUSTRALIAN DOLLAR 13.9%
CASH & OTHERS 1.4%


--------------------------------------------------------------------------------
                    PORTFOLIO COMPOSITION AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

NET ASSETS OF $8,592 (IN THOUSANDS)
[PIE CHART OMITTED]
EUROPE 52.7%
UNITED STATES 27.8%
JAPAN 11.9%
OTHER REGIONS 3.8%
CASH & OTHERS 2.4%
PACIFIC RIM 1.4%

*LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR
 THE PERIODS INDICATED IN THE GLOBAL INCOME PEER GROUP CONSISTING OF 37, 36 AND 29 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                              GLOBAL INCOME FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                               GLOBAL INCOME FUND
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 97.6%
--------------------------------------------------------------------------------
AUSTRALIA -- 1.4%

Queensland Treasury Corp.
8.00%       05/14/03 ...... AUD     $100,000   $     62,454
6.00%       07/14/09 ...... AUD      100,000         57,747
                                                    120,201

AUSTRIA -- 1.8%

Republic of Austria
6.25%       10/16/03 ...... JPY   10,000,000        111,107
4.00%       07/15/09 ...... EUR       49,000         41,798
                                                    152,905

CANADA -- 3.8%

Government of Canada
5.50%       09/01/02 ...... CAD       30,000         20,063
5.00%       09/01/04 ...... CAD      110,000         71,686
6.00%       06/01/08 ...... CAD      200,000        135,816
1.90%       03/23/09 ...... JPY   10,000,000         96,565
                                                    324,130

FRANCE -- 8.0%

Government of France
5.50%       10/25/07 ...... EUR      255,000        246,370
5.50%       04/25/10 ...... EUR      460,000        443,027
                                                    689,397

GERMANY -- 11.6%

Bayerische Vereinsbank
4.50%       06/24/02 ...... EUR      209,629        197,281
Depfa Pfandbreifbank
4.75%       01/28/02 ...... EUR       98,000         92,906
Federal Republic of Germany
4.50%       05/19/03 ...... EUR      100,000         94,281
6.00%       01/04/07 ...... EUR      220,000        219,066
4.50%       07/04/09 ...... EUR      285,000        258,240
6.50%       07/04/27 ...... EUR       50,000         53,817
Hypothekenbank AG
4.25%       07/16/02 ...... EUR       90,000         84,299
                                                    999,890

GREECE -- 2.6%

Hellenic Republic
6.50%       01/11/14 ...... GRD   75,500,000        219,292

ITALY -- 14.0%

Republic of Italy
4.75%       05/01/03 ...... EUR      340,000        320,963
3.75%       06/08/05 ...... JPY   14,000,000        149,084
4.75%       07/01/05 ...... EUR      180,000        167,533
8.75%       07/01/06 ...... EUR      350,000        389,680
1.80%       02/23/10 ...... JPY   10,000,000         95,151
6.50%       11/01/27 ...... EUR       82,000         84,125
                                                  1,206,536



--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
JAPAN -- 11.9%

Government of Japan
3.40%       03/22/04 ...... JPY  $23,000,000   $    235,777
1.50%       09/22/08 ...... JPY   30,000,000        279,007
1.80%       09/21/09 ...... JPY   35,000,000        330,818
International Bank for
  Reconstruction & Development
4.50%       03/20/03 ...... JPY   16,900,000        176,382
                                                  1,021,984
NETHERLANDS -- 4.0%
Kingdom of The Netherlands
7.75%       03/01/05 ...... EUR      325,000        342,547
SPAIN-- 4.9%
Government of Spain
10.00%      02/28/05 ...... EUR      105,000        118,737
Kingdom of Spain
4.50%       07/30/04 ...... EUR      160,000        148,344
3.10%       09/20/06 ...... JPY   15,000,000        157,210
                                                    424,291
UNITED KINGDOM -- 5.8%
European Investment Bank
7.625%      12/07/06 ...... GBP       99,000        158,657
5.50%       12/07/09 ...... GBP       70,000        100,150
Halifax PLC
6.50%       02/16/04 ...... GBP       24,000         36,202
Treasury
7.00%       06/07/02 ...... GBP       25,000         38,471
8.50%       12/07/05 ...... GBP       16,000         27,442
8.00%       06/07/21 ...... GBP       65,000        141,311
                                                    502,233
UNITED STATES -- 27.8%
Federal National  Mortgage Assoc.
7.125%      02/15/05 ...... USD      400,000        401,624(h)
General Motors  Acceptance Corp.
7.75%       01/19/10 ...... USD      400,000        397,660(h)
KFW International Finance
1.00%       12/20/04 ...... JPY   30,000,000        283,643
Merrill Lynch & Co.
7.25%       05/02/02 ...... USD      390,000        388,400
U.S. Treasury Bond
5.25%       02/15/29 ...... USD      400,000        355,000(h)
U.S. Treasury Notes
6.50%       03/31/02 ...... USD      325,000        325,201(h)
6.50%       02/15/10 ...... USD      225,000        232,700(h)
                                                  2,384,228

TOTAL INVESTMENTS IN SECURITIES
 (COST $8,671,642) ........                       8,387,634


                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.2%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (COST $12,194) ..........           12,194         12,194

OTHER ASSETS AND LIABILITIES,
   NET 2.2% ...............                         192,640
--------------------------------------------------------------------------------

NET ASSETS-- 100% .........                      $8,592,468
================================================================================


------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             COMPARISON OF CHANGES IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED, PLOT POINTS FOLLOW]
         Money Market Fund         90-Day T-Bill
12/89        $10000                  $10000
12/90         10714                   10774
12/91         11281                   11371
12/92         11622                   11770
12/93         11895                   12131
12/94         12339                   12660
12/95         13067                   13377
12/96         13774                   14066
12/97         14519                   14797
12/98         15282                   15520
12/99         16047                   16270
6/00          15922                   16737

Money Market Fund (ending value $15,922)
90-Day T-Bill (ending value $16,737)

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

                               SIX      ONE      FIVE     TEN
                             MONTHS    YEAR      YEAR    YEAR
--------------------------------------------------------------------------------
Money Market Fund             2.93%    5.63%     5.39%   4.76%
--------------------------------------------------------------------------------
90-Day T-Bill                 2.86%    5.43%     5.14%   4.88%
--------------------------------------------------------------------------------
Lipper peer group average*    2.80%    5.34%     5.14%   4.82%
--------------------------------------------------------------------------------
Commencement date             7/1/85
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           FUND YIELD AT JUNE 30, 2000
--------------------------------------------------------------------------------
                               FUND        IBC MONEY FUND
--------------------------------------------------------------------------------
  7 day current                 4.44%+          5.91%
  7 day effective               4.54%           6.08%
--------------------------------------------------------------------------------

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

      A fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term U.S.
                  dollar-denominated money market instruments.
--------------------------------------------------------------------------------

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE MONEY MARKET PEER GROUP CONSISTING OF 106, 106, 88 AND 52 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT JUNE 30, 2000.



Q&A

ROBERT MACDOUGALL LEADS A TEAM OF MANAGERS FOR THE MONEY MARKET FUND (PLEASE REFER TO PAGE 45 FOR BOB'S BIOGRAPHICAL DETAILS AND A DISCUSSION OF THE FIXED INCOME MARKETS.)

 Q. HOW DID THE MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTHS ENDED JUNE 30, 2000?
 A. The Fund posted a return of 2.93% for the period. The 90-day Treasury Bill returned 2.86% and the Lipper peer group of 106 Money Market annuity funds returned 2.80%.

 Q.  WHAT WERE THE KEY DRIVERS OF PERFORMANCE?
 A. In reaction to Fed tightening throughout the period, we maintained an average maturity shorter than that of the benchmark. As short rates climbed in this environment, we were able to take advantage of higher yields when reinvesting.


  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               MONEY MARKET FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                MONEY MARKET FUND
NET ASSETS OF $447,842 (IN THOUSANDS)
[PIE CHART OMITTED]

COMMERCIAL PAPER 50.6%
CERTIFICATES OF DEPOSIT & OTHER 27.5%
U.S. GOVERNMENTS 21.9%

--------------------------------------------------------------------------------
                                   PRINCIPAL      AMORTIZED
                                      AMOUNT           COST
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 101.7%
--------------------------------------------------------------------------------
U.S. GOVERNMENTS -- 21.9%

U.S. AGENCIES (D)

Federal Farm Credit Bank
6.64%       09/01/00 ...........$  5,070,000 $    5,013,855
Federal Home Loan Bank
6.61%       11/01/00 ...........  21,000,000     20,537,212
Federal Home Loan  Mortgage Corp.
6.46%       10/12/00 ...........  17,870,000     17,555,307
Federal National Mortgage Assoc.
6.18%       08/03/00 ...........  13,000,000     12,929,692
6.70%       08/10/00 ...........   7,000,000      6,949,833
6.73%       10/02/00 ...........  18,090,000     17,786,291
6.71%       10/26/00 ...........  17,790,000     17,420,546
                                                 55,086,362

TOTAL U.S. GOVERNMENTS (COST $98,192,736)        98,192,736


COMMERCIAL PAPER -- 50.6%

Abbey National PLC
6.085%      07/06/00 ...........  17,000,000     16,985,632
Bank of America
6.21%       07/21/00 ...........  17,870,000     17,870,000
Barclays US Funding Corp.
6.80%       07/06/00 ...........  19,200,000     19,181,867
Credit Suisse
6.18%       07/24/00 ...........  17,200,000     17,132,089
Goldman Sachs Group LP
6.64%       08/01/00 ...........  18,800,000     18,692,506
Halifax Building Society
6.61%       08/18/00 ...........  18,100,000     17,940,479
Merrill Lynch & Co. Inc.
6.35%       08/01/00 ...........  17,500,000     17,404,309

--------------------------------------------------------------------------------
                                   PRINCIPAL      AMORTIZED
                                      AMOUNT           COST
--------------------------------------------------------------------------------
Morgan (J.P.) & Co. Inc.
6.44%       07/05/00 ........... $18,240,000  $  18,226,948
Morgan Stanley Group Inc.
6.615%      08/28/00 ...........  18,850,000     18,649,106
National Australia Bank
6.79%       07/06/00 ...........  17,000,000     16,983,968
Rabobank Nederland
6.55%       07/05/00 ...........  18,800,000     18,786,318
Royal Bank of Canada
6.15%       07/03/00 ...........  18,160,000     18,153,795
UBS Finance Delaware Inc.
6.96%       07/03/00 ...........  10,680,000     10,675,870

TOTAL COMMERCIAL PAPER (COST $226,682,887)      226,682,887


YANKEE CERTIFICATES OF DEPOSIT -- 24.5%

Bank of Montreal
6.79%       09/01/00 ...........  18,800,000     18,800,000
Bayerische Hypotheken Bank
6.75%       08/17/00 ...........  18,000,000     18,000,000
Canadian Imperial Bank  of Commerce
6.31%       07/27/00 ...........  18,160,000     18,160,000
Deutsche Bank AG
6.23%       07/14/00 ...........  18,000,000     18,000,000
Dresdner Bank AG
6.85%       07/05/00 ...........  18,500,000     18,485,920
Toronto-Dominion Bank
6.72%       08/21/00 ...........  18,100,000     18,100,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT
  (COST $109,545,920) ..........                109,545,920


TIME DEPOSITS -- 4.7%

Bank One NA
7.00%       07/03/00 ...........  21,000,000     21,000,000
State Street Cayman Islands
6.75%       07/03/00 ...........     163,495        163,495

TOTAL TIME DEPOSITS (COST $21,163,495)           21,163,495


TOTAL SHORT-TERM INVESTMENTS
  (COST $455,585,038) ..........                455,585,038


OTHER ASSETS AND LIABILITIES,
   NET (1.7)% ..................                 (7,742,837)
--------------------------------------------------------------------------------

NET ASSETS-- 100% ..............               $447,842,201
================================================================================


-------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                     REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Q&A



DAVID A. SHAPIRO, OF SENECA CAPITAL MANAGEMENT (SENECA), THE FUND'S SUB-ADVISER, WITH TOTAL ASSETS UNDER MANAGEMENT OF OVER $11.7 BILLION, IS THE PORTFOLIO MANAGER OF THE REAL ESTATE SECURITIES FUND. DAVID JOINED SENECA IN 1995. IN 1992 DAVID BECAME A PRINCIPAL OF ASSET HOLDINGS GROUP (HE HAS REMAINED A PRINCIPAL OF ASSET HOLDINGS GROUP). FROM 1982 TO 1992, HE WAS A MANAGING DIRECTOR OF THE ADCO GROUP, A REAL ESTATE DEVELOPMENT AND FINANCE COMPANY. DAVID RECEIVED A B.A. FROM COLUMBIA UNIVERSITY AND A J.D. FROM THE UNIVERSITY OF ARIZONA.

 Q. HOW DID THE REAL ESTATE SECURITIES FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTHS ENDED JUNE 30, 2000?
 A. The Real Estate Securities Fund had a return of 16.28% for the six-month period ended June 30, 2000. The Wilshire Real Estate Securities Index returned 15.21% and the Lipper peer group of 26 Real Estate annuity funds returned an average of 13.79% for the same period.

 Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK?
 A. The Fund continued to outperform its benchmark by concentrating its holdings in high quality companies with an emphasis on the apartment and office/ industrial sectors. Additionally, the Fund's position in real estate finance related companies added to returns. The Fund continued to have core holdings in Spieker Properties, Equity Office Properties and Equity Residential Properties. New holdings include Freddie Mac, Countrywide Credit and Radian Group.

 Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN?
 A. Our strategy continues to be to own the preeminent companies in the Real Estate and Real Estate Finance sectors. Good management teams and strong balance sheets are the characteristics we emphasize when selecting companies for the portfolio. Additionally, we look for reasonable valuations relative to the long term growth rates of the portfolio companies.

 Q.  WHAT DOMESTIC EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?
 A. Rising interest rates in the second quarter produced a return to "value" investing with the real estate sector a major beneficiary. Our philosophy has been to continue to emphasize real estate investment in those parts of the country with strong job growth (i.e. the Southeast, Southwest and West) and constrained infrastructure development (i.e., city centers - Boston, New York City, San Francisco, Los Angeles).

 Q.  WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING
     FORWARD:
 A. With short term interest rates unlikely in our view to continue to rise through the presidential election, we are focusing our attention on companies with interest rate sensitivity, including Freddie Mac and Countrywide Credit.

                                                     REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             COMPARISON OF CHANGES IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                    [LINE GRAPH OMITTED, PLOT POINTS FOLLOW]
         Real Estate Securities Fund     Wilshire RES Index
5/1/95               $10000                 $10000
6/95                  10570                  10511
9/95                  11060                  11009
12/95                 11700                  11404
3/96                  12102                  11886
6/96                  12515                  12450
9/96                  13384                  13185
12/96                 15941                  15609
3/97                  16607                  15896
6/97                  17308                  16626
9/97                  19160                  18727
12/97                 19048                  18699
3/98                  18948                  18558
6/98                  18013                  17707
9/98                  16181                  15589
12/98                 15679                  15441
3/99                  15206                  14906
6/99                  17059                  16488
9/99                  15558                  14914
12/99                 15645                  14948
3/00                  16437                  15368
6/00                  18193                  17223


Real Estate Securities Fund (ending value $18,193)
Wilshire RES Index (ending value $17,223)

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------


                              SIX     ONE    FIVE       SINCE
                            MONTHS   YEAR    YEAR   COMMENCEMENT
--------------------------------------------------------------------------------
Real Estate Securities Fund 16.28%   6.65%  11.47%    12.28%
--------------------------------------------------------------------------------
Wilshire RES                15.21%   4.45%  10.37%    11.09%
--------------------------------------------------------------------------------
Lipper peer group average*  13.79%   3.95%  10.37%      N/A
--------------------------------------------------------------------------------
Commencement date           5/1/95
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
       A fund designed for investors who seek maximum total return through current income and capital appreciation by investing primarily in equity and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry.


--------------------------------------------------------------------------------
                    TOP TEN LARGEST HOLDINGS AT JUNE 30, 2000
--------------------------------------------------------------------------------
  Equity Office Properties Trust ....................  4.57%
--------------------------------------------------------------------------------
  Essex Property Trust Inc. .........................  4.53%
--------------------------------------------------------------------------------
  Equity Residential Properties Trust ...............  4.46%
--------------------------------------------------------------------------------
  iStar Financial Inc. ..............................  4.32%
--------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp. ..................  3.69%
--------------------------------------------------------------------------------
  Glenborough Realty Trust Inc. (Series A) 7.75% ....  3.57%
--------------------------------------------------------------------------------
  Avalon Bay Communities Inc. .......................  3.50%
--------------------------------------------------------------------------------
  Urban Shopping Centers Inc. .......................  3.35%
--------------------------------------------------------------------------------
  Manufactured Home Communities Inc. ................  3.30%
--------------------------------------------------------------------------------
  Simon Property Group Inc. .........................  3.30%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PORTFOLIO COMPOSITION AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

NET ASSETS OF $53,238 (IN THOUSANDS)
[PIE CHART OMITTED]
CASH & OTHER 30.2%
OFFICE/INDUSTRIAL 19.6%
APARTMENTS 15.7%
FINANCIAL 12.7%
REGIONAL MALLS 9.9%
MANUFACTURED HOME 6.1%
HOTEL 3.0%
DIVERSIFIED 2.8%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE REAL ESTATE PEER GROUP CONSISTING OF 26, 25 AND 7 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.


                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                     REAL ESTATE SECURITIES FUND
                               SCHEDULE OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                           REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 69.8%
--------------------------------------------------------------------------------
APARTMENTS -- 15.7%

Archstone Communities Trust ......... 80,597   $  1,697,574
Avalon Bay Communities Inc. ......... 44,660      1,864,555
Equity Residential Properties Trust . 51,600      2,373,600
Essex Property Trust Inc. ........... 57,450      2,412,900
                                                  8,348,629

DIVERSIFIED -- 2.8%

Northstar Capital Investment Corp. ..105,000      1,483,125(a,b)

FINANCIAL -- 12.7%

Countrywide Credit  Industries Inc. . 49,400      1,497,437
Federal Home Loan  Mortgage Corp. ... 48,500      1,964,250
iStar Financial Inc. ................109,810      2,299,147
Radian Group Inc. ................... 19,700      1,019,475
                                                  6,780,309

HOTEL -- 3.0%

Starwood Hotels & Resorts ........... 49,200      1,602,075

MANUFACTURED HOME -- 6.1%

Chateau Communities Inc. ............ 53,500      1,511,375
Manufactured Home Communities Inc. .. 73,500      1,759,406
                                                  3,270,781

OFFICE/INDUSTRIAL -- 19.6%

Arden Realty Inc. ................... 56,000      1,316,000
Bedford Property Investors Inc. ..... 63,600      1,180,575
Duke Realty Investments Inc. ........ 70,000      1,566,250
Equity Office Properties Trust ...... 88,200      2,431,013
First Industrial Realty Trust Inc. .. 35,300      1,041,350
Mack-Cali Realty Corp. .............. 62,400      1,602,900
Prentiss Properties Trust ........... 29,000        696,000
Spieker Properties Inc. ............. 12,500        575,000
                                                 10,409,088

REGIONAL MALLS -- 9.9%

General Growth Properties Inc. ...... 10,000        317,500
Macerich Co. ........................ 63,500      1,400,969
Simon Property Group Inc. ........... 79,100      1,755,031
Urban Shopping Centers Inc. ......... 52,900      1,782,069
                                                  5,255,569

TOTAL COMMON STOCK (COST $37,493,339)            37,149,576




--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 5.3%
--------------------------------------------------------------------------------
Glenborough Realty Trust
  Inc. (Series A) 7.75% .............110,050  $   1,898,362
Reckson Associates Realty
  Corp. (Series A) 7.625% ........... 41,000        909,688

TOTAL PREFERRED STOCK (COST $3,122,724)           2,808,050


TOTAL INVESTMENTS IN SECURITIES
  (COST $40,616,063) ................            39,957,626


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 22.4%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (COST $11,963,887) ............ 11,963,887     11,963,887

OTHER ASSETS AND LIABILITIES,
   NET 2.5% .....................                 1,316,684
--------------------------------------------------------------------------------

NET ASSETS-- 100% ...............               $53,238,197
================================================================================

----------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                  NOTES TO PERFORMANCE JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

Information on the preceding performance pages is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

The performance data related to the shares of the U.S. Equity Fund and the Income Fund, for the periods through December 12, 1997, reflect the prior performance and expense ratios of the Variable Investment Trust GE U.S. Equity Portfolio and GE Fixed Income Portfolio, the assets of which were transferred to corresponding GE Investments Funds, Inc. pursuant to an exemptive order granted by the Securities and Exchange Commission permitting a substitution of funds that occurred on December 12, 1997.

Certain fees and fund expenses have been waived and/or borne by the funds' prior investment advisers. GE Asset Management currently waives certain fees for the Money Market Fund and Premier Growth Equity Fund. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500 Index), S&P Mid-Cap 400 Composite Price Index of stocks (S&P Mid-Cap 400 Index), Russell 1000 Value Index (Russell 1000 Value Index), Russell 2000 Index (Russell 2000 Index), Lehman Brothers Aggregate Bond Index (LB Aggregate), Morgan Stanley Capital International EAFE Index (MSCI EAFE), Wilshire Real Estate Securities Index (Wilshire RES), and Salomon Brothers World Government Bond Index (Salomon World Bond Index) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 Index is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P MidCap 400 Index is a capitalization-weighted index of 400 U.S. stocks with a median market capitalization. The Russell 2000 Index and Russell 1000 Index are market capitalization-weighted composites of common stocks domiciled in the United States and its territories. All Russell indices are subsets of the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and the Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 8% of the total market capitalization of the Russell 3000 Index. The LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. MSCI EAFE is a composite of 967 stocks of companies from 20 countries representing stock markets of Europe, Australasia, New Zealand and the Far East. The Wilshire RES is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REITs), real estate operating companies (REOCs) and partnerships. The Salomon World Bond Index is an unhedged index comprised of government bonds from several countries including the U.S. The 90-Day T-Bill is the average return on three month U.S. Treasury Bills. The IBC Money Fund Report yields represent the average yields of 951 taxable money market funds. The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The Global Income Fund changed its benchmark index during the fiscal year-end December 31, 1999 from the JP Morgan Global Government Bond Index (JPM Global
Bond) which is an unhedged index comprised of government bonds from several countries including the U.S. to the Salomon World Bond Index. With the establishment of the Euro, the JPM Global Bond Index was modified to become more significantly weighted in emerging markets, and as a result, is less suitable as a benchmark for the Global Income Fund as the Fund is not managed with such a significant weighting to emerging markets. The Salomon World Bond Index, with a less significant weighting to emerging markets, is a more appropriate benchmark.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the average returns of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for descriptions of investment objectives, policies, risks and permissible investments.

Standard & Poor's, S&P, S&P 500, Standard & Poor's 500 and 500 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

NOTES TO SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

(b) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, these securities amounted to $1,156,649; $3,014,530; and $1,483,125 or 2.0%, 4.2% and 2.8% of net assets for the International Equity, Income and Real Estate Securities Funds, respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) Non-convertible saving shares with no voting rights.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

(h) At June 30, 2000, all or a portion of this security was pledged to cover collateral requirements for futures, options or TBAs.

(i) State Street Corp. is the parent company of State Street Bank & Trust Co., the fund's custodian.

(j) At June 30, 2000, the security is in default. GEAM has determined that the security is illiquid as it may be difficult to resell within seven days in the ordinary course of business at approximately the price it is valued.

(k) Variable or floating rate security. The stated rate represents the rate at June 30, 2000.

--------------------------------------------------------------------------------
ABBREVIATIONS:
ADR       --     American Depositary Receipt
FDR       --     Finnish Depositary Receipt
GDR       --     Global Depositary Receipt
Regd.     --     Registered
REMIC     --     Real Estate Mortgage Investment Conduit
SDR       --     Swedish Depositary Receipt
STRIPS    --     Separate Trading of Registered
                    Interest and Principal of Securities

CURRENCY TERMS:
AUD    --     Australian Dollar
CAD    --     Canadian Dollar
EUR    --     European Currency Unit (ECU)
GBP    --     Pound Sterling
GRD    --     Greek Drachma
JPY    --     Japanese Yen
USD    --     United States Dollar

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                                                                   U.S. EQUITY FUND
                                                          6/30/00+    12/31/99      12/31/98      12/31/97(C)  12/31/96  12/31/95(H)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --           --            --            --           --             1/3/95
Net asset value, beginning of period ...............    $37.90        $33.50       $27.88        $21.11       $19.27         $15.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ...........................      0.14          0.22         0.28          0.24         0.34           0.46
   Net realized and unrealized
      gains (losses) on investments ................     (0.05)         6.30         6.23          6.54         3.90           4.87
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .....      0.09          6.52         6.51          6.78         4.24           5.33
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................     --             0.22         0.28          0.00         0.35           0.47
   Net realized gains ..............................     --             1.90         0.61          0.01         2.05           0.59
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................     --             2.12         0.89          0.01         2.40           1.06
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....................    $37.99        $37.90       $33.50        $27.88       $21.11         $19.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ...................................      0.24%        19.61%       23.41%        32.13%       21.72%         35.58%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ........   $87,694       $72,794      $31,160       $23,917      $18,027         $9,071
   Ratios to average net assets:
      Net investment income* .......................      0.81%         0.86%        0.95%         0.94%        1.80%          2.10%
      Net expenses* ................................      0.59%         0.61%        0.69%         0.80%        0.80%          0.80%
      Gross expenses* ..............................      0.59%         0.61%        0.69%         0.86%        0.88%          1.03%
   Portfolio turnover rate .........................        19%           35%          41%           33%          35%            71%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                  S&P 500 INDEX FUND
                                                       6/30/00+    12/31/99      12/31/98      12/31/97(B,C)  12/31/96     12/31/95
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --           --            --            --           --           4/15/85
Net asset value, beginning of period ...............    $28.10        $23.71       $19.23        $15.14       $20.99         $15.72
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ...........................      0.11          0.20         0.21          0.23         0.78           0.27
   Net realized and unrealized
      gains (losses) on investments ................     (0.28)         4.68         5.20          4.36         4.36           5.41
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .....     (0.17)         4.88         5.41          4.59         5.14           5.68
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................     --             0.21         0.21          0.23         0.77           0.27
   Net realized gains ..............................     --             0.28         0.72          0.27        10.22           0.14
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................     --             0.49         0.93          0.50        10.99           0.41
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....................    $27.93        $28.10       $23.71        $19.23       $15.14         $20.99
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ...................................   (0.60)%         20.61%       28.24%        30.33%       24.51%         36.14%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ........  $734,082      $652,144     $326,961      $164,294      $35,522        $66,017
   Ratios to average net assets:
      Net investment income*. ......................      0.85%         1.00%        1.20%         1.70%        1.91%          1.98%
      Net expenses* ................................      0.39%         0.39%        0.45%         0.46%        0.48%          0.66%
      Gross expenses* ..............................      0.39%         0.39%        0.45%         0.46%        0.48%          0.66%
   Portfolio turnover rate .........................         2%            3%          13%            6%          63%            15%


-------------
SEE NOTES TO FINANCIAL HIGHLIGHTS AND NOTES TO FINANCIAL STATEMENTS.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                                                           PREMIER GROWTH EQUITY FUND
                                                   6/30/00+     12/31/99     12/31/98   12/31/97(D)
----------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --           --           --      12/12/97
Net asset value, beginning of period ............... $88.65       $67.22       $51.48       $49.79
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...........................   0.06         0.08         0.25         0.03
   Net realized and unrealized
      gains (losses) on investments ................  (0.53)       24.18        18.43         1.69
----------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .....  (0.47)       24.26        18.68         1.72
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................     --         0.08         0.24         0.03
   Net realized gains ..............................     --         2.75         2.70           --
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................     --         2.83         2.94         0.03
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..................... $88.18       $88.65       $67.22       $51.48
----------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ...................................  (0.53)%      36.26%       36.53%        3.46%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ........$82,717      $53,720      $19,879      $16,237
   Ratios to average net assets:
      Net investment income* .......................  0.16%         0.18%        0.41%        1.04%
      Net expenses* ................................  0.65%         0.68%        0.82%        0.69%
      Gross expenses* ..............................  0.68%         0.72%        0.82%        0.69%
Portfolio turnover rate ............................    12%           27%          34%           3%
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             VALUE EQUITY FUND
                                                6/30/00+(I)
--------------------------------------------------------------------------------
INCEPTION DATE                                      4/28/00
Net asset value, beginning of period ............... $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ...........................   0.02
   Net realized and unrealized
      gains (losses) on investments ................  (0.05)
--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .....  (0.03)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................    --
   Net realized gains ..............................    --
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................    --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....................  $9.97
--------------------------------------------------------------------------------
TOTAL RETURN (A) ...................................  (0.30)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ........ $9,976
   Ratios to average net assets:
      Net investment income* .......................  1.08%
      Net expenses* ................................  0.80%
      Gross expenses* ..............................  0.80%
   Portfolio turnover rate .........................     7%


----------------
SEE NOTES TO FINANCIAL HIGHLIGHTS AND NOTES TO FINANCIAL STATEMENTS.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                                                       MID-CAP VALUE EQUITY FUND
                                               6/30/00+ (J)    12/31/99     12/31/98    12/31/97(G)
----------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --          --           --         5/1/97
Net asset value, beginning of period ..............  $15.78       $13.57       $13.11        $10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ..........................    0.08         0.12         0.07          0.02
   Net realized and unrealized
      gains (losses) on investments ...............  (0.75)         2.21         0.79          3.23
----------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....  (0.67)         2.33         0.86          3.25
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................      --         0.12         0.07          0.02
   Net realized gains .............................      --           --         0.33          0.12
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................      --         0.12         0.40          0.14
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................  $15.11       $15.78       $13.57        $13.11
----------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..................................   (4.31)%      17.26%        6.69%        32.56%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ....... $99,878      $90,561      $53,643       $30,856
   Ratios to average net assets:
      Net investment income* ......................    1.09%        0.94%        0.59%         0.38%
      Net expenses* ...............................    0.70%        0.71%        0.75%         0.69%
      Gross expenses* .............................    0.70%        0.71%        0.75%         0.69%
Portfolio turnover rate ...........................      17%          30%          14%           18%
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   SMALL-CAP VALUE EQUITY FUND
                                               6/30/00+ (I)
--------------------------------------------------------------------------------
INCEPTION DATE                                      4/28/00
Net asset value, beginning of period ..............  $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..........................    0.03
   Net realized and unrealized
      gains on investments ........................   (0.14)
--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....   (0.11)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................      --
   Net realized gains .............................      --
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................      --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................   $9.89
--------------------------------------------------------------------------------
TOTAL RETURN (A) ..................................   (1.10)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......  $9,892
   Ratios to average net assets:
      Net investment income* ......................    1.65%
      Net expenses* ...............................    0.95%
      Gross expenses* .............................    0.95%
   Portfolio turnover rate ........................      15%


------------
SEE NOTES TO FINANCIAL HIGHLIGHTS AND NOTES TO FINANCIAL STATEMENTS.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                                                       INTERNATIONAL EQUITY FUND
                                                          6/30/00+    12/31/99      12/31/98    12/31/97(C)  12/31/96    12/31/95(F)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --           --            --            --           --             5/1/95
Net asset value, beginning of period .................  $14.47        $11.89       $10.68        $10.83       $10.47         $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .............................    0.08          0.06         0.08          0.02         0.03           0.20
   Net realized and unrealized
      gains (losses) on investments ..................    0.25          3.50         1.77          1.10         1.01           0.47
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .......    0.33          3.56         1.85          1.12         1.04           0.67
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .............................   --             0.04         0.07          0.08         0.03           0.20
   Net realized gains ................................   --             0.94         0.57          1.19         0.65          --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..................................   --             0.98         0.64          1.27         0.68           0.20
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .......................  $14.80        $14.47       $11.89        $10.68       $10.83         $10.47
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .....................................    2.28%        30.33%       17.45%        10.17%        9.91%          6.70%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......... $58,656       $52,540      $36,952       $31,931      $17,644        $15,348
   Ratios to average net assets:
      Net investment income* .........................    1.19%         0.51%        0.65%         0.14%        0.23%          0.44%
      Net expenses* ..................................    1.06%         1.08%        1.15%         1.34%        1.50%          1.54%
      Gross expenses* ................................    1.06%         1.08%        1.15%         1.43%        1.56%          2.17%
   Portfolio turnover rate ...........................      29%           51%          60%          166%         150%            58%
------------------------------------------------------------------------------------------------------------------------------------

                                                           TOTAL RETURN FUND
                                                          6/30/00+    12/31/99      12/31/98      12/31/97(C)  12/31/96     12/31/95
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --           --            --            --           --             7/1/85
Net asset value, beginning of period .................  $15.86        $14.66       $13.21        $12.73       $15.93         $13.40
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .............................    0.22          0.34         0.34          0.34         1.02           0.41
   Net realized and unrealized
      gains (losses) on investments ..................    0.28          1.59         1.90          1.95         0.67           3.34
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .......    0.50          1.93         2.24          2.29         1.69           3.75
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .............................   --             0.33         0.34          0.34         1.02           0.42
   Net realized gains ................................   --             0.40         0.45          1.47         3.87           0.80
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..................................   --             0.73         0.79          1.81         4.89           1.22
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .......................  $16.36        $15.86       $14.66        $13.21       $12.73         $15.93
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .....................................    3.15%        13.25%       17.10%        17.99%       10.60%         28.07%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ..........$119,923      $109,913      $72,632       $50,007      $27,814        $70,507
   Ratios to average net assets:
      Net investment income* .........................    2.89%         2.50%        2.69%         2.56%        2.73%          3.42%
      Net expenses* ..................................    0.54%         0.56%        0.63%         0.65%        0.60%          0.65%
      Gross expenses* ................................    0.54%         0.56%        0.63%         0.65%        0.60%          0.65%
   Portfolio turnover rate ...........................      64%          105%         124%          135%         144%           106%


------------
SEE NOTES TO FINANCIAL HIGHLIGHTS AND NOTES TO FINANCIAL STATEMENTS.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                                                              INCOME FUND
                                                          6/30/00+    12/31/99      12/31/98      12/31/97(C)  12/31/96  12/31/95(H)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --           --            --            --           --             1/3/95
Net asset value, beginning of period .................  $11.51        $12.34       $12.11        $11.84       $12.53         $12.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .............................    0.37          0.64         0.62          0.76         0.76           0.82
   Net realized and unrealized
      gains (losses) on investments ..................    0.02         (0.81)        0.34          0.27        (0.43)          1.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .......    0.39         (0.17)        0.96          1.03         0.33           1.95
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .............................   --             0.64         0.62          0.76         0.76           0.84
   Net realized gains ................................   --             0.02         0.11            --         0.26           0.58
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..................................   --             0.66         0.73          0.76         1.02           1.42
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .......................  $11.90        $11.51       $12.34        $12.11       $11.84         $12.53
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .....................................    3.39%      (1.43)%         7.95%         9.00%        2.92%         16.83%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......... $72,296       $68,434      $59,077       $45,555       $5,388         $3,271
   Ratios to average net assets:
      Net investment income* .........................    6.45%         5.74%        5.54%         5.11%        6.37%          6.52%
      Net expenses* ..................................    0.56%         0.57%        0.64%         0.59%        0.75%          0.75%
      Gross expenses* ................................    0.56%         0.57%        0.64%         0.77%        1.03%          1.15%
   Portfolio turnover rate ...........................     123%          230%         217%          356%         222%           253%
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                          GLOBAL INCOME FUND
                                                       6/30/00+        12/31/99         12/31/98         12/31/97(C,G)
----------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --               --               --                5/1/97
Net asset value, beginning of period .................   $9.59           $10.53            $9.85           $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .............................    0.22             0.45             0.44             0.35
   Net realized and unrealized
      gains (losses) on investments ..................   (0.33)           (1.24)            0.87            (0.01)
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .......   (0.11)           (0.79)            1.31             0.34
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .............................   --                0.14             0.61             0.45
   Net realized gains ................................   --                0.01             0.02             0.04
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..................................   --                0.15             0.63             0.49
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .......................   $9.48            $9.59           $10.53            $9.85
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .....................................   (1.15)%          (7.49)%          13.33%            3.41%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ..........  $8,592           $9,175           $9,739           $5,851
   Ratios to average net assets:
      Net investment income* .........................    4.68%            4.20%            4.73%            5.54%
      Net expenses* ..................................    0.72%            0.74%            0.82%            0.84%
      Gross expenses* ................................    0.72%            0.74%            0.82%            0.84%
   Portfolio turnover rate ...........................      82%             130%              64%             119%


------------
SEE NOTES TO FINANCIAL HIGHLIGHTS AND NOTES TO FINANCIAL STATEMENTS.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                                                           MONEY MARKET FUND
                                                       6/30/00+    12/31/99      12/31/98      12/31/97(C, E)12/31/96     12/31/95
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --           --            --            --           --             7/1/85
Net asset value, beginning of period .................   $1.00         $1.00        $1.00         $1.00        $1.00          $0.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .............................    0.03          0.05         0.05          0.05         0.05           0.06
   Net realized and unrealized
      gains (losses) on investments ..................    0.00          0.00         0.00          0.00         0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .......    0.03          0.05         0.05          0.05         0.05           0.06
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .............................    0.03          0.05         0.05          0.05         0.05           0.04
   Net realized gains ................................   --            --           --            --           --             --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..................................    0.03          0.05         0.05          0.05         0.05           0.04
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .......................   $1.00         $1.00        $1.00         $1.00        $1.00          $1.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .....................................    2.93%         5.00%        5.26%         5.41%        5.41%          5.90%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ..........$447,842      $473,538     $239,547      $144,815     $113,263        $63,083
   Ratios to average net assets:
      Net investment income* .........................    5.82%         4.96%        5.14%         5.17%        5.29%          5.74%
      Net expenses* ..................................    0.31%         0.30%        0.37%         0.32%        0.15%          0.23%
      Gross expenses* ................................    0.45%         0.49%        0.59%         0.48%        0.55%          0.63%

------------------------------------------------------------------------------------------------------------------------------------
                                                      REAL ESTATE SECURITIES FUND
                                                       6/30/00+    12/31/99      12/31/98      12/31/97(C)  12/31/96     12/31/95(F)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --           --            --            --           --             5/1/95
Net asset value, beginning of period .................  $10.87        $11.59       $15.28        $14.11       $11.05         $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .............................    0.27          0.77         0.73          0.74         0.64           0.46
   Net realized and unrealized
      gains (losses) on investments ..................    1.50         (0.82)       (3.46)         2.01         3.36           1.23
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .......    1.77         (0.05)       (2.73)         2.75         4.00           1.69
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .............................   --             0.64         0.50          0.53         0.65           0.46
   Net realized gains ................................   --             0.03         0.46          1.05         0.29           0.18
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..................................   --             0.67         0.96          1.58         0.94           0.64
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .......................  $12.64        $10.87       $11.59        $15.28       $14.11         $11.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .....................................   16.28%      (0.22)%     (17.68)%         19.49%       36.24%         17.00%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......... $53,238       $41,842      $47,756       $48,887      $24,533        $13,429
   Ratios to average net assets:
      Net investment income* .........................    5.33%         6.21%        5.43%         4.83%        5.90%          6.85%
      Net expenses* ..................................    0.92%         0.94%        0.99%         0.95%        1.07%          1.31%
      Gross expenses* ................................    0.92%         0.94%        0.99%         0.95%        1.07%          1.61%
   Portfolio turnover rate ...........................      19%           16%          29%           58%          30%            54%



-----------
SEE NOTES TO FINANCIAL HIGHLIGHTS AND NOTES TO FINANCIAL STATEMENTS.

                                                   NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not waived a portion of expenses on certain funds, the total returns of those funds for these periods would have been lower. Periods less than one year are not annualized.

(b) As of May 1, 1997, the fund's name was changed to S&P 500 Index Fund from Common Stock Index Portfolio.

(c) GE Asset Management assumed management responsibilities for the Funds effective May 1, 1997. See Note 5 in the Notes to Financial Statements for further information.

(d) Information is for the period December 12, 1997, commencement of investment operations, through December 31, 1997.

(e) Effective May 5, 1997, the Fund began maintaining a constant net asset value per share of $1.00. Per share information prior to January 1, 1997 has been restated to reflect the 10.41 to 1 stock split.

(f) Information is for the period May 1, 1995, commencement of investment operations, through December 31, 1995.

(g) Information is for the period May 1, 1997, commencement of investment operations, through December 31, 1997.

(h) Information is for the period January 3, 1995, commencement of investment operations, through December 31, 1995.

(i) Information is for the period April 28, 2000, commencement of investment operations, through June 30, 2000.

(j) As of April 28, 2000, the Fund's name was changed to Mid-Cap Value Equity Fund from Value Equity Fund.

*   Annualized for periods less than one year.

+   Unaudited

STATEMENTS OF ASSETS AND LIABILITIES JUNE 30, 2000 (UNAUDITED)


                                                                                                   PREMIER
                                                                   U.S.            S&P 500          GROWTH              VALUE
                                                                  EQUITY            INDEX           EQUITY              EQUITY
                                                                    FUND             FUND             FUND               FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market
      (cost $77,688,818; $575,974,803; $68,062,670;
      $9,888,659; $86,727,448; $9,088,596; $48,244,635;
      $95,257,991;$68,937,283; $8,671,642; $0;
      and $40,616,063, respectively) ..........................    $84,931,588    $721,386,316     $78,869,897      $9,868,605
   Short-term investments (at amortized cost) .................      2,769,148      12,902,761       5,612,966         113,959
   Cash .......................................................            278              11              --              40
   Foreign currency (cost $0; $0; $0; $0; $0; $0; $93,210;
      $52,222; $0; $46,218; $0; and $0, respectively) .........             --              --              --              --
   Receivable for investments sold ............................        112,953       2,206,909              --          18,777
   Income receivables .........................................         83,728         618,957          52,765          10,243
   Receivable for fund shares sold ............................         67,553         207,500         152,971              --
   Variation margin receivable ................................         10,100          80,800           7,575              --
   Unrealized appreciation on forward foreign
      currency contracts ......................................             --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ............................................     87,975,348     737,403,254      84,696,174      10,011,624
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders ......................          1,288              --              --              --
   Payable for investments purchased ..........................        149,919       3,064,397       1,913,532          28,605
   Payable for fund shares redeemed ...........................         87,223          21,189          22,115              --
   Payable to GEAM ............................................         42,980         235,667          43,555           6,963
   Unrealized depreciation on forward foreign
      currency contracts ......................................             --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES .......................................        281,410       3,321,253       1,979,202          35,568
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ....................................................    $87,693,938    $734,082,001     $82,716,972      $9,976,056
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ............................................     76,818,610     576,943,427      68,635,408      10,000,000
   Undistributed (distributions in excess of)
      net investment income ...................................        323,411       2,977,681          58,191          18,914
   Accumulated net realized gain (loss) .......................      3,323,186       8,878,980       3,217,896         (22,804)
   Net unrealized appreciation / (depreciation) on:
      Investments .............................................      7,242,770     145,411,513      10,807,227         (20,054)
      Futures .................................................        (14,025)       (129,600)         (1,750)             --
      Foreign currency related transactions ...................            (14)             --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ....................................................    $87,693,938    $734,082,001     $82,716,972      $9,976,056
-----------------------------------------------------------------------------------------------------------------------------------

Shares outstanding ($.01 par value) ...........................      2,308,284      26,285,877         938,086       1,000,120
Net asset value, offering and redemption price per share ......    $     37.99    $      27.93     $     88.18      $     9.97


                                                                       MID-CAP         SMALL-CAP    INTERNATIONAL     TOTAL
                                                                     VALUE EQUITY     VALUE EQUITY      EQUITY        RETURN
                                                                        FUND              FUND           FUND          FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market
      (cost $77,688,818; $575,974,803; $68,062,670;
      $9,888,659; $86,727,448; $9,088,596; $48,244,635;
      $95,257,991;$68,937,283; $8,671,642; $0;
      and $40,616,063, respectively) ..........................       $93,457,137      $9,121,684     $55,680,220   $112,103,350
   Short-term investments (at amortized cost) .................         6,554,893         836,210       2,948,717     11,297,564
   Cash .......................................................                --              --              --             --
   Foreign currency (cost $0; $0; $0; $0; $0; $0; $93,210;
      $52,222; $0; $46,218; $0; and $0, respectively) .........                --              --          93,739         52,338
   Receivable for investments sold ............................                --         122,123         118,414      2,864,060
   Income receivables .........................................           177,668          13,111         118,847        611,264
   Receivable for fund shares sold ............................           108,811              --          28,438            366
   Variation margin receivable ................................                --              --              --             --
   Unrealized appreciation on forward foreign
      currency contracts ......................................                --              --              --             --
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ............................................       100,298,509      10,093,128      58,988,375    126,928,942
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders ......................                --              --              --             --
   Payable for investments purchased ..........................           347,937         193,450         171,580      6,890,294
   Payable for fund shares redeemed ...........................            13,499              --          20,579         51,805
   Payable to GEAM ............................................            59,113           8,014         140,611         63,465
   Unrealized depreciation on forward foreign
      currency contracts ......................................                --              --              --             --
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES .......................................           420,549         201,464         332,770      7,005,564
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ....................................................       $99,877,960      $9,891,664     $58,655,605   $119,923,378
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ............................................        92,425,438      10,000,000      43,335,973     97,787,574
   Undistributed (distributions in excess of)
      net investment income ...................................           519,162          28,223         295,836      1,623,128
   Accumulated net realized gain (loss) .......................           203,671        (169,647)      7,588,011      3,667,277
   Net unrealized appreciation / (depreciation) on:
      Investments .............................................         6,729,689          33,088       7,435,585     16,845,359
      Futures .................................................                --              --              --             --
      Foreign currency related transactions ...................                --              --             200             40
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ....................................................       $99,877,960      $9,891,664     $58,655,605   $119,923,378
-----------------------------------------------------------------------------------------------------------------------------------

Shares outstanding ($.01 par value) ...........................         6,608,443       1,000,000       3,963,087      7,329,588
Net asset value, offering and redemption price per share ......       $     15.11      $     9.89     $     14.80   $      16.36


                                                                                       GLOBAL        MONEY         REAL ESTATE
                                                                        INCOME         INCOME        MARKET         SECURITIES
                                                                         FUND           FUND          FUND            FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market
      (cost $77,688,818; $575,974,803; $68,062,670;
      $9,888,659; $86,727,448; $9,088,596; $48,244,635;
      $95,257,991;$68,937,283; $8,671,642; $0;
      and $40,616,063, respectively) ..........................      $67,693,659     $8,387,634   $          --     $39,957,626
   Short-term investments (at amortized cost) .................        8,585,189         12,194     455,585,038      11,963,887
   Cash .......................................................               --             --              --              --
   Foreign currency (cost $0; $0; $0; $0; $0; $0; $93,210;
      $52,222; $0; $46,218; $0; and $0, respectively) .........               --         46,337              --              --
   Receivable for investments sold ............................        2,750,647         37,321              --         368,818
   Income receivables .........................................          882,706        169,343       1,126,028         411,612
   Receivable for fund shares sold ............................           14,006            202              --         575,297
   Variation margin receivable ................................               --             --              --              --
   Unrealized appreciation on forward foreign
      currency contracts ......................................               --          7,561              --              --
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ............................................       79,926,207      8,660,592     456,711,066      53,277,240
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders ......................               --             --         387,290              --
   Payable for investments purchased ..........................        7,555,663         37,265              --              --
   Payable for fund shares redeemed ...........................           17,534             --       8,349,831              --
   Payable to GEAM ............................................           57,419          2,760         131,744          39,043
   Unrealized depreciation on forward foreign
      currency contracts ......................................               --         28,099              --              --
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES .......................................        7,630,616         68,124       8,868,865          39,043
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ....................................................      $72,295,591     $8,592,468    $447,842,201     $53,238,197
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ............................................       73,974,983      9,475,976     447,842,459      54,860,822
   Undistributed (distributions in excess of)
      net investment income ...................................        2,276,414         93,315              --       1,925,725
   Accumulated net realized gain (loss) .......................       (2,712,182)      (671,832)           (258)     (2,889,913)
   Net unrealized appreciation / (depreciation) on:
      Investments .............................................       (1,243,624)      (284,008)             --        (658,437)
      Futures .................................................               --             --              --              --
      Foreign currency related transactions ...................               --        (20,983)             --              --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ....................................................      $72,295,591     $8,592,468    $447,842,201     $53,238,197
--------------------------------------------------------------------------------------------------------------------------------

Shares outstanding ($.01 par value) ...........................        6,073,267        906,672     447,841,476       4,211,162
Net asset value, offering and redemption price per share ......      $     11.90     $     9.48    $       1.00     $     12.64




----------
See Notes to Financial Statements.

                                     70 & 71

STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                     PREMIER
                                                                     U.S.            S&P 500          GROWTH              VALUE
                                                                    EQUITY            INDEX           EQUITY              EQUITY
                                                                      FUND             FUND             FUND               FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends ................................................  $    445,418    $  3,839,641   $     142,806       $  23,513
      Interest .................................................       111,274         384,744         136,153           9,649
      Less: Foreign taxes withheld .............................        (2,231)        (20,961)           (558)           (235)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ................................................       554,461       4,203,424         278,401          32,927
-----------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees .........................       217,725       1,186,923         222,912          10,867
      Transfer agent ...........................................         4,113           5,440           2,366           1,992
      Trustees' fees ...........................................           661           6,773             399              49
      Custody and accounting expenses ..........................         5,892          60,349           3,542             659
      Professional fees ........................................         5,128          52,731           3,106             422
      Other expenses ...........................................           327           4,183             196              24
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER ................................       233,846       1,316,399         232,521          14,013
      Less: Expenses waived or borne by
         the adviser ...........................................           --              --           (9,609)            --
-----------------------------------------------------------------------------------------------------------------------------------
      Net expenses .............................................       233,846       1,316,399         222,912          14,013
-----------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME .......................................       320,615       2,887,025          55,489          18,914
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ...........................................     2,838,347       5,369,344       2,842,381         (22,804)
         Futures ...............................................      (180,716)          7,648        (300,663)            --
         Written options .......................................           --              --              --              --
         Foreign currency transactions .........................            16             --              --              --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments ...........................................    (2,400,570)     (9,626,425)     (2,636,846)        (20,054)
         Futures ...............................................      (102,455)       (439,388)         (8,488)            --
         Foreign currency translations .........................           (20)            --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain
         (loss) on investments .................................       154,602      (4,688,821)       (103,616)        (42,858)
-----------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ................................  $    475,217     $(1,801,796)  $     (48,127)       $(23,944)
-----------------------------------------------------------------------------------------------------------------------------------


                                                                     MID-CAP         SMALL-CAP     INTERNATIONAL     TOTAL
                                                                   VALUE EQUITY     VALUE EQUITY       EQUITY        RETURN
                                                                      FUND              FUND            FUND          FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends ................................................   $    637,463     $    13,561   $     614,144   $     467,026
      Interest .................................................        217,833          30,838          85,374       1,512,471
      Less: Foreign taxes withheld .............................         (8,110)            --          (93,771)        (45,156)
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ................................................        847,186          44,399         605,747       1,934,341
----------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees .........................        307,313          13,029         269,932         278,028
      Transfer agent ...........................................          4,167           1,992           4,062           4,192
      Trustees' fees ...........................................          1,043              49             619           1,317
      Custody and accounting expenses ..........................          9,218             659           5,324          11,517
      Professional fees ........................................          8,160             422           4,946          10,384
      Other expenses ...........................................            514              25             305             649
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER ................................        330,415          16,176         285,188         306,087
      Less: Expenses waived or borne by
         the adviser ...........................................            --              --              --              --
----------------------------------------------------------------------------------------------------------------------------------
      Net expenses .............................................        330,415          16,176         285,188         306,087
----------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME .......................................        516,771          28,223         320,559       1,628,254
----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ...........................................      3,076,637        (169,647)      7,197,280       3,531,576
         Futures ...............................................            --              --              --           (7,267)
         Written options .......................................            --              --              --              --
         Foreign currency transactions .........................            --              --          (37,828)        (11,816)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments ...........................................     (7,454,727)         33,088      (5,880,296)     (1,487,869)
         Futures ...............................................            --              --              --              --
         Foreign currency translations .........................            --              --            1,707             307
----------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain
         (loss) on investments .................................     (4,378,090)       (136,559)      1,280,863       2,024,931
----------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ................................   $ (3,861,319)      $(108,336)    $ 1,601,422    $  3,653,185
----------------------------------------------------------------------------------------------------------------------------------


                                                                                  GLOBAL        MONEY         REAL ESTATE
                                                                   INCOME         INCOME        MARKET         SECURITIES
                                                                    FUND           FUND          FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends ................................................$     114,511  $          -- $            --     $  1,254,623
      Interest .................................................    2,333,562         236,294      13,732,430         167,364
      Less: Foreign taxes withheld .............................      (20,256)            (51)            --              --
-----------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ................................................    2,427,817         236,243      13,732,430       1,421,987
-----------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees .........................      173,060          26,273         920,905         193,194
      Transfer agent ...........................................        4,154           2,390           5,053           4,139
      Trustees' fees ...........................................          958             155           4,853             690
      Custody and accounting expenses ..........................        8,172           1,312          42,862           5,780
      Professional fees ........................................        7,675           1,244          37,991           5,589
      Other expenses ...........................................          470              77           3,232             336
-----------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER ................................      194,489          31,451       1,014,896         209,728
      Less: Expenses waived or borne by
         the adviser ...........................................          --              --         (322,650)            --
-----------------------------------------------------------------------------------------------------------------------------
      Net expenses .............................................      194,489          31,451         692,246         209,728
-----------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME .......................................    2,233,328         204,792      13,040,184       1,212,259
-----------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ...........................................   (1,270,633)       (550,159)           (258)      1,387,358
         Futures ...............................................      (12,944)            --              --              --
         Written options .......................................          --              --              --              --
         Foreign currency transactions .........................          --          (30,715)            --              --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments ...........................................    1,414,414         267,148             --        4,324,406
         Futures ...............................................          --              --              --              --
         Foreign currency translations .........................          --          (17,205)            --              --
-----------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain
         (loss) on investments .................................      130,837        (330,931)           (258)      5,711,764
-----------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ................................   $2,364,165      $ (126,139)    $13,039,926    $  6,924,023
-----------------------------------------------------------------------------------------------------------------------------

------------
See Notes to Financial Statements.

                                     72 & 73

STATEMENTS OF CHANGES IN NET ASSETS


                                                                          U.S.                               S&P 500
                                                                         EQUITY                               INDEX
                                                                           FUND                                FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS         YEAR          SIX MONTHS          YEAR
                                                                     ENDED           ENDED            ENDED            ENDED
                                                                   JUNE 30,      DECEMBER 31,       JUNE 30,       DECEMBER 31,
                                                                     2000+           1999             2000+            1999
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ................................... $     320,615    $     388,738    $   2,887,025   $    4,643,245
     Net realized gain (loss) on investments, futures, written
       options, and foreign currency transactions ............     2,657,647        3,901,263        5,376,992        7,351,566
     Net increase (decrease) in unrealized
       appreciation/depreciation on investments,
       futures, written options and
       foreign currency translations .........................    (2,503,045)       4,420,467      (10,065,813)      80,081,969
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .................       475,217        8,710,468       (1,801,796)      92,076,780
-----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ...................................           --          (386,970)             --        (4,651,139)
     Net realized gains ......................................           --        (3,387,932)             --        (6,315,161)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .......................................           --        (3,774,902)             --       (10,966,300)
   Increase (decrease) in net assets from
     operations and distributions ............................       475,217        4,935,566       (1,801,796)      81,110,480
-----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ............................    54,863,723       69,442,665       99,645,352      256,122,069
     Value of distributions reinvested                                   --         3,774,914              --        10,966,268
     Cost of shares redeemed .................................   (40,439,408)     (36,518,796)     (15,905,964)     (23,015,645)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions .........    14,424,315       36,698,783       83,739,388      244,072,692

   TOTAL INCREASE (DECREASE) IN NET ASSETS ...................    14,899,532       41,634,349       81,937,592      325,183,172

NET ASSETS
   Beginning of period .......................................    72,794,406       31,160,057      652,144,409      326,961,237
-----------------------------------------------------------------------------------------------------------------------------------
   End of period .............................................  $ 87,693,938      $72,794,406     $734,082,001     $652,144,409
-----------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ......................  $    323,411      $     2,796     $  2,977,681     $     90,656
-----------------------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES:
     Shares sold by subscription .............................     1,442,025        1,887,297        3,644,716        9,903,580
     Shares issued for distributions reinvested ..............           --           102,246              --           399,355
     Shares redeemed .........................................    (1,054,187)        (999,235)        (568,537)        (884,811)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in fund shares ..................       387,838          990,308        3,076,179        9,418,124
-----------------------------------------------------------------------------------------------------------------------------------


                                                                            PREMIER
                                                                            GROWTH                         VALUE
                                                                            EQUITY                         EQUITY
                                                                             FUND                           FUND
----------------------------------------------------------------------------------------------------------------------------
                                                                 SIX MONTHS
                                                                    ENDED         YEAR ENDED             PERIOD ENDED
                                                                  JUNE 30,       DECEMBER 31,              JUNE 30,
                                                                    2000+            1999                    2000+
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ................................... $      55,489   $       48,011         $        18,914
     Net realized gain (loss) on investments, futures, written
       options, and foreign currency transactions ............     2,541,718        1,851,640                 (22,804)
     Net increase (decrease) in unrealized
       appreciation/depreciation on investments,
       futures, written options and
       foreign currency translations .........................    (2,645,334)       8,595,884                 (20,054)
----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .................       (48,127)      10,495,535                 (23,944)
----------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ...................................           --           (45,451)                    --
     Net realized gains ......................................           --        (1,563,524)                    --
----------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .......................................           --        (1,608,975)                    --
   Increase (decrease) in net assets from
     operations and distributions ............................       (48,127)       8,886,560                 (23,944)
----------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ............................    58,242,664       57,605,631              20,350,010
     Value of distributions reinvested .......................           --         1,608,975                     --
     Cost of shares redeemed .................................   (29,197,286)     (34,260,818)            (10,350,010)
----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions .........    29,045,378       24,953,788              10,000,000

   TOTAL INCREASE (DECREASE) IN NET ASSETS ...................    28,997,251       33,840,348               9,976,056

NET ASSETS
   Beginning of period .......................................    53,719,721       19,879,373                     --
----------------------------------------------------------------------------------------------------------------------------
   End of period .............................................   $82,716,972      $53,719,721           $   9,976,056
----------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ......................   $    58,191      $     2,702           $      18,914
----------------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES:
     Shares sold by subscription .............................       659,456          724,088               2,000,121
     Shares issued for distributions reinvested ..............           --            18,918                     --
     Shares redeemed .........................................      (327,371)        (432,720)             (1,000,001)
----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in fund shares ..................       332,085          310,286               1,000,120
----------------------------------------------------------------------------------------------------------------------------


                                                                              MID-CAP                          SMALL-CAP
                                                                            VALUE EQUITY                      VALUE EQUITY
                                                                                FUND                              FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED             YEAR ENDED            PERIOD ENDED
                                                                     JUNE 30,           DECEMBER 31,             JUNE 30,
                                                                       2000+                1999                   2000+
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ...................................    $     516,771        $     667,962          $     28,223
     Net realized gain (loss) on investments, futures, written
       options, and foreign currency transactions ............        3,076,637               78,589              (169,647)
     Net increase (decrease) in unrealized
       appreciation/depreciation on investments,
       futures, written options and
       foreign currency translations .........................       (7,454,727)           8,765,537                33,088
-----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .................       (3,861,319)           9,512,088              (108,336)
-----------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ...................................              --              (671,000)                  --
     Net realized gains ......................................              --                   --                    --
-----------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .......................................              --              (671,000)                  --
   Increase (decrease) in net assets from
     operations and distributions ............................       (3,861,319)           8,841,088              (108,336)
-----------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ............................       19,692,352           45,973,145            10,000,010
     Value of distributions reinvested .......................              --               671,028                   --
     Cost of shares redeemed .................................       (6,514,126)         (18,566,825)                  (10)
-----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions .........       13,178,226           28,077,348            10,000,000

   TOTAL INCREASE (DECREASE) IN NET ASSETS ...................        9,316,907           36,918,436             9,891,664

NET ASSETS
   Beginning of period .......................................       90,561,053           53,642,617                   --
-----------------------------------------------------------------------------------------------------------------------------
   End of period .............................................      $99,877,960          $90,561,053            $9,891,664
-----------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ......................      $   519,162          $     2,391            $   28,223
-----------------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES:
     Shares sold by subscription .............................        1,289,986            2,935,544             1,000,001
     Shares issued for distributions reinvested ..............              --                43,944                   --
     Shares redeemed .........................................         (418,824)          (1,195,638)                   (1)
-----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in fund shares ..................          871,162            1,783,850             1,000,000
-----------------------------------------------------------------------------------------------------------------------------

+Unaudited

-----------
See Notes to Financial Statements.

                                     74 & 75

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      INTERNATIONAL                           TOTAL
                                                                           EQUITY                             RETURN
                                                                            FUND                               FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS                      SIX MONTHS
                                                                     ENDED        YEAR ENDED         ENDED          YEAR ENDED
                                                                   JUNE 30,      DECEMBER 31,      JUNE 30,        DECEMBER 31,
                                                                     2000+           1999            2000+             1999
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ................................... $     320,559   $      208,711   $   1,628,254     $   2,219,978
     Net realized gain (loss) on investments, futures, written
       options, and foreign currency transactions ............     7,159,452        3,196,692       3,512,493         2,348,357
     Net increase (decrease) in unrealized
       appreciation/depreciation on investments,
       futures, written options, and
       foreign currency translations .........................    (5,878,589)       8,678,363      (1,487,562)        7,060,838
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .................     1,601,422       12,083,766       3,653,185        11,629,173
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ...................................           --          (115,235)            --         (2,180,949)
     Net realized gains ......................................           --        (3,101,702)            --         (2,611,543)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .......................................           --        (3,216,937)            --         (4,792,492)
   Increase (decrease) in net assets
     from operations and distributions .......................     1,601,422        8,866,829       3,653,185         6,836,681
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ............................    67,441,355      127,926,320       9,244,683        29,111,710
     Value of distributions reinvested .......................           --         3,216,971             --          4,792,547
     Cost of shares redeemed .................................   (62,927,596)    (124,421,937)     (2,887,784)       (3,459,594)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions .........     4,513,759        6,721,354       6,356,899        30,444,663
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...................     6,115,181       15,588,183      10,010,084        37,281,344

NET ASSETS
   Beginning of period .......................................    52,540,424       36,952,241     109,913,294        72,631,950
-----------------------------------------------------------------------------------------------------------------------------------
   End of period .............................................   $58,655,605     $ 52,540,424    $119,923,378      $109,913,294
-----------------------------------------------------------------------------------------------------------------------------------

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ......................   $   295,836     $    (24,723)   $  1,623,128      $     (5,126)
-----------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES:
     Shares sold by subscription .............................     4,634,489        9,842,144         580,469         1,891,840
     Shares issued for distributions reinvested ..............           --           232,777             --            308,798
     Shares redeemed .........................................    (4,302,744)      (9,552,582)       (181,496)         (225,801)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in fund shares ..................       331,745          522,339         398,973         1,974,837
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                              GLOBAL
                                                                              INCOME                          INCOME
                                                                               FUND                            FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     SIX MONTHS                       SIX MONTHS
                                                                        ENDED         YEAR ENDED         ENDED       YEAR ENDED
                                                                      JUNE 30,       DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                                                        2000+            1999            2000+          1999
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ...................................      $  2,233,328     $  3,622,668    $   204,792 $      430,171
     Net realized gain (loss) on investments, futures, written
       options, and foreign currency transactions ............        (1,283,577)      (1,414,453)      (580,874)      (418,011)
     Net increase (decrease) in unrealized
       appreciation/depreciation on investments,
       futures, written options, and
       foreign currency translations .........................         1,414,414       (3,073,801)       249,943       (951,089)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .................         2,364,165         (865,586)      (126,139)      (938,929)
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ...................................               --        (3,580,000)           --        (135,500)
     Net realized gains ......................................               --           (95,615)           --         (10,406)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .......................................               --        (3,675,615)           --        (145,906)
   Increase (decrease) in net assets
     from operations and distributions .......................         2,364,165       (4,541,201)      (126,139)    (1,084,835)
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ............................         6,888,132       17,529,047      2,468,974     13,298,990
     Value of distributions reinvested .......................               --         3,675,610             46        145,917
     Cost of shares redeemed .................................        (5,390,267)      (7,306,440)    (2,925,592)   (12,923,621)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions .........         1,497,865       13,898,217       (456,572)       521,286
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...................         3,862,030        9,357,016       (582,711)      (563,549)

NET ASSETS
   Beginning of period .......................................        68,433,561       59,076,545      9,175,179      9,738,728
-----------------------------------------------------------------------------------------------------------------------------------
   End of period .............................................      $ 72,295,591      $68,433,561    $ 8,592,468   $  9,175,179
-----------------------------------------------------------------------------------------------------------------------------------

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ......................      $  2,276,414      $    43,086    $    93,315   $   (111,477)
-----------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES:
     Shares sold by subscription .............................           592,226        1,438,618        260,653      1,323,083
     Shares issued for distributions reinvested ..............               --           319,619              5         15,216
     Shares redeemed .........................................          (464,172)        (600,378)      (311,047)    (1,306,508)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in fund shares ..................           128,054        1,157,859        (50,389)        31,791
-----------------------------------------------------------------------------------------------------------------------------------


                                                                           MONEY                            REAL ESTATE
                                                                           MARKET                            SECURITIES
                                                                            FUND                               FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS                         SIX MONTHS
                                                                     ENDED         YEAR ENDED           ENDED       YEAR ENDED
                                                                   JUNE 30,       DECEMBER 31,        JUNE 30,     DECEMBER 31,
                                                                     2000+            1999              2000+          1999
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ...................................  $   13,040,184  $     16,520,953    $  1,212,259   $   2,772,549
     Net realized gain (loss) on investments, futures, written
       options, and foreign currency transactions ............            (258)              802       1,387,358      (4,590,447)
     Net increase (decrease) in unrealized
       appreciation/depreciation on investments,
       futures, written options, and
       foreign currency translations .........................             --                --        4,324,406       1,644,238
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .................      13,039,926        16,521,755       6,924,023        (173,660)
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ...................................     (13,040,184)      (16,522,500)            --       (2,301,797)
     Net realized gains ......................................             --                --              --         (123,947)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .......................................     (13,040,184)      (16,522,500)            --       (2,425,744)
   Increase (decrease) in net assets
     from operations and distributions .......................            (258)             (745)      6,924,023      (2,599,404)
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ............................     714,256,191     1,453,542,485       9,661,649      20,186,725
     Value of distributions reinvested .......................      13,010,417        16,284,251             --        2,425,738
     Cost of shares redeemed .................................    (752,962,350)   (1,235,834,659)     (5,189,559)    (25,926,947)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions .........     (25,695,742)      233,992,077       4,472,090      (3,314,484)
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...................     (25,696,000)      233,991,332      11,396,113      (5,913,888)

NET ASSETS
   Beginning of period .......................................     473,538,201       239,546,869      41,842,084      47,755,972
------------------------------------------------------------------------------------------------------------------------------------
   End of period .............................................   $ 447,842,201   $   473,538,201     $53,238,197    $ 41,842,084
------------------------------------------------------------------------------------------------------------------------------------

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ......................   $          --   $           --      $ 1,925,725    $    713,466
------------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES:
     Shares sold by subscription .............................     714,256,191     1,453,542,485         796,331       1,607,251
     Shares issued for distributions reinvested ..............      13,010,417        16,284,251             --          231,243
     Shares redeemed .........................................    (752,962,350)   (1,235,834,659)       (434,357)     (2,108,849)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in fund shares ..................     (25,695,742)      233,992,077         361,974        (270,355)
------------------------------------------------------------------------------------------------------------------------------------


-----------
See Notes to Financial Statements.

                                     76 & 77

                         NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE FUNDS
GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, management investment company. The Company is comprised of fourteen investment portfolios (each a "Fund" and collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Value Equity Fund (formerly named Value Equity Fund), Small-Cap Value Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Global Income Fund, Money Market Fund and Real Estate Securities Fund.

Effective May 1, 1997, the Common Stock Index Portfolio changed its name to S&P 500 Index Fund. On May 5, 1997, the Money Market Fund's investment policy was changed to maintain a constant net asset value in accordance with Rule 2a-7 of the 1940 Act governing money market funds. To effect this change the Money Market Fund declared a stock split in the ratio of 10.41 to 1. As a result of the stock split, the Money Market Fund began maintaining a constant net asset value per share of $1.00. The financial highlights of the Money Market Fund have been restated to reflect this stock split.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM") (formerly, GE Investment Management Incorporated), the investment adviser and administrator of each Fund. As of June 30, 2000, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT  ACCOUNTING POLICIES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:


SECURITY VALUATION AND TRANSACTIONS
Securities for which exchange (or NASDAQ) quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Directors of the Funds.

In accordance with Rule 2a-7 under the 1940 Act, the Money Market Fund values its securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of trade date. Realized gains and losses on investments sold are recorded on the basis of specific identified cost for both financial statement and federal tax purposes.


REPURCHASE AGREEMENTS
Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.


SECURITY LENDING
The Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds receive compensation in the form of fees in addition to the interest and dividends on the loaned securities during the term of the loan net of any rebates. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will receive any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.


FOREIGN CURRENCY
Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized and unrealized gain or loss from investments.

Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding

                         NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.


FINANCIAL FUTURES CONTRACTS AND OPTIONS
Each of the Funds, other than the Money Market Fund, may invest in financial future contracts and purchase and write options, subject to certain limitations. The Funds may invest in futures and options contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures, writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument. Selling futures, buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures and options on futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.


SWAP CONTRACTS
Certain of the Funds may engage in swap transactions, specifically interest rate, currency, equity, index and total return swaps as part of their investment strategies. Swaps involve the exchange by the Funds with another party of their respective commitments to pay or receive interest, effective return or total return throughout the lives of the agreements. The interest, effective return or total return to be paid or received on swaps is recognized as net interest expense or net interest income on the Statement of Operations over the life of the agreement, while related payables and receivables are recorded gross on the Statement of Assets and Liabilities. Unrealized gains are reported as assets and unrealized losses are reported as liabilities on the Statement of Assets and Liabilities. A realized gain or loss is recorded upon termination of the swap agreement. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
The Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized foreign currency related transactions gains or losses. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. Certain Funds may utilize forward currency exchange contracts for speculative purposes. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

                         NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENTS IN FOREIGN MARKETS
Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.


INCOME TAXES
The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

As of December 31, 1999, the following Funds have capital loss carryovers as indicted below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

FUND                               AMOUNT            EXPIRES
--------------------------------------------------------------------------------
Mid-Cap Value Equity Fund     $   107,183               2007
Income Fund                     1,081,086               2007
Global Income Fund                 63,605               2007
Real Estate Securities Fund     1,020,550               2007


Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Funds incurred and elected to defer losses after October 31, 1999 as follows:

FUND                             CURRENCY            CAPITAL
--------------------------------------------------------------------------------
S&P 500 Index Fund            $         3       $         --
Mid-Cap Value Equity Fund              --          2,765,783
International Equity Fund          28,407                 --
Total Return Fund                   8,238                 --
Income Fund                            --            334,791
Global Income Fund                     --             27,356
Real Estate Securities Fund            --          3,249,242

DISTRIBUTIONS TO SHAREHOLDERS
The Money Market Fund declares net investment income dividends daily and pays them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, net realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.


INVESTMENT INCOME
Corporate actions (including cash dividends) are recorded on ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method. Premiums on taxable bonds are not amortized.


EXPENSES
Expenses of the Company which are directly identifiable to a specific Fund are allocated to that Fund. Expenses, which are not directly identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEAM and reimbursed by the Funds. GEAM voluntarily limited expenses for the Premier Growth Equity Fund for the period May 1, 1999 through April 30, 2000. This limitation was discontinued effective May 1, 2000.


3.   SECURITY LENDING

At June 30, 2000, none of the Funds participated in securities lending.


4.   LINE OF CREDIT

Effective December 1999, the Company shares a revolving credit facility of up to $188,000,000 with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.08% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50

                         NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

basis points and is borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $75 million. The credit facility was not utilized by the company during the period ended June 30, 2000.


5.    FEES AND COMPENSATION PAID TO AFFILIATES


ADVISORY AND ADMINISTRATION FEES
GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment and administrator of the Funds. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

                                    ANNUALIZED BASED ON AVERAGE DAILY NET ASSETS
                              AVERAGE DAILY         ADVISORY AND
                            NET ASSETS OF FUND  ADMINISTRATION FEES
--------------------------------------------------------------------------------
U.S Equity Fund               All net assets          .55%
S&P 500 Index Fund            All net assets          .35%
Premier Growth Equity Fund    All net assets          .65%
Value Equity Fund             All net assets          .65%
Mid-Cap Value Equity Fund     All net assets          .65%
Small-Cap Value Equity Fund   All net assets          .80%
International Equity Fund   First $100 million       1.00%
                             Next $100 million        .95%
                             Over $200 million        .90%
Total Return Fund           First $100 million        .50%
                             Next $100 million        .45%
                             Next $100 million        .40%
                             Next $100 million        .35%
                             Over $400 million        .30%
Income Fund                   All net assets          .50%
Global Income Fund            All net assets          .60%
Money Market Fund*          First $100 million        .50%
                             Next $100 million        .45%
                             Next $100 million        .40%
                             Next $100 million        .35%
                             Over $400 million        .30%
Real Estate Securities Fund First $100 million        .85%
                             Next $100 million        .80%
                             Over $200 million        .75%


* GEAM HAS VOLUNTARILY AGREED TO WAIVE A PORTION OF THE FEE PAYABLE BY THE MONEY MARKET FUND SO THAT THE FEE PAID BY THE MONEY MARKET FUND WAS EQUAL TO 0.25% THROUGH APRIL 30, 2000, AND EFFECTIVE MAY 1, 2000, IS EQUAL TO 0.30%. GEAM RESERVES THE RIGHT TO DISCONTINUE THE WAIVER AT ANY TIME.

DIRECTORS' COMPENSATION
The Funds pay no compensation to their Directors who are officers or employees of GEAM or its affiliates. Directors who are not officers or employees receive an annual fee of $6,000 and an additional fee of $500 per Directors' meeting attended in person and an additional fee of $250 for each Directors' conference call meeting attended. These fees are allocated proportionally among the Funds based upon the relative net assets of each Fund.


6.   SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM, Seneca Capital Management, L.L.C. ("Seneca") is the sub-adviser to the Real Estate Securities Fund; GE Asset Management Limited ("GEAML"), formerly GE Investments (US) Limited, is the sub-adviser to the Global Income Fund; NWQ Investment Management Company ("NWQ") is the sub-adviser to the Mid-Cap Value Equity Fund; Palisade Capital Management, LLC ("Palisade") is the sub-advisor to the Small-Cap Value Equity Fund, and State Street Global Advisors ("SSgA"), a division of State Street Bank and Trust Company, is the sub-adviser to the S&P 500 Index Fund.

Seneca, GEAML, NWQ, Palisade and SSgA are responsible for the day-to-day portfolio management of the assets of the Real Estate Securities Fund, Global Income Fund, Mid-Cap Value Equity Fund, Small-Cap Value Equity Fund and S&P 500 Index Fund, respectively, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays Seneca, GEAML, NWQ, Palisade and SSgA monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the respective Funds.


7.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at June 30, 2000, were as follows:

                                                   NET
                        GROSS        GROSS      UNREALIZED
                     UNREALIZED    UNREALIZED  APPRECIATION/
                    APPRECIATION  DEPRECIATION (DEPRECIATION)
--------------------------------------------------------------------------------
U.S. Equity Fund   $ 12,494,973   $ 5,252,203    $ 7,242,770
S&P 500 Index Fund  192,761,984    47,350,471    145,411,513
Premier Growth
  Equity Fund        12,585,886     1,778,659     10,807,227
Value Equity Fund       507,355       527,409        (20,054)
Mid-Cap Value
  Equity Fund        17,491,155    10,761,466      6,729,689
Small-Cap Value
  Equity Fund           614,771       581,683         33,088
International
  Equity Fund        11,256,591     3,821,006      7,435,585
Total Return
  Fund               21,050,733     4,205,374     16,845,359
Income Fund             279,158     1,522,782     (1,243,624)
Global Income
  Fund                  102,923       386,931       (284,008)
Real Estate
 Securities Fund      2,466,599     3,125,036       (658,437)

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at June 30, 2000.

                         NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

8.   OPTIONS

During the period ended June 30, 2000, there were no option contracts written.


9.   INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2000, were as follows:

                               PURCHASES            SALES
--------------------------------------------------------------------------------
U.S. Equity Fund             $32,102,504       $14,809,424

S&P 500 Index Fund           101,592,879        14,842,513

Premier Growth  Equity Fund   36,252,024         8,055,556

Value Equity Fund             10,626,522           714,793

Mid-Cap Value  Equity Fund    29,622,348        14,694,722

Small-Cap Equity Fund         10,589,180         1,330,937

International Equity Fund     20,433,117        15,089,714

Total Return Fund             75,656,020        68,112,711

Income Fund                   83,972,959        79,708,973

Global Income Fund             6,992,814         6,869,151

Real Estate Securities Fund    7,511,472        11,705,555



FORWARD FOREIGN CURRENCY CONTRACTS

At June 30, 2000, the outstanding Forward Foreign Currency Contracts, which obligate the GEI Global Income Fund to deliver currencies at a specified date, were as follows:

                                                 U.S. $   UNREALIZED
            EXCHANGED     EXCHANGED  SETTLEMENT CURRENT APPRECIATION/
               FROM           TO        DATE     VALUE  (DEPRECIATION)
           -----------   ----------- ---------- ------- --------------
PURCHASES
---------
        JPY  50,500,000  USD $496,534 07/07/00  $476,577 $(19,957)
        JPY  50,500,000  USD $484,719 07/07/00  $476,577 $ (8,142)
                                                -------- --------
                                                $953,154 $(28,099)
                                                -------- --------
SALES
-----
        JPY 101,000,000 USD $960,715  07/07/00  $953,154 $  7,561
                                                -------- --------
                                                $953,154 $  7,561
                                                -------- --------
NET UNREALIZED APPRECIATION / (DEPRECIATION) .........   $(20,538)
--------------------------------------------             ========



Open swap transactions held by the Funds consisted of the following as of June 30, 2000:

                                                                NOTIONAL AMOUNT
--------------------------------------------------------------------------------

INCOME FUND

Total Return Swap with Morgan Stanley Capital Services Inc.
on the Lehman Brothers Asset Backed Securities Index. Fund
receives/pays the positive/negative return on the Index and
pays one month LIBOR minus 35 basis points, expires January
31, 2001.                                                            $ 1,020,000


Total Return Swap with Morgan Stanley Capital Services Inc.
on the investment grade component of the Lehman Brothers
CMBS Index. Fund receives/pays the positive/negative return
on the Index and pays one month LIBOR minus 35 basis points,
expires June 29, 2001.                                                 1,420,000


TOTAL RETURN FUND

Total Return Swap with Morgan Stanley Capital Services Inc.
on the Lehman Brothers Asset Backed Securities Index. Fund
receives/pays the positive/negative return on the Index and
pays one month LIBOR minus 35 basis points, expires January
31, 2001.                                                                410,000


Total Return Swap with Morgan Stanley Capital Services Inc.
on the investment grade component of the Lehman Brothers
CMBS Index. Fund receives/pays the positive/negative return
on the Index and pays one month LIBOR minus 35 basis points,
expires June 29, 2001.                                                   830,000

                       GE INVESTMENTS FUNDS' INVESTMENT TEAM
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

U.S. EQUITY FUND
Team led by
Eugene K. Bolton, GE Asset Management

S&P 500 INDEX FUND
Team led by
James B. May, State Street Global Advisors

PREMIER GROWTH EQUITY FUND
David B. Carlson, GE Asset Management

VALUE EQUITY FUND
Peter J. Hathaway, GE Asset Management

MID-CAP VALUE EQUITY FUND
Jon D. Bosse, NWQ Investment Management Company

SMALL-CAP VALUE EQUITY FUND
Investment Committee
Jack Feiler
Martin L. Berman
Steven E. Berman
Richard Meisenberg - Palisade Capital Management, LLC

INTERNATIONAL EQUITY FUND
Team led by Ralph R. Layman, GE Asset Management

TOTAL RETURN FUND
David B. Carlson, GE Asset Management
Ralph R. Layman, GE Asset Management
Robert A. MacDougall, GE Asset Management

INCOME FUND MONEY MARKET FUND
Team led by Robert A. MacDougall, GE Asset Management

GLOBAL INCOME FUND
Esther M. Baroudy, GE Asset Management Limited
(formerly GE Investments (US) Limited)

REAL ESTATE SECURITIES FUND
David A. Shapiro, Seneca Capital Management

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated
(formerly GEInvestment Management Incorporated)

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Martin, Jr.
J. Clifford Miller, III
Lee A. Putney
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Michael J. Tansley

ASSISTANT TREASURER
Michael M. D'Ambrosio

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, L.L.P.

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT AUDITORS
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHAIRMAN OF THE BOARD AND PRESIDENT
Eugene K. Bolton, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, MUTUAL FUNDS
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Geoffrey R. Norman, EVP, MARKETING
Don W. Torey, EVP, PRIVATE EQUITIES AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

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FOR ADDITIONAL INFORMATION PLEASE WRITE OR CALL YOUR FINANCIAL REPRESENTATIVE.



Distributed by GE Investment Distributors, Inc., member NASD and SIPC